UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21503

The FBR Funds

(Exact name of registrant as specified in charter)

1001 Nineteenth Street North
Arlington, VA 22209

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 703.469.1040

William Ginivan
General Counsel
FBR Capital Markets, Inc.
Potomac Tower
1001 Nineteenth Street North
Arlington, VA 22209

(Name and address of agent for service)

Date of fiscal year end: October 31, 2009

Date of reporting period: October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS.
 The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

THE FBR FUNDS

FBR Pegasus FundTM
 FBR Pegasus Mid Cap FundTM
 FBR Pegasus Small Cap FundTM
FBR Pegasus Small Cap Growth FundTM
FBR Focus Fund
FBR Large Cap Financial Fund
FBR Small Cap Financial Fund
FBR Technology Fund
FBR Gas Utility Index Fund

Annual Report
October 31, 2009

[THIS PAGE INTENTIONALLY LEFT BLANK]

The FBR Funds

Annual Letter to Shareholders

Dear Shareholder,

We are pleased to present The FBR Funds’ Annual Report for the twelve-month period ended October 31, 2009.

As we have outlined in previous communications, for each of our actively managed mutual funds our objective is to strive for downside protection in volatile markets while participating in rising ones. We firmly believe that on a relative and absolute basis, outperformance in difficult markets is one of the key drivers to creating long-term wealth for our clients.

The 2009 fiscal year can certainly be characterized as the tale of two markets coupled with emotional volatility. Over the course of the period, investors were subject to a volatile and intense nosedive from September 2008 through February 2009 and subsequent explosive and manic rally off the March lows which lasted through August before cooling in late September 2009. This type of extreme downside and upside volatility, even though it is a small sample of observations relative to our long-term prospective, provides an appropriate backdrop for investors to examine whether we have in fact delivered upon our objectives.

Did we manage to achieve our stated objectives in the face of such short-term market extremes? The answer is a resounding “yes”. I am proud to report that all of our actively managed funds, regardless of capitalization and style, outperformed their benchmarks and peers during the drawdown period, which subjected investors to less volatility. As you would expect, when the market began its rally, our funds generally performed in-line on the way back up. Examining the entire reporting period, which encompasses both extremes, we are fortunate to be able to report that all of our actively managed funds outperformed their benchmark and peers on a relative basis. Detailed performance information on each of our funds can be found within the enclosed Annual Report.

Given our long-term orientation as investors, a single twelve month period should not be the sole basis for the complete evaluation of our investment philosophy and the processes that drive our performance. At the close of our fiscal year, we offered three (3) funds with performance records exceeding ten-years and five (5) funds with a performance record exceeding five-years. During those two time frames, which incorporated asset bubbles and disappointments, bear markets, and optimism, all of these funds across the longer-term horizons outperformed their respective category average on an absolute and relative basis. We are proud of this fact and have every bit of confidence that our newer funds will deliver similar results as they continue to build long-term track records.

The difficult capital markets environment not only presented challenges for investors, it also had a major impact on the entire asset management industry. Post crisis, investors turned to the defensive fixed-income asset class, in search of yield, or to money markets funds for preservation. The flows to these conservative asset classes left many equity funds with significantly smaller assets than in prior years forcing many asset managers to evaluate and rationalize their business strategies and practice.

At The FBR Funds, we were not immune to this trend but managed to successfully navigate the turmoil primarily because of enhanced distribution and client retention efforts. We re-examined our business in light of the changing industry landscape and executed several steps to ensure we remain in the best position to capitalize on current dislocation and stress permeating our industry today. All of the actions being taken, such as exiting the money market business and internalizing the management of our largest product, though difficult, are necessary to ensure we have a solid foundation in place to continue to grow our business organically as well as strategically while remaining focused and committed to delivering the highest quality solutions to our clients.

As in prior years, what follows in this report is a discussion with each portfolio manager with respect to the performance of their fund(s) over the 2009 fiscal year. It also includes their thoughts on related industry conditions and their investment outlook. We believe the comments and thoughts from our seven (7) fund managers are an important part of our annual and semi-annual communications to our shareholder. We encourage you to read them and hopefully better understand our investment process and current thinking.

All of us at The FBR Funds want to thank you for your continued support, and we look forward to serving your investment needs in the years ahead. As always, we welcome your questions and comments. You can reach us via e-mail at fbrfundsinfo@fbr.com or toll free at 888.200.4710.

Sincerely,

David Ellison
President, Chief Investment Officer and Trustee
The FBR Funds

Past performance is not guarantee of future results. The performance data quoted represents past performance and the current performance may be lower or higher than the data quoted. Investment return and principal will fluctuate so that investors’ shares, when redeemed may be worth more or less than their original value. The performance data does not reflect the deduction of redemption fees and if reflected, the redemption fee would reduce the performance quoted. To obtain performance data current to the most recent month-end call 888.888.0025.

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. This and other information can be found in the Fund’s prospectus. To obtain a free prospectus please call 888.888.0025 of visit fbrfunds.com. Please read the prospectus carefully before investing. The FBR Funds are distributed by FBR Investment Services, Inc., member FINRA/SIPC.

The FBR Funds

FBR Pegasus FundTM
Management Overview

Portfolio Managers: Robert Barringer, CFA and Ryan Kelley, CFA

Over the last 12 months, how did the Fund perform and what factors contributed to this performance?

For the one-year period ended October 31, 2009, the Investor Class of the FBR Pegasus FundTM returned 20.12%. This compares favorably to the S&P 500 Index and the Morningstar Large Blend category average which over the same time period returned 9.80% and 11.86%, respectively.

The Fund’s strong total return of over 20% masks the extreme volatility that we experienced in the stock market over the course of the fiscal year. The credit market crisis and financial meltdown that began in the fall of 2008 caused the stock market to drop precipitously, as evidenced by the S&P 500 Index’s negative 29% return from October 31, 2008 to its low closing price on March 9, 2009. During this dramatic market drawdown, the FBR Pegasus FundTM held up better than the index, only dropping approximately 23%. Subsequently, from March 9, 2009 through the end of our reporting period, the Fund matched the extremely strong recovery of the market, as both the S&P 500 Index and the Fund soared 55%. One of our primary investment objectives is to outperform the index with less volatility, and we believe this past year’s performance is a testament to our disciplined investment process.

We are encouraged by the Fund’s relative outperformance and attribute that to two primary factors: stock selection and selective exposure to high-quality stocks in the financial sector.

First, the Fund’s performance was driven primarily by the stocks we owned, rather than by our exposure to any particular industry. According to portfolio analysis provided by Morningstar, over 93% of our outperformance versus the S&P 500 Index was attributable to our ability to chose and weight individual securities within each sector, regardless of a sector’s overall performance. To further highlight this, the Fund’s average material, telecommunication services, and energy stock returns were 59% (versus the index’s 16%), 44% (versus the index’s 5%), and 30% (versus the index’s 8%), respectively. Our stock selection process and long-term orientation worked well during the reporting period.

Second, our exposure to the financial sector helped provide better returns for our shareholders. Throughout the first half of the fiscal year, the Fund was underexposed on average to the financial sector, which performed abysmally during that time period. As financial stocks began roaring back in March 2009, we opportunistically invested in certain companies that fit our investment criteria for financials and that we felt were dramatically under-valued on a long-term basis. In fact, we became heavily over-exposed to financials in the second part of the year. For the entire fiscal year, financials performed the worst within the S&P 500, returning on average -6%, while the Fund’s financial stocks returned on average 9%. Our stock selection and timing worked well, as almost one-fourth of our overall outperformance versus the index came from owning the right financial stocks at the right time.

During this volatile fiscal year, every sector posted overall positive returns for our Fund. Materials and energy were two sectors other than financials that contributed substantially to the Fund’s outperformance versus the index. Only the information technology sector

The FBR Funds

FBR Pegasus FundTM
Management Overview (continued)

underperformed relative to the benchmark, as the average S&P 500 information technology stock was up 31% during the reporting period versus the Fund’s average of 28%.

Portfolio managers comments on the Fund and the related investment outlook.

The past year’s events shook many of the world’s markets and economies to the core, including, in particular, the US. The economic consequences of the bursting of the property market bubble, with all of its attendant aftershocks, are still being felt today. The leverage that was lurking in the financial system was revealed, along with the “virtuous circle” that the leverage had created, namely inflated property values in every category. Then came the other end of the spectrum, the “vicious cycle” of vastly constrained credit and lower property values, causing financing and refinancing problems, leading to further declines in values. One of the few bright spots on the economic front was continued growth in emerging markets, such as in China, which prevented the economic crisis from becoming even worse than it could have been.

The good news is that liquidity has returned to a large degree in the public credit markets as well as in the equity market, allowing companies access to needed capital in order to shore up weakened balance sheets. The stock market has recovered quite nicely from the March 2009 lows and seems to be anticipating a slow, steady recovery in the year ahead. Many of the top performing sectors were those that the market had been concerned about: those with high operating leverage and high balance sheet leverage.

There are now fundamental signs that the economy may be stabilizing, with recent trends in consumer sentiment, employment, and housing showing signs of bottoming. In addition, companies have acted quickly to maintain lean cost structures, helping to mitigate lower revenues and helping the bottom line. These moves have allowed earnings to come in ahead of expectations and should provide greater upside when revenue growth returns.

We continue to position the portfolio to benefit from a slow, steady recovery in the US and globally, and as such, we have overweight positions in the financials, materials, and technology spaces. The wild card is consumers, who have had to deal with declining values of their major asset, their home, and who are concerned about their job, and their retirement nest egg. Thus, while things may get better on the employment front, consumer spending, two thirds of GDP, may continue to be muted.

As always, we focus on picking the best run companies that are selling at reasonable valuations with solid balance sheets, a strategy which has helped us to do well in this uncertain environment.While the market has come back strongly, we believe that there are many opportunities that should perform well in the coming year as the recovery proves to be on more solid ground.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Pegasus FundTM

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. S&P 500 Index(1)(3)

Total Returns—For the Periods Ended October 31, 2009(4)
		Annualized
		Since
	One Year	Inception(5)

FBR Pegasus FundTM Investor Class(1)(2)	20.12%	3.16%
FBR Pegasus FundTM I Class(2)	20.21%	(10.81)%
S&P 500 Index(1)(3)	9.80%	(3.89)%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. If reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	The inception date for the Investor Class is November 15, 2005 and the inception date for the I Class is May 30, 2008. The index return is for the period beginning November 15, 2005.

The FBR Funds

FBR Pegasus FundTM
Portfolio Summary
October 31, 2009

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Finance	23.3%
Technology Services	15.2%
Retail Trade	11.1%
Health Technology	9.7%
Electronic Technology	9.4%
Energy Minerals	9.3%
Producer Manufacturing	6.5%
Consumer Non-Durables	5.3%
Non-Energy Minerals	3.2%
Transportation	3.0%
Consumer Services	1.0%
Communications	0.4%

Cash	2.6%

The FBR Funds

FBR Pegasus FundTM
Portfolio of Investments
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 94.5%
	Communications — 0.4%
1,850	America Movil S.A.B. de C.V., Series L ADR	$81,641

	Consumer Non-Durables — 5.1%
1,475	Colgate-Palmolive Co.	115,979
5,000	Ralcorp Holdings, Inc.*	268,500
3,502	The J.M. Smucker Co.	184,660
13,800	Unilever PLC ADR	411,655

		980,794

	Consumer Services — 1.0%
6,550	Carnival Corp.	190,736

	Electronic Technology — 9.3%
2,200	Apple, Inc.*	414,700
4,000	Canon, Inc. ADR	150,640
19,100	Cisco Systems, Inc.*	436,435
27,500	Intel Corp.	525,525
3,900	Research In Motion Ltd.*	229,047

		1,756,347

	Energy Minerals — 9.0%
7,252	Apache Corp.	682,559
7,200	ConocoPhillips	361,296
2,885	Occidental Petroleum Corp.	218,914
1,830	PetroChina Company Ltd. ADR	219,673
1,498	Royal Dutch Shell PLC, Class A ADR	88,996
4,608	Suncor Energy, Inc.	152,156

		1,723,594

	Finance — 22.5%
4,900	Ameriprise Financial, Inc.	169,883
21,300	Bank of America Corp.	310,554

The FBR Funds

FBR Pegasus FundTM
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Finance — 22.5% (continued)
37,000	Citigroup, Inc.	$151,330
3,525	Franklin Resources, Inc.	368,821
15,300	Hudson City Bancorp, Inc.	201,042
1,900	IntercontinentalExchange, Inc.*	190,361
9,825	JPMorgan Chase & Co.	410,390
76,400	KeyCorp.	411,796
6,900	Manulife Financial Corp.	128,271
7,000	MetLife, Inc.	238,210
5,600	Morgan Stanley	179,872
17,600	People’s United Financial, Inc.	282,128
3,100	Prudential Financial, Inc.	140,213
8,600	SunTrust Banks, Inc.	164,346
11,975	T. Rowe Price Group, Inc.	583,541
2,125	The Goldman Sachs Group, Inc.	361,611

		4,292,369

	Health Technology — 9.5%
2,240	Abbott Laboratories	113,277
4,775	Baxter International, Inc.	258,137
3,325	Becton, Dickinson and Co.	227,297
2,020	C.R. Bard, Inc.	151,641
6,500	Johnson & Johnson	383,825
11,600	Merck & Company, Inc.	358,788
3,220	Novo Nordisk A/S ADR	200,123
6,304	Pfizer, Inc.	107,357

		1,800,445

	Non-Energy Minerals — 3.1%
6,000	BHP Billiton Ltd. ADR	393,480
2,750	Freeport-McMoRan Copper & Gold, Inc.*	201,740

		595,220

The FBR Funds

FBR Pegasus FundTM
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Producer Manufacturing — 6.4%
11,115	3M Co.	$817,730
27,700	General Electric Co.	395,002

		1,212,732

	Retail Trade — 10.7%
11,600	American Eagle Outfitters, Inc.	202,884
3,000	Fastenal Co.	103,500
4,500	Kohl’s Corp.*	257,490
19,600	Lowe’s Companies, Inc.	383,572
9,600	Target Corp.	464,928
15,325	The Gap, Inc.	327,036
4,900	Walgreen Co.	185,367
2,350	Wal-Mart Stores, Inc.	116,748

		2,041,525

	Technology Services — 14.6%
4,450	Accenture PLC, Class A	165,006
3,600	Adobe Systems, Inc.*	118,584
3,700	Automatic Data Processing, Inc.	147,260
675	Google, Inc., Class A*	361,881
3,800	International Business Machines Corp.	458,318
17,650	Microsoft Corp.	489,434
21,800	Oracle Corp.	459,980
9,200	SAP AG ADR	416,484
10,400	Total System Services, Inc.	166,088

		2,783,035

	Transportation — 2.9%
4,350	Burlington Northern Santa Fe Corp.	327,642
4,050	Union Pacific Corp.	223,317

		550,959

	Total Common Stocks (Cost $16,249,571)	18,009,397

The FBR Funds

FBR Pegasus FundTM
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	MONEY MARKET FUND — 2.6%
486,364	JPMorgan 100% U.S. Treasury Securities Money Market Fund	$486,364

	Total Investments — 97.1% (Cost $16,735,935)	18,495,761

	Other Assets Less Liabilities — 2.9%	550,371

	Net Assets — 100.0%	$19,046,132

*	Non-income producing security
ADR	American Depositary Receipts
PLC	Public Liability Company
Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Pegasus Mid Cap FundTM
Management Overview

Portfolio Manager: Ryan Kelley, CFA

Over the last 12 months, how did the Fund perform and what factors contributed to this performance?

For the one-year period ended October 31, 2009, the Investor Class of the FBR Pegasus Mid Cap FundTM returned 18.51%. This compares to the Russell Midcap Index and the Morningstar Mid Cap Blend category average, which over the same time period returned 18.75% and 18.21%, respectively.

During this fiscal year, mid-cap stocks performed the best when compared to large-cap and small-cap stocks. Indeed, while the Russell Midcap Index returned almost 19%, the Russell 1000 Index (large-cap) and the Russell 2000 Index (small-cap) rose only 11% and 6%, respectively.

We are encouraged by the Fund’s strong total return of almost 19% coupled with its low volatility. The credit market and financial crisis that began in the fall of 2008 caused the stock market to drop precipitously, and the Russell Midcap Index posted a negative 29% return from October 31, 2008 to its low closing price on March 9, 2009. During this dramatic drop, the Fund showed substantially less volatility, only dropping approximately 21%. Subsequently, from March 9, 2009 through the end of our reporting period, the Fund lagged the extremely strong recovery of the market but ended the fiscal year essentially in-line with its benchmark and its peers.

Despite an extremely volatile market, every sector in the Russell Midcap Index posted positive average returns over our fiscal year. According to Morningstar, leading sectors included information technology and consumer discretionary, posting average returns of 33% and 32%, respectively. While the Fund slightly lagged by less than 2% in each of these sectors, they were the two largest contributors to the Fund’s performance. The two sectors in which the Fund outperformed the benchmark by the greatest margin were consumer staples and materials, with the latter posting average returns of 74% versus the index’s 25%. The healthcare sector, however, was the largest detractor from the Fund’s performance as certain medical equipment producers performed poorly during the fiscal year.

Although performance is primarily driven by a fund’s investments, cash levels can both add and subtract from a fund’s relative performance. The Fund experienced some of both this year. High cash levels as the market was falling helped the Fund outperform the benchmark. However, this larger cash position caused the Fund to lag as the market soared in March and April. Additionally, in late April of 2009, a large cash inflow of approximately 33% (well above our normal level of less than 10%) of the Fund’s overall assets under management caused continued underperformance as the markets continued their strong upward trend.

Portfolio manager comments on the Fund and the related investment outlook.

We strive to provide strong long-term returns for our shareholders while protecting against the downside. We are encouraged by this year’s performance, as the Fund posted a total return of almost 19% and did so with significantly less volatility than our benchmark.

The FBR Funds

FBR Pegasus Mid Cap FundTM
Management Overview (continued)

The volatility in both the economy and the financial markets was dramatic, if not unprecedented, to say the least. Two issues became apparent in this turbulent market. First, fear and panic are extremely strong drivers in our modern market of instantaneous access to information, low-cost trading, and rapidly shifting money flows. Second, we believe economic resilience coupled with worldwide governmental intervention is a powerful force for stock market recovery. These two factors, when working in succession, helped to cause the extreme decline and inspiring recovery that we saw this past year.

We believe that the economic recovery has begun in earnest, although there is still much uncertainty in the market and continued mixed fundamental data flow makes it difficult for investors to become comfortable with the overall direction of the market. We continue to seek good entry points for new portfolio holdings and re-evaluate both those stocks that have done well and those that have not. Our investment philosophy, process, and discipline remain intact while we adapt to new opportunities and rapidly moving markets. We believe the Fund’s diversification and mix of low valuation stocks and higher growth stocks will continue to provide solid returns for our shareholders with less volatility over a complete business cycle.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Pegasus Mid Cap FundTM

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Russell Midcap Index(1)(3)

Total Returns—For the Periods Ended October 31, 2009(4)
		Annualized
		Since
	One Year	Inception(5)

FBR Pegasus Mid Cap FundTM Investor Class(1)(2)	18.51%	(0.70)%
FBR Pegasus Mid Cap FundTM I Class(2)	18.78%	(11.20)%
Russell Midcap Index(1)(3)	18.75%	(9.88)%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. If reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	The inception date for the Investor Class is February 28, 2007 and the inception date for the I Class is May 30, 2008. The index return is for the period beginning February 28, 2007.

The FBR Funds

FBR Pegasus Mid Cap FundTM
Portfolio Summary
October 31, 2009

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Finance	19.8%
Health Technology	9.8%
Technology Services	9.4%
Retail Trade	8.2%
Producer Manufacturing	7.5%
Commercial Services	7.0%
Consumer Non-Durables	6.0%
Utilities	5.0%
Process Industries	4.7%
Industrial Services	4.6%
Electronic Technology	3.7%
Consumer Durables	3.3%
Non-Energy Minerals	3.1%
Distribution Services	1.8%
Energy Minerals	1.7%
Communications	1.4%
Consumer Services	1.4%
Health Services	0.5%

Cash	1.1%

The FBR Funds

FBR Pegasus Mid Cap FundTM
Portfolio of Investments
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 95.2%
	Commercial Services — 6.7%
3,660	Copart, Inc.*	$117,742
1,550	Equifax, Inc.	42,439
2,172	FactSet Research Systems, Inc.	139,117
3,525	Ritchie Bros. Auctioneers, Inc.	77,268
4,850	SEI Investments Co.	84,730

		461,296

	Communications — 1.3%
3,050	Telephone and Data Systems, Inc.	90,341

	Consumer Durables — 3.2%
12,293	Activision Blizzard, Inc.*	133,133
4,699	Mattel, Inc.	88,952

		222,085

	Consumer Non-Durables — 5.8%
2,812	Alberto-Culver Co.	75,418
3,500	Hansen Natural Corp.*	126,525
5,825	Tyson Foods, Inc., Class A	72,929
1,729	VF Corp.	122,828

		397,700

	Consumer Services — 1.3%
775	Apollo Group, Inc., Class A*	44,253
500	ITT Educational Services, Inc.*	45,175

		89,428

	Distribution Services — 1.7%
6,575	Ingram Micro, Inc., Class A*	116,049

	Electronic Technology — 3.6%
3,325	Dolby Laboratories, Inc., Class A*	139,450
3,875	FLIR Systems, Inc.*	107,764

		247,214

	Energy Minerals — 1.7%
1,077	Energen Corp.	47,259
1,675	Pioneer Natural Resources Co.	68,859

		116,118

The FBR Funds

FBR Pegasus Mid Cap FundTM
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Finance — 19.1%
4,470	Annaly Capital Management, Inc.	$75,588
3,040	Capitol Federal Financial	92,203
3,325	Comerica, Inc.	92,268
1,975	Commerce Bancshares, Inc.	75,761
10,725	Hudson City Bancorp, Inc.	140,926
16,900	Huntington Bancshares, Inc.	64,389
15,350	KeyCorp.	82,737
1,446	M&T Bank Corp.	90,880
7,285	New York Community Bancorp, Inc.	78,678
7,950	People’s United Financial, Inc.	127,439
16,000	Regions Financial Corp.	77,440
4,886	T. Rowe Price Group, Inc.	238,094
1,725	The Hanover Insurance Group, Inc.	72,554

		1,308,957

	Health Services — 0.5%
1,030	Lincare Holdings, Inc.*	32,352

	Health Technology — 9.3%
380	Bio-Rad Laboratories, Inc., Class A*	33,968
1,546	C.R. Bard, Inc.	116,058
4,100	Endo Pharmaceuticals Holdings, Inc.*	91,840
3,738	Forest Laboratories, Inc.*	103,430
2,445	Pall Corp.	77,604
1,685	Techne Corp.	105,330
2,839	Varian Medical Systems, Inc.*	116,343

		644,573

	Industrial Services — 4.4%
2,285	ENSCO International, Inc.	104,630
3,340	Helmerich & Payne, Inc.	126,986
1,087	Pride International, Inc.*	32,132
1,550	Rowan Companies, Inc.	36,038

		299,786

	Non-Energy Minerals — 3.0%
3,375	Compania de Minas Buenaventura S.A.A. ADR	113,299
2,627	United States Steel Corp.	90,605

		203,904

The FBR Funds

FBR Pegasus Mid Cap FundTM
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Process Industries — 4.4%
1,472	Bunge Ltd.	$83,992
2,475	Ecolab, Inc.	108,801
2,134	Sigma-Aldrich Corp.	110,819

		303,612

	Producer Manufacturing — 7.3%
2,953	Cummins, Inc.	127,157
2,235	Kubota Corp. ADR	85,846
3,580	Magna International, Inc., Class A	141,875
2,712	Roper Industries, Inc.	137,092

		491,970

	Retail Trade — 8.1%
3,690	Abercrombie & Fitch Co., Class A	121,106
7,249	American Eagle Outfitters, Inc.	126,785
2,525	BJ’s Wholesale Club, Inc.*	88,451
2,350	Fastenal Co.	81,075
3,485	Tiffany & Co.	136,926

		554,343

	Technology Services — 9.0%
5,133	Check Point Software Technologies Ltd.*	159,482
3,350	Cognizant Technology Solutions Corp., Class A*	129,478
2,700	Global Payments, Inc.	132,920
950	NetEase.com, Inc. ADR*	36,689
4,375	Paychex, Inc.	124,294
600	Sohu.com, Inc.*	33,360

		616,223

	Utilities — 4.8%
1,816	Pinnacle West Capital Corp.	56,877
1,473	Questar Corp.	58,684
1,675	SCANA Corp.	56,682
1,100	Sempra Energy	56,595

The FBR Funds

FBR Pegasus Mid Cap FundTM
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Utilities — 4.8% (continued)
2,950	Westar Energy, Inc.	$56,493
2,173	Xcel Energy, Inc.	40,939

		326,270

	Total Common Stocks (Cost $5,998,739)	6,522,221

	MONEY MARKET FUND — 1.1%
75,655	JPMorgan 100% U.S. Treasury Securities Money Market Fund	75,655

	Total Investments — 96.3% (Cost $6,074,394)	6,597,876

	Other Assets Less Liabilities — 3.7%	253,157

	Net Assets — 100.0%	$6,851,033

*	Non-income producing security
ADR	American Depositary Receipts
Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Pegasus Small Cap FundTM
Management Overview

Portfolio Manager: Robert Barringer, CFA

Over the last 12 months, how did the Fund perform and what factors contributed to this performance?

For the one-year period ended October 31, 2009, the Investor Class of the FBR Pegasus Small Cap FundTM returned 12.68%. This compares to the Russell 2000 Index and the Morningstar Small Cap Blend category average, which returned 6.46% and 11.74%, respectively.

Specific stock selection accounted for the vast majority (94%) of the overall return of the Fund versus overweighting specific sectors, which attributed approximately 6%. In particular, the Fund’s selections of individual high-quality financial stocks were the largest drivers of outperformance. Relative to the Russell 2000 Index, the Fund maintained overweight positions in savings banks and asset managers while remaining materially underweight in very hard hit regional banks during the reporting period. Individual selection in the consumer discretionary sector was the second best contributor to the Fund’s outperformance, where specific stock picks well outperformed the buoyant category.

Over the course of the reporting period, almost every single economic sector represented in the Fund’s portfolio experienced a positive return relative to its index, with one minor exception, consumer staples. Our goal is to provide investors with diversified exposure to the small-cap asset class while delivering above average risk-adjusted returns over a full market cycle. Our investment process allows us to identify companies offering what we believe are the most attractive risk/return profiles within each sector and acquire them at reasonable prices. The previous twelve months highlighted the merits of our process as we continued to achieve our stated objective.

Portfolio manager comments on the Fund and the related investment outlook.

The stock market and the economy of the US in the past year have been hit hard by the popping of the real estate bubble and all of its associated implications. Intuitively, investors would have assumed that large-cap companies would outperform in this scenario, but the large-cap asset class was severely impacted by the negative performance of large financial institutions. These financial institutions relied more heavily on complex investments and unregulated funding sources embedded in their “more sophisticated” balance sheet structure to continue to drive growth. This stance ultimately proved to be extremely risky, especially as locating adequate short-term funding became nearly impossible as a result of the credit crisis and higher capital requirements were mandated by the government. Indeed, the smaller cap companies in the financial area, by virtue of their “plain vanilla” profiles, with relatively straightforward businesses of making loans and taking in deposits from their branch network, were, with some exceptions, less impacted and performed far better than their larger brethren. Other major large-cap companies that were impacted by the credit crisis were auto companies and their manufacturers, and some other major companies with complex financial subsidiaries, such as General Electric.

The FBR Funds

FBR Pegasus Small Cap FundTM
Management Overview (continued)

We are now in the process of healing across the global financial system, as companies are now able to access the public debt and equity markets. Increasingly, companies across the market cap spectrum have been able to raise capital either through an initial public offering or a secondary issue, and I believe that through this healing process the stronger players will be able to acquire assets or entire companies at attractive prices. Examples of this include recent very attractive deals that a number of banks have completed with the assistance of the FDIC, in effect making them the consolidators of the banking space. Investors also seem to be looking at public real estate investment trusts to act in a similar capacity, being able to access the public markets while the private players are having more difficulty raising capital.

In the year ahead, I have positioned the portfolio to take advantage of the viewpoint that the US economy will gradually improve, and that we will move from a phase of survival to a focus on growth. One of the wildcards is how quickly we will see employment growth return or whether, as many people have voiced, we will have a “jobless recovery”. Two key issues are how and when will the government manage to back away from its aggressive stimulus program. Also important is the timing of a decision by the fed to raise interest rates and the impact of dang so on a fragile recovery.

As always, I will be looking for the best companies in each sector, with solid business models, good management, prudent balance sheets, selling at the most reasonable prices. I will tilt the portfolio towards those areas that can take advantage of a cyclical upturn in the economy, such as certain parts of industrials, material, financials, and technology. Further, I will attempt to position the portfolio to participate and capitalize on what I believe are some of the most significant and powerful, secular growth trends developing today.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Pegasus Small Cap FundTM

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Russell 2000 Index(1)(3)

Total Returns—For the Periods Ended October 31, 2009(4)
		Annualized
		Since
	One Year	Inception(5)

FBR Pegasus Small Cap FundTM Investor Class(1)(2)	12.68%	(1.72)%
FBR Pegasus Small Cap FundTM I Class(2)	12.73%	(10.14)%
Russell 2000 Index(1)(3)	6.46%	(10.76)%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. If reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	The Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market capitalization.
(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	The inception date for the Investor Class is February 28, 2007 and the inception date for the I Class is May 30, 2008. The index return is for the period beginning February 28, 2007.

The FBR Funds

FBR Pegasus Small Cap FundTM
Portfolio Summary
October 31, 2009

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Finance	31.8%
Electronic Technology	11.2%
Retail Trade	8.0%
Technology Services	7.3%
Producer Manufacturing	7.3%
Energy Minerals	5.5%
Health Technology	5.3%
Distribution Services	4.7%
Process Industries	3.1%
Transportation	2.8%
Commercial Services	2.6%
Consumer Durables	2.5%
Utilities	2.0%
Consumer Services	1.9%
Industrial Services	1.7%
Non-Energy Minerals	1.4%
Health Services	0.9%

The FBR Funds

FBR Pegasus Small Cap FundTM
Portfolio of Investments
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 94.4%
	Commercial Services — 2.5%
4,075	Lender Processing Services, Inc.	$162,185
5,910	SEI Investments Co.	103,248

		265,433

	Consumer Durables — 2.3%
5,400	Lennar Corp., Class A	68,040
2,450	Snap-On, Inc.	89,499
1,900	The Black & Decker Corp.	89,718

		247,257

	Consumer Services — 1.7%
2,500	DreamWorks Animation SKG, Inc., Class A*	80,000
6,070	Rollins, Inc.	109,746

		189,746

	Distribution Services — 4.4%
2,100	MSC Industrial Direct Company, Inc., Class A	90,405
6,380	Patterson Companies, Inc.*	162,881
11,500	Pool Corp.	225,170

		478,456

	Electronic Technology — 10.6%
8,450	ADTRAN, Inc.	194,688
1,850	Comtech Telecommunications Corp.*	59,422
2,300	Cymer, Inc.*	78,752
16,800	Emulex Corp.*	169,680
8,900	International Rectifier Corp.*	162,692
4,500	Microchip Technology, Inc.	107,820
5,700	Polycom, Inc.*	122,379
9,950	QLogic Corp.*	174,523
6,300	Skyworks Solutions, Inc.*	65,709

		1,135,665

	Energy Minerals — 5.2%
3,900	Arena Resources, Inc.*	145,314
3,200	Concho Resources, Inc.*	121,952
1,980	Energen Corp.	86,882

The FBR Funds

FBR Pegasus Small Cap FundTM
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Energy Minerals — 5.2% (continued)
3,150	Goodrich Petroleum Corp.*	$80,861
2,000	Whiting Petroleum Corp.*	112,800

		547,809

	Finance — 29.8%
3,475	Affiliated Managers Group, Inc.*	220,628
6,835	American Financial Group, Inc.	168,140
10,000	AmeriCredit Corp.*	176,500
7,500	Arthur J. Gallagher & Co.	167,325
21,800	Astoria Financial Corp.	217,564
12,500	Cathay General Bancorp	110,375
14,000	DiamondRock Hospitality Co.*	106,540
13,400	First Horizon National Corp.*	158,522
25,300	First Niagara Financial Group, Inc.	324,852
23,300	Fulton Financial Corp.	192,458
4,600	Knight Capital Group, Inc., Class A*	77,510
5,275	optionsXpress Holdings, Inc.	82,448
4,700	Platinum Underwriters Holdings Ltd.	168,119
3,700	Raymond James Financial, Inc.	87,357
4,550	StanCorp Financial Group, Inc.	167,031
15,400	Susquehanna Bancshares, Inc.	84,854
1,950	The Hanover Insurance Group, Inc.	82,017
1,965	Torchmark Corp.	79,779
5,900	UDR, Inc.	84,842
7,500	Waddell & Reed Financial, Inc., Class A	210,450
13,900	Webster Financial Corp.	157,209
4,750	Zions Bancorp	67,260

		3,191,780

	Health Services — 0.8%
2,100	Computer Programs and Systems, Inc.	88,704

	Health Technology — 5.1%
12,200	STERIS Corp.	356,973
1,897	Techne Corp.	118,581
7,700	VIVUS, Inc.*	60,830

		536,384

The FBR Funds

FBR Pegasus Small Cap FundTM
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Industrial Services — 1.6%
7,500	Rowan Companies, Inc.	$174,375

	Non-Energy Minerals — 1.3%
8,400	Century Aluminum Co.*	72,828
5,000	Steel Dynamics, Inc.	66,950

		139,778

	Process Industries — 2.9%
9,650	GrafTech International Ltd.*	130,275
3,030	Sensient Technologies Corp.	76,629
4,200	The Valspar Corp.	106,554

		313,458

	Producer Manufacturing — 7.0%
1,525	A.O. Smith Corp.	60,436
1,700	Armstrong World Industries, Inc.*	63,325
2,210	Carlisle Companies, Inc.	68,598
4,580	Graco, Inc.	126,132
2,750	Lennox International, Inc.	92,593
2,300	Lincoln Electric Holdings, Inc.	109,112
3,400	Simpson Manufacturing Company, Inc.	79,526
2,075	The Toro Co.	76,817
875	Valmont Industries, Inc.	63,236

		739,775

	Retail Trade — 7.7%
5,225	Abercrombie & Fitch Co., Class A	171,484
9,000	American Eagle Outfitters, Inc.	157,410
3,050	Jos. A. Bank Clothiers, Inc.*	124,989
2,900	The Buckle, Inc.	87,029
2,625	The Gymboree Corp.*	111,746
8,500	Williams-Sonoma, Inc.	159,630

		812,288

	Technology Services — 6.9%
4,000	Broadridge Financial Solutions, Inc.	83,240
8,700	Jack Henry & Associates, Inc.	200,709
3,020	MICROS Systems, Inc.*	81,298

The FBR Funds

FBR Pegasus Small Cap FundTM
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Technology Services — 6.9% (continued)
5,900	Sybase, Inc.*	$233,404
14,900	TIBCO Software, Inc.*	130,375

		729,026

	Transportation — 2.7%
6,400	Genessee & Wyoming, Inc., Class A*	185,664
5,250	Werner Enterprises, Inc.	98,438

		284,102

	Utilities — 1.9%
6,300	Great Plains Energy, Inc.	108,990
5,000	Portland General Electric Co.	92,950

		201,940

	Total Common Stocks (Cost $9,427,736)	10,075,976

	Total Investments — 94.4% (Cost $9,427,736)	10,075,976

	Other Assets Less Liabilities — 5.6%	595,240

	Net Assets — 100.0%	$10,671,216

*	Non-income producing security
Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Pegasus Small Cap Growth FundTM
Management Overview

Portfolio Manager: Robert Barringer, CFA

Over the last 12 months, how did the Fund perform and what factors contributed to this performance?

For the one-year period ended October 31, 2009, the Investor Class of the FBR Pegasus Small Cap Growth FundTM returned 18.39%. This compares to the Russell 2000 Growth Index and the Morningstar Small Cap Growth category average, which returned 11.34% and 13.17%, respectively.

Nearly all of the Fund’s outperformance against its benchmark was attributable to specific stock selection in the various economic sectors represented in the portfolio rather than its relative over- or underweight positions. The main areas of outperformance were individual selections in select high-quality healthcare, industrials, consumer discretionary and technology companies. The single largest detractor to the Fund’s performance during the reporting period was a combination of individual selection and an underweight position to the energy minerals sector relative to the Russell 2000 Growth Index.

During this time frame, our investment process continued to allow us to identify high-quality small-cap companies with solid fundamentals, outsized prospects for growth and durable business models that we were able to acquire at reasonable valuations. This allowed the Fund to expose investors to less volatility than its benchmark. Over the course of the last twelve months, the Fund delivered almost 90% of the upside performance while subjecting investors to only 72% of the downside. This lower volatility is attributable to the Fund’s tighter standard deviation band of 24.40% relative to the Russell 2000 Growth Index’s 29.68%. During this tumultuous period, it was heartening to see the market recognize the lower-risk higher-return potential inherent in the types of companies we seek to own regardless of market environment and reward them accordingly.

Portfolio manager comments on the Fund and the related investment outlook.

Over the past year, the small-cap growth style more than doubled the performance of the small-cap value style largely because of its lower exposure to the harder hit segments of the market including financials, industrials and materials. Technology, in particular, was a strong performer over the Fund’s fiscal year, as hardware, semiconductor and software earnings held up a lot better than anticipated, certainly relative to expectations set by previous cycles. Technology and innovation is increasingly relied upon as a strategic asset to save money and time, and, without access to implementing the best tools available, a company can be at a competitive disadvantage. Over the past few years, individuals have been coming to view technology as essential to their personal lives and spending has remained strong and should continue for the foreseeable future.

In addition, the consumer discretionary segment performed well, in spite of what was happening to employment and the economy. While perhaps taking fewer vacations and trips to hotels, consumers continued to buy apparel and visit restaurants as eating out has

The FBR Funds

FBR Pegasus Small Cap Growth FundTM
Management Overview (continued)

become a regular feature of the American lifestyle. The death of the consumer was predicted, but it did not happen, even with all of the troubles with personal balance sheets, and high unemployment.

Looking ahead, I expect that the economy will slowly improve as signs of stability have shown themselves in a number of key economic statistics. The Fund’s investment style heavily emphasizes quality growth and will continue to invest in those market segments which afford the highest growth characteristics. I will continue to attempt to take advantage of those areas that have been hardest hit over the past year, such as the industrials, financials, and materials sectors. Those cyclical areas also should perform well as economic growth resumes.

As always, I will look for the best run companies with solid balance sheets, good management, and above average growth potential. In addition, I will attempt to identify and capitalize on those key secular growth stories that should provide high growth and returns over a multi-year period.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Pegasus Small Cap Growth FundTM

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Russell 2000 Growth Index(1)(3)

Total Returns—For the Periods Ended October 31, 2009(4)
			Annualized
		Annualized	Since
	One Year	Five Year	Inception(5)

FBR Pegasus Small Cap Growth FundTM Investor Class(1)(2)	18.39%	3.78%	1.16%
FBR Pegasus Small Cap Growth FundTM I Class(2)	18.50%	N/A	(10.65)%
FBR Pegasus Small Cap Growth FundTM R Class(2)	17.99%	N/A	(11.10)%
Russell 2000 Growth Index(1)(3)	11.34%	0.95%	(0.16)%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. If reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)

The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)

FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	The inception date for the Investor Class is January 20, 2004 and the inception date for the I Class and R Class is May 30, 2008. The index return is for the period beginning January 20, 2004.

The FBR Funds

FBR Pegasus Small Cap Growth FundTM
Portfolio Summary
October 31, 2009

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Technology Services	19.2%
Finance	12.5%
Commercial Services	10.3%
Health Technology	8.9%
Health Services	7.7%
Electronic Technology	6.8%
Consumer Non-Durables	5.9%
Consumer Services	5.9%
Producer Manufacturing	4.8%
Transportation	4.0%
Energy Minerals	3.1%
Industrial Services	2.4%
Retail Trade	2.3%
Consumer Durables	2.3%
Non-Energy Minerals	1.5%
Distribution Services	1.4%
Communications	0.7%

Cash	0.3%

The FBR Funds

FBR Pegasus Small Cap Growth FundTM
Portfolio of Investments
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 99.0%
	Commercial Services — 10.1%
1,825	Copart, Inc.*	$58,710
1,738	CoStar Group, Inc.*	67,469
1,825	FactSet Research Systems, Inc.	116,891
1,490	Morningstar, Inc.*	76,020
3,900	SEI Investments Co.	68,133
2,300	Watson Wyatt Worldwide, Inc., Class A	100,234
3,000	Wright Express Corp.*	83,730

		571,187

	Communications — 0.7%
6,000	Terremark Worldwide, Inc.*	38,340

	Consumer Durables — 2.3%
3,200	Fossil, Inc.*	85,535
1,100	Polaris Industries, Inc.	46,277

		131,812

	Consumer Non-Durables — 5.8%
1,700	Guess?, Inc.	62,135
2,500	Hansen Natural Corp.*	90,375
3,650	True Religion Apparel, Inc.*	94,060
3,175	Under Armour, Inc., Class A*	85,249

		331,819

	Consumer Services — 6.0%
940	Capella Education Co.*	64,766
450	Chipotle Mexican Grill, Inc., Class A*	36,671
445	ITT Educational Services, Inc.*	40,206
3,800	Penn National Gaming, Inc.*	95,494
5,000	Rollins, Inc.	90,400

		327,537

	Distribution Services — 1.3%
3,050	Patterson Companies, Inc.*	77,867

	Electronic Technology — 6.8%
1,000	Hittite Microwave Corp.*	36,800
3,100	Palm, Inc.*	35,991

The FBR Funds

FBR Pegasus Small Cap Growth FundTM
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Electronic Technology — 6.8% (continued)
3,725	Polycom, Inc.*	$79,976
7,725	QLogic Corp.*	135,497
4,100	Skyworks Solutions, Inc.*	42,763
2,000	Supertex, Inc.*	48,500

		379,527

	Energy Minerals — 3.1%
1,840	Comstock Resources, Inc.*	75,606
3,675	Goodrich Petroleum Corp.*	94,337

		169,943

	Finance — 12.4%
7,600	AmeriCredit Corp.*	134,140
1,200	Comerica, Inc.	33,300
11,000	Conseco, Inc.*	57,310
850	Ebix, Inc.*	52,360
16,400	Huntington Bancshares, Inc.	62,484
4,000	Janus Capital Group, Inc.	52,480
4,600	Legg Mason, Inc.	133,906
4,825	Marshall & Ilsley Corp.	25,669
1,275	Stifel Financial Corp.*	66,249
4,700	TradeStation Group, Inc.*	36,284
1,625	Waddell & Reed Financial, Inc., Class A	45,598

		699,780

	Health Services — 7.6%
600	athenahealth, Inc.*	22,566
1,380	Cerner Corp.*	104,935
11,400	Health Grades, Inc.*	49,476
1,640	Lincare Holdings, Inc.*	51,512
650	MEDNAX, Inc.*	33,748
3,900	VCA Antech, Inc.*	92,897
2,825	WellCare Health Plans, Inc.*	73,817

		428,951

	Health Technology — 8.9%
2,300	Crucell N.V. ADR*	45,425
2,050	Dendreon Corp.*	51,804
800	Human Genome Sciences, Inc.*	14,952

The FBR Funds

FBR Pegasus Small Cap Growth FundTM
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Health Technology — 8.9% (continued)
1,165	IDEXX Laboratories, Inc.*	$59,555
2,700	Kinetic Concepts, Inc.*	89,613
2,175	Techne Corp.	135,959
1,000	United Therapeutics Corp.*	42,540
7,000	VIVUS, Inc.*	55,300

		495,148

	Industrial Services — 2.4%
750	Core Laboratories N.V.	78,225
2,700	Superior Energy Services, Inc.*	58,347

		136,572

	Non-Energy Minerals — 1.5%
3,000	Century Aluminum Co.*	26,010
1,350	Schnitzer Steel Industries, Inc., Class A	58,374

		84,384

	Producer Manufacturing — 4.8%
1,850	A123 Systems, Inc.*	36,371
1,425	Mettler-Toledo International, Inc.*	138,938
1,500	Westinghouse Air Brake Technologies Corp.	55,140
1,525	Woodward Governor Co.	35,853

		266,302

	Retail Trade — 2.3%
1,800	Aeropostale, Inc.*	67,554
1,460	J. Crew Group, Inc.*	59,539

		127,093

	Technology Services — 19.1%
3,400	Blackbaud, Inc.	75,446
4,600	CommVault Systems, Inc.*	90,620
5,045	Fidelity National Information Services, Inc.	109,779
2,800	Global Payments, Inc.	137,844
3,877	Jack Henry & Associates, Inc.	89,442
1,500	JDA Software Group, Inc.*	29,760
2,095	MICROS Systems, Inc.*	56,397
700	MicroStrategy, Inc., Class A*	61,089
2,575	Open Text Corp.*	95,378

The FBR Funds

FBR Pegasus Small Cap Growth FundTM
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Technology Services — 19.1% (continued)
950	Quality Systems, Inc.	$57,969
5,025	Quest Software, Inc.*	84,269
3,100	Solera Holdings, Inc.	99,882
1,400	Sybase, Inc.*	55,384
885	Syntel, Inc.	31,710

		1,074,969

	Transportation — 3.9%
1,875	Genessee & Wyoming, Inc., Class A*	54,394
8,400	Heartland Express, Inc.	114,240
3,550	Knight Transportation, Inc.	56,942

		225,576

	Total Common Stocks (Cost $5,082,672)	5,566,807

	MONEY MARKET FUND — 0.3%
14,692	JPMorgan 100% U.S. Treasury Securities Money Market Fund	14,692

	Total Investments — 99.3% (Cost $5,097,364)	5,581,499

	Other Assets Less Liabilities — 0.7%	41,014

	Net Assets — 100.0%	$5,622,513

*	Non-income producing security
ADR	American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Focus Fund
Management Overview

Portfolio Managers: David Rainey, CFA, Brian Macauley, CFA and Ira Rothberg, CFA

Over the last 12 months, how did the Fund perform and what factors contributed to this performance?

For the one-year period ending October 31, 2009, the Investor Class of the FBR Focus Fund returned 17.74%. This compares to the Russell 2000 Index and the S&P 500 Index, which returned 6.46% and 9.80% for the same period, respectively.

The Fund’s favorable absolute and relative returns were a result of improved business prospects for its key holdings, owing to a better overall economic outlook and company-specific developments. Leading contributors to the Fund’s performance were AmeriCredit, Bally Technologies, CarMax, Penn National Gaming, and O’Reilly Automotive. Leading detractors from the Fund’s performance were Markel, Alimentation Couche-Tard, and 99 Cents Only Stores.

Portfolio managers comments on the Fund and the related investment outlook.

We are just a few weeks away from closing the books on the first decade of the new millennium. It has been a wild ride for the stock market and economy and this seems like a good time to reflect upon the period.

In many ways this has been a remarkable decade with the economy stricken by not one, but two massive asset bubbles: the internet-telecom bubble and the real estate-credit bubble. The net result of these experiences is that the decade will be the worst for stock market performance since the Depression-era 1930s.

$10,000 invested in the S&P 500 ten years ago is now worth $9,090, a negative 0.95% annualized return. Thankfully, the Focus Fund can look back at a more favorable result – $10,000 invested 10 years ago is now worth $29,279, a positive 11.34% annualized return.

So the important questions are why did the Fund achieve this performance and does this provide any insight into future prospects?

One might assume that a better investment result is the product of a better work ethic or IQ, but this is not the case. Investing is a competitive field populated by thousands of smart and ambitious professionals and while these traits are helpful to getting into the field, they provide limited advantage once there.

We think that the Fund’s results are a product of playing in the same investment game as the competitors, but with a different, and what we believe to be a better, playbook.

While the economy and market indices have languished, some individual businesses have flourished. The Fund does not own the overall stock market; it owns about 25 carefully selected individual businesses. It has the flexibility to avoid unattractive companies or sectors and instead focus its assets in the most compelling prospects. We believe both of these factors – playing defense by avoiding troublesome areas, then offense by concentrating in winning stocks – were key in the Fund’s favorable outcome for the decade.

The FBR Funds

FBR Focus Fund
Management Overview (continued)

Defense first

The accomplished 19th century mathematician, Carl Jacobi, solved many problems by applying the maxim, “invert, always invert”. Jacobi believed that the solution to many difficult problems could be found by expressing them in inverse form. His maxim has application in mathematics, but can also be adapted to investing.

While the objective of the Fund is capital appreciation, or “making money”, this goal is best advanced by first applying the Jacobi maxim and asking “how do you avoid losing money?”

In practice this means that emphasis is placed on first understanding an investment’s downside risk, which is defined simply as the potential that a stock bought or owned today will be worth less in several years. This happens when a business suffers a sustained deterioration in fundamentals, such as a decline in demand or increase in competition, or if simply too high a price was paid for the stock. Only by understanding these risks can the risk-return profile be assessed and the most promising investment prospects identified.

If a business and its risks are not understood then the downside potential cannot be handicapped, and consequently the Fund will avoid that stock. Many prospects fall in this category, either because of company specific risks or concerns about the overall industry sector. While this decade’s bubbles were not clearly evident at the time, this defense first approach revealed sufficient warning signs for the Fund to steer clear of significant involvement in the most devastated sectors (internet, telecom, real estate, and banks).

It seems ludicrous that new excesses could be brewing when the turmoil from the real estate-credit bubble remains unsettled. But one would have thought the same thing in 2003 in the aftermath of the internet-telecom bubble. In fact, you may recall a popular San Francisco Bay area bumper sticker from that era that said, “Please God, just one more bubble”...it seemed pretty funny at the time. The reality is that financial history is full of bubbles, frauds, misperceptions, and excesses. Businesses are never stable. Competition is fierce, technology is continuously evolving, and creative destruction can ruin even blue-chip companies. Prudence and risk control are timeless investment principles and central to long term value creation.

Then offense

Avoiding bad investments is just one-half of the Fund’s investment equation. The other half is finding stocks that are attractively priced and can grow intrinsic value at a good rate over the long term. Companies that meet this profile tend to have the following characteristics:

•	Strong competitive position – a favorable industry structure and sustainable competitive edge that enables the company to maintain pricing power and earn outsized profits.

The FBR Funds

FBR Focus Fund
Management Overview (continued)

•	Superb management – leadership that runs the business for the long-term, makes prudent decisions investing the company’s profits, and acts with integrity in all dealings.
•	Large growth opportunity – a revenue growth, acquisition, or operating leverage opportunity that allows for a mid teens per share average annual growth in intrinsic value over a decade.

This method of picking long-term winning stocks has been used since the Fund’s inception with good success. One such example is Penn National Gaming (“Penn”). Penn owns or operates 19 regional gambling casinos across the country. Penn’s business meets the three criteria outlined above and its stock has often traded at a price that allowed for purchase at a reasonable valuation. Many states restrict the number of regional casinos licenses limiting new entrants and direct competition. Penn’s management has done a superb job of growing its business through new construction, expansions, and acquisitions. Penn began the decade with three locations and has 19 today. Revenue has grown from $171 million to $2.4 billion and EBITDA from $27 million to $577 million. The net result is that the stock rose from $2.17 to $25.13 (27.8% per annum) over the last ten years and the Fund participated the entire time.

Penn is just one example of the individual success stories that have helped produce the Fund’s results over the last decade. We think that the portfolio today is stocked with businesses – some long-term holdings, some relatively new – that meet the Fund’s investment criteria and have very good potential to chart their own unique success stories over the next decade.

We hope that this review helps you to better understand the past results and investment process of the Focus Fund. We believe that it is important as an investor – in stocks or mutual funds – to focus not only on reported investment results, but the fundamental process producing those results. As the asset bubbles over the last decade have illustrated, gauging an investment by just looking at recent price performance can be hazardous to your wealth.

We invest with a long-term time horizon and encourage our shareholders to do the same. Despite the mandatory discussion of one-year results referenced above, we encourage our investors to evaluate our performance over three-, five-, and ten-year periods since shorter time frames can be influenced by many transitory issues unrelated to the intrinsic worth of the Fund’s holdings.

Finally, we are pleased to be writing this letter to you in our expanded role as the Fund’s co-Portfolio Managers. We assumed this position on August 22, 2009, after working a cumulative 23 years as the analysts responsible for day to day research and management of the Fund’s investments. We take pride in our Fund’s history, and we will continue to apply the same common sense investment process, emphasizing risk control and capital appreciation – defense first, then offense – that has worked so well in the past.

The FBR Funds

FBR Focus Fund
Management Overview (continued)

We thank you for entrusting your capital to us. We take this responsibility very seriously, and we will do our best to protect and grow your investment.

The opinions expressed in this commentary reflect those of the Portfolio Manager(s) as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Focus Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Russell 2000 Index(1)(3)

Total Returns—For the Periods Ended October 31, 2009(4)
				Annualized
		Annualized	Annualized	Since
	One Year	Five Year	Ten Year	Inception(5)

FBR Focus Fund Investor Class(1)(2)	17.74%	4.12%	11.34%	N/A
FBR Focus Fund I Class(2)(5)	18.15%	N/A	N/A	(10.14)%
FBR Focus Fund R Class(2)(5)	16.80%	N/A	N/A	(11.12)%
Russell 2000 Index(1)(3)	6.46%	0.59%	4.11%	(16.61)%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. If reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)

The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)

FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	The Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market capitalization.
(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period May 30, 2008 (inception of share class) through October 31, 2009.

The FBR Funds

FBR Focus Fund
Portfolio Summary
October 31, 2009

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Retail Trade	23.5%
Finance	22.5%
Consumer Services	18.8%
Communications	14.2%
Commercial Services	6.2%
Distribution Services	4.7%
Producer Manufacturing	4.1%
Transportation	1.9%

Cash	4.1%

The FBR Funds

FBR Focus Fund
Portfolio of Investments
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 96.1%
	Commercial Services — 6.2%
183,200	Iron Mountain, Inc.*	$4,475,576
1,830,000	Lamar Advertising Co., Class A*	44,469,000
4,990	Morningstar, Inc.*	254,590

		49,199,166

	Communications — 14.3%
3,074,000	American Tower Corp., Class A*	113,184,680

	Consumer Services — 18.8%
1,600,000	Bally Technologies, Inc.*	63,024,000
119,410	Choice Hotels International, Inc.	3,560,806
346,673	Monarch Casino & Resort, Inc.*	2,405,911
2,881,420	Penn National Gaming, Inc.*	72,410,084
896,730	Pinnacle Entertainment, Inc.*	7,577,369

		148,978,170

	Distribution Services — 4.7%
1,923,000	Pool Corp.	37,652,340

	Finance — 22.6%
2,091,512	AmeriCredit Corp.*	36,915,187
80	Berkshire Hathaway, Inc., Class B*	262,640
776,913	Encore Capital Group, Inc.*	11,630,388
291,434	Enstar Group Ltd.*	17,777,474
1,637,860	Flagstone Reinsurance Holdings Ltd.	17,934,567
158,024	HFF, Inc., Class A*	869,132
255,400	Markel Corp.*	82,417,579
125,000	T. Rowe Price Group, Inc.	6,091,250
185,200	The Charles Schwab Corp.	3,211,368
173,137	White River Capital, Inc.*	2,094,958

		179,204,543

	Producer Manufacturing — 4.1%
730,160	American Woodmark Corp.†	14,362,247
800,000	Simpson Manufacturing Company, Inc.	18,712,000

		33,074,247

The FBR Funds

FBR Focus Fund
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Retail Trade — 23.5%
5,690,974	99 Cents Only Stores* †	$64,706,374
3,127,088	CarMax, Inc.*	61,509,821
1,622,076	O’Reilly Automotive, Inc.*	60,470,993

		186,687,188

	Transportation — 1.9%
811,824	Dynamex, Inc.* †	15,043,099

	Total Common Stocks (Cost $606,157,269)	763,023,433

	MONEY MARKET FUND — 4.1%
32,857,222	JPMorgan 100% U.S. Treasury Securities Money Market Fund	32,857,222

	Total Investments — 100.2% (Cost $639,014,491)	795,880,655

	Liabilities Less Other Assets — (0.2)%	(1,715,651)

	Net Assets — 100.0%	$794,165,004

*	Non-income producing security
†	Affiliated issuer as defined in the Investment Company Act of 1940 (ownership of at least 5% of the outstanding voting securities of an issuer)
Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Large Cap Financial Fund
Management Overview

Portfolio Manager: David Ellison

How did the Fund perform during the period and what factors contributed to this performance?

For the one-year period ended October 31, 2009, the Investor Class of the FBR Large Cap Financial Fund returned 14.52%. This compares to the S&P 500 Index, the Philadelphia Bank Index, and the Morningstar Specialty-Financial category average, which returned 9.80%, -25.96, and 8.41% for the same period, respectively.

The Fund has been positioned conservatively over the last 12 months and we have seen favorable results relative to industry benchmarks during this period. Conservative positioning was taken in light of deteriorating industry conditions most notably seen in the rise in troubled assets throughout the entire financial services industry. The Fund has been concentrated in the most conservatively run institutions and the portfolio has, at times, carried high cash balances. I would describe conservative companies as those with lower risk lending profiles, stable funding sources, uncomplicated business models, and a history of managing through difficult macro conditions.

Cash balances ended the period at 4.8% and, at times, was much higher during the reporting period. Security positions held in the Fund ended the period at 32, which is similar to previous periods.

Portfolio manager comments on the Fund and the related investment outlook.

It is my belief that better times are ahead for the financial sector and the related equities. The last 18-24 months have been quite shocking to even the most seasoned financial services investors. I have observed, studied, and invested in this industry for over 26 years and have been at times astonished by how quickly and how severely conditions deteriorated in late 2008.

I believe the bad news is that industry practices in the past were stretched to the extremes of risk, leverage, complexity, and growth to satisfy the needs of investors demanding faster EPS growth and company executives seeking ever higher bonuses. The good news today is that all such practices are in the process of changing. Companies are now looking to reduce risk, leverage, complexity, and growth to satisfy the needs of regulators and the desire of managers to keep their jobs and recapitalize the company.

Overall economic conditions are showing some improvement. Short-term lending rates have declined, credit spreads have narrowed, housing prices and activity has picked up in some of the hardest hit regions of the country, housing inventories have declined, new capital has been raised and government programs to improve liquidity and stabilize certain markets are showing some success.

While there is good news on the economy, I believe the negative impact of reduced home prices, lower commercial real estate values and high unemployment will continue to put

The FBR Funds

FBR Large Cap Financial Fund
Management Overview (continued)

pressure on industry fundamentals. Reduced collateral values increase the loss content of repossessed assets and job losses make it harder for those with debt to service it. I believe stock selection will be vital to outperformance in the years ahead. My goal is to populate the portfolio with companies that will benefit and thrive in the Darwinian environment unfolding in this industry.

Over the course of my career, I have made the most investing in financial stocks during periods when industry conditions go from ugly to okay to good to great. The last time we had conditions similar to today was the 1989 to 1995 period. Conditions today are ugly and this reality has been well-documented in the financial press and reflected in negative financial stock returns. I believe that a well-researched portfolio of financial companies will benefit as operating conditions improve from ugly to great over the next 3 to 5 years. Research efforts will focus on identifying the winners in the weeding out process now underway.

I believe good fund management needs three primary attributes - flexibility, balance, and measured optimism. I need the flexibility to change course or opinion and not get trapped in a fixed position or attitude. I need the balance to not over commit to one idea or investment. And finally, I need the measured optimism to stay in the game and not give up. I expect to use all of these in the days ahead.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Large Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. S&P 500 Index(1)(3)

Total Returns—For the Periods Ended October 31, 2009(4)
		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Large Cap Financial Fund Investor Class(1)(2)	14.52%	(0.82)%	4.58%
S&P 500 Index(1)(3)	9.80%	0.33%	(0.95)%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. If reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)

The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)

FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic ecomony through changes in aggregate market value of 500 stocks representing all major industries.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The FBR Funds

FBR Large Cap Financial Fund
Portfolio Summary
October 31, 2009

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Finance	49.5%
Major Banks	15.6%
Property/Casualty Insurance	12.7%
Finance/Rental/Leasing	6.9%
Multi-Line Insurance	4.6%
Life/Health Insurance	3.8%
Investment Banks/Brokers	3.4%
Regional Banks	1.3%
Financial Conglomerates	1.0%
Investment Managers	0.8%
Specialty Insurance	0.4%

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 96.1%
	Finance — 47.8%
157,000	Bank of America Corp.	$2,289,060
175,000	Citigroup, Inc.	715,750
75,000	Comerica, Inc.	2,081,250
135,000	Hudson City Bancorp, Inc.	1,773,900
57,000	JPMorgan Chase & Co.	2,380,890
370,000	KeyCorp.	1,994,300
16,000	M&T Bank Corp.	1,005,600
43,000	MetLife, Inc.	1,463,290
25,000	Prudential Financial, Inc.	1,130,750
75,000	Regions Financial Corp.	363,000
57,000	SunTrust Banks, Inc.	1,089,270
8,500	The Goldman Sachs Group, Inc.	1,446,445

		17,733,505

	Finance/Rental/Leasing — 6.5%
39,000	Capital One Financial Corp.	1,427,400
35,000	Discover Financial Services	494,900
7,000	Visa, Inc., Class A	530,320

		2,452,620

	Financial Conglomerates — 0.9%
10,000	American Express Co.	348,400

	Investment Banks/Brokers — 3.3%
38,000	Morgan Stanley	1,220,560

	Investment Managers — 0.7%
20,000	The Blackstone Group LP	268,400

	Life/Health Insurance — 3.6%
61,000	Genworth Financial Inc., Class A*	647,820
30,000	Lincoln National Corp.	714,900

		1,362,720

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Major Banks — 15.0%
31,000	BB&T Corp.	$741,210
48,000	PNC Financial Services Group, Inc.	2,349,120
15,000	U.S. Bancorp	348,300
78,000	Wells Fargo & Co.	2,146,560

		5,585,190

	Multi-Line Insurance — 4.5%
40,000	Hartford Financial Services Group, Inc.	980,800
9,000	PartnerRe Ltd.	688,320

		1,669,120

	Property/Casualty Insurance — 12.2%
13,000	ACE Ltd.*	667,680
60,000	Allstate Corp.	1,774,200
35,000	The Travelers Companies, Inc.	1,742,650
20,000	XL Capital Ltd., Class A	328,200

		4,512,730

	Regional Banks — 1.2%
50,000	Fifth Third Bancorp	447,000

	Specialty Insurance — 0.4%
10,000	Fidelity National Financial, Inc., Class A	135,700

	Total Common Stocks (Cost $31,622,635)	35,735,945

	Other Assets Less Liabilities — 3.9%	1,459,142

	Net Assets — 100.0%	$37,195,087

*	Non-income producing security

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Financial Fund
Management Overview

Portfolio Manager: David Ellison

How did the Fund perform during the period and what factors contributed to this performance?

For the one year period ended October 31, 2009, the Investor Class of the FBR Small Cap Financial Fund returned 5.89%. This compares to the Russell 2000 Index, the NASDAQ Bank Index, and the Morningstar Specialty-Financial category average, which returned 6.46%, -30.01%, and 8.41% for the same period, respectively.

The Fund has been positioned conservatively over the last 12 months and we have seen favorable results relative to industry benchmarks during this period. Conservative positioning was taken in light of deteriorating industry conditions most notably seen in the rise in troubled assets throughout the entire financial services industry. The Fund has been concentrated in the most conservatively run institutions and the portfolio has, at times, carried high cash balances. I would describe conservative companies as those with lower risk lending profiles, stable funding sources, uncomplicated business models, and a history of managing through difficult macro conditions.

Cash balances ended the period at 8.2% and, at times, was much higher during the reporting period. Security positions held in the Fund ended the period at 77 which was higher than in prior periods. The high position count was to facilitate smaller individual position size, more geographic diversity, and greater fund liquidity.

Portfolio manager comments on the Fund and the related investment outlook.

It is my belief that better times are ahead for the financial sector and the related equities. The last 18-24 months have been quite shocking to even the most seasoned financial services investors. I have observed, studied, and invested in this industry for over 26 years and have been at times astonished at how quickly and how severely conditions deteriorated in late 2008.

I believe the bad news is that industry practices in the past were stretched to the extremes of risk, leverage, complexity, and growth to satisfy the needs of investors demanding faster EPS growth and company executives seeking ever higher bonuses. The good news today is that all such practices are in the process of changing. Companies are now looking to reduce risk, leverage, complexity, and growth to satisfy the needs of regulators and the desire of managers to keep their jobs and recapitalize the company.

Overall economic conditions are showing some improvement. Short-term lending rates have declined, credit spreads have narrowed, housing prices and activity has picked up in some of the hardest hit regions of the country, housing inventories have declined, new capital has been raised and government programs to improve liquidity and stabilize certain markets are showing some success.

The FBR Funds

FBR Small Cap Financial Fund
Management Overview (continued)

While there is good news on the economy, I believe the negative impact of reduced home prices, lower commercial real estate values and high unemployment will continue to put pressure on industry fundamentals. Reduced collateral values increase the losses content of repossessed assets and job loses make it harder for those with debt to service it. I believe stock selection will be vital to outperformance in the years ahead. My goal is to populate the portfolio with companies that will benefit and thrive in the Darwinian environment unfolding in this industry.

Over the course of my career I have made the most investing in financial stocks during periods when industry conditions go from ugly to okay to good to great. The last time we had conditions similar to today was the 1989 to 1995 period. Conditions today are ugly and this reality has been well-documented in the financial press and reflected in negative financial stock returns. I believe that a well-researched portfolio of financial companies will benefit as operating conditions improve from ugly to great over the next 3 to 5 years. Research efforts will focus on identifying the winners in the weeding out process now underway.

I believe good fund management needs three primary attributes - flexibility, balance, and measured optimism. I need the flexibility to change course or opinion and not get trapped in a fixed position or attitude. I need the balance to not over commit to one idea or investment. And finally, I need the measured optimism to stay in the game and not give up. I expect to use all of these in the days ahead.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Small Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Russell 2000 Index(1)(3)

Total Returns—For the Periods Ended October 31, 2009(4)
				Annualized
		Annualized	Annualized	Since
	One Year	Five Year	Ten Year	Inception(5)

FBR Small Cap Financial Fund Investor Class(1)(2)	5.89%	(1.47)%	10.10%	N/A
FBR Small Cap Financial Fund I Class(2)(5)	6.14%	N/A	N/A	3.99%
FBR Small Cap Financial Fund R Class(2)(5)	5.02%	N/A	N/A	3.00%
Russell 2000 Index(1)(3)	6.46%	0.59%	4.11%	(16.61)%

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. If reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	The Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market capitalization.
(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period May 30, 2008 (inception of share class) through October 31, 2009.

The FBR Funds

FBR Small Cap Financial Fund
Portfolio Summary
October 31, 2009

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Regional Banks	31.1%
Finance	28.0%
Savings Banks	22.4%
Homebuilding	2.6%
Specialty Insurance	2.5%
Finance/Rental/Leasing	1.9%
Property/Casualty Insurance	1.9%
Investment Managers	1.1%
Real Estate Investment Trusts	0.8%
Financial Conglomerates	0.7%
Consumer Durables	0.7%
Major Banks	0.4%
Real Estate Development	0.3%
Investment Banks/Brokers	0.3%

Cash	5.3%

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 92.2%
	Consumer Durables — 0.7%
110,000	Lennar Corp., Class A	$1,386,000

	Finance — 27.4%
630,000	Astoria Financial Corp.	6,287,400
20,000	Capitol Federal Financial	606,600
213,200	Cathay General Bancorp	1,882,556
171,900	Comerica, Inc.	4,770,225
55,000	Commerce Bancshares, Inc.	2,109,800
443,614	First Horizon National Corp.*	5,247,954
201,300	First Niagara Financial Group, Inc.	2,584,692
750,000	Fulton Financial Corp.	6,195,001
210,000	Hudson City Bancorp, Inc.	2,759,400
975,000	Huntington Bancshares, Inc.	3,714,750
775,000	KeyCorp	4,177,250
360,000	Marshall & Ilsley Corp.	1,915,200
496,800	Susquehanna Bancshares, Inc.	2,737,368
530,000	Webster Financial Corp.	5,994,300
255,000	Zions Bancorp	3,610,800

		54,593,296

	Finance/Rental/Leasing — 1.8%
185,000	Assured Guaranty Ltd.	3,067,300
150,000	MCG Capital Corp.*	598,500

		3,665,800

	Financial Conglomerates — 0.7%
55,000	Principal Financial Group, Inc.	1,377,200

	Homebuilding — 2.5%
235,000	KB Home	3,332,300
180,000	Pulte Homes, Inc.	1,621,800

		4,954,100

	Investment Banks/Brokers — 0.3%
20,000	KBW, Inc.*	560,000

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Investment Managers — 1.1%
475,000	KKR Financial Holdings LLC*	$2,175,500

	Major Banks — 0.4%
74,500	Eagle Bancorp, Inc.*	696,575

	Property/Casualty Insurance — 1.8%
221,030	XL Capital Ltd., Class A	3,627,102

	Real Estate Development — 0.3%
65,000	CB Richard Ellis Group, Inc., Class A*	672,750

	Real Estate Investment Trusts — 0.8%
70,000	Anworth Mortgage Asset Corp.	499,100
90,000	Chimera Investment Corp.	314,100
60,000	MFA Financial, Inc.	445,200
20,000	Redwood Trust, Inc.	278,800

		1,537,200

	Regional Banks — 30.3%
90,934	1st Source Corp.	1,347,642
400,000	Associated Banc-Corp	5,124,000
58,295	Bancorp Rhode Island, Inc.	1,487,688
200,000	Citizens Republic Bancorp, Inc.*	120,400
115,000	City National Corp.	4,332,050
145,000	CVB Financial Corp.	1,161,450
510,000	East West Bancorp, Inc.	4,605,300
595,000	Fifth Third Bancorp	5,319,299
45,000	First Commonwealth Financial Corp.	236,250
168,974	FirstMerit Corp.	3,202,057
150,000	Glacier Bancorp, Inc.	1,963,500
206,345	Independent Bank Corp.	4,388,958
140,000	Investors Bancorp, Inc.*	1,517,600
645,000	Nara Bancorp, Inc.	4,747,200
425,000	National Penn Bancshares, Inc.	2,388,500
135,000	Old National Bancorp	1,399,950
6,000	PrivateBancorp, Inc.	54,780
600,000	Seacoast Banking Corporation of Florida	894,000

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Regional Banks — 30.3% (continued)
394,068	State Bancorp, Inc.	$3,010,680
1,300,000	Synovus Financial Corp.	2,886,000
330,000	TCF Financial Corp.	3,903,900
158,186	Territorial Bancorp, Inc.*	2,608,487
647,587	The South Financial Group, Inc.	518,070
110,000	Trustmark Corp.	2,084,500
28,769	United Financial Bancorp, Inc.	369,682

		59,671,943

	Savings Banks — 21.7%
190,000	Bank Mutual Corp.	1,333,800
230,000	Brookline Bancorp, Inc.	2,251,700
158,421	Cape Bancorp, Inc.*	1,124,789
70,000	Danvers Bancorp, Inc.	961,100
436,664	Dime Community Bancshares	4,798,937
407,539	Flushing Financial Corp.	4,576,663
94,331	Hingham Institution for Savings	2,794,556
115,000	IBERIABANK Corp.	4,980,650
130,000	MB Financial, Inc.	2,324,400
15,000	NewAlliance Bancshares, Inc.	166,200
20,000	Northwest Bancorp, Inc.	440,000
207,142	OceanFirst Financial Corp.	1,967,849
170,738	Parkvale Financial Corp.	1,538,349
504,400	Provident Financial Services, Inc.	5,422,300
270,000	Washington Federal, Inc.	4,630,500
26,100	Westfield Financial, Inc.	210,105
131,848	WSFS Financial Corp.	3,639,005

		43,160,903

	Specialty Insurance — 2.4%
44,278	Assurant, Inc.	1,325,241
215,000	MBIA, Inc.*	872,900
111,700	MGIC Investment Corp.*	481,427
125,000	Radian Group, Inc.	723,750
550,000	The PMI Group, Inc.	1,331,000

		4,734,318

	Total Common Stocks (Cost $173,570,745)	182,812,687

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	MONEY MARKET FUND — 5.1%
10,201,252	JPMorgan 100% U.S. Treasury Securities Money Market Fund	$10,201,252

	Total Investments — 97.3% (Cost $183,771,997)	193,013,939

	Other Assets Less Liabilities — 2.7%	5,311,726

	Net Assets — 100.0%	$198,325,665

*	Non-income producing security

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Technology Fund
Management Overview

Portfolio Managers: David Ellison and Winsor Aylesworth

Over the last 12 months, how did the Fund perform and what factors contributed to this performance?

For the one-year period ended October 31, 2009, the FBR Technology Fund returned 30.03%. This compares to the S&P 500 Index, NASDAQ Composite Index and Morningstar Specialty Technology category average which returned 9.80%, 20.07% and 31.89% for the same period, respectively.

After such a disappointing 2008, it was certainly reassuring to see the Fund perform in line with its peers and outperform the broader NASDAQ market in 2009.

We have remained consistent in our investment philosophy and continue to hold profitable technology companies that exhibit low leverage, a history of increasing tangible book value, and increasing revenues. We feel this approach continues to protect shareholders against the credit issues that currently exist in the market.

Major contributors to the Fund’s performance included Apple Corporation (Symbol: APPL), Amazon Corp, (Symbol: AMZN) and Cognizant Technology Solutions Corp. (Symbol: CTSH). Apple and Amazon, both well known and large technology companies, did well by offering great consumer oriented products (e.g., iPhones, iMacs and iPods) or offering both a good retail product (Kindle) as well as a top rated on-line experience. Cognizant Technology Solutions Corp. is a mid-size technology consultant that has prospered by helping various industries become more efficient by using technology solutions. These three companies all have virtually no debt and have grown tangible book value and revenues in excess of 10% over the last 12 months.

Major detractors to the Fund’s performance included Genzyme Corporation (Symbol: GENZ), Energy Conversion Devices, Inc. (Symbol: ENER) and MEMC Electronic Materials (Symbol: WFR). All three companies saw a decrease in revenues and were generally impacted by the economic downturn which resulted in less demand for their products. Currently, all three are no longer in the portfolio, but we anticipate considering them for repurchase in the future as their business outlooks improve.

Portfolio managers comments on the Fund and the related investment outlook.

“Technology will lead the way.” This has become a common mantra of many investment professionals. We believe this makes sense in that most companies will probably first spend new dollars on technologies that will make them more efficient and more productive without adding new employees. In addition, we, as a society, must continue to address the major issues and challenges of our generation (e.g., global warming, healthcare, and energy). In the process, we will look towards the technology sector for the necessary innovation to uncover new solutions. We would expect much of the money from the various worldwide stimulus programs will be spent on such solutions. Finally, as

The FBR Funds

FBR Technology Fund
Management Overview (continued)

consumers, we are always desirous of the “latest, fastest, smallest” tech products. So what discretionary dollars individuals have will generally go to technology products.

With all of this, it is easy to see why we believe that technology will lead the way for the economy and why an allocation to the sector makes sense in the context of a balanced portfolio. We believe that our job continues to be to provide exposure to the sector in companies that can take advantage of these opportunities and trends. Doing this in a conservative and diversified manner provides the investor with a means of participating in the sector’s upside while minimizing downside risk.

We continue to be an investor in the Fund and want to thank you for your support.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Technology Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2009(4)
			Annualized
		Annualized	Since
	One Year	Five Year	Inception(5)

FBR Technology Fund Investor Class(1)(2)	30.03%	2.87%	3.29%
S&P 500 Index(1)(3)	9.80%	0.33%	0.92%
NASDAQ Composite Index(1)(3)	20.09%	1.54%	1.59%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. If reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period February 1, 2002 (commencement of investment operations) through October 31, 2009.

The FBR Funds

FBR Technology Fund
Portfolio Summary
October 31, 2009

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Technology Services	29.1%
Electronic Technology	23.6%
Health Technology	22.5%
Producer Manufacturing	5.4%
Retail Trade	4.7%
Finance/Rental/Leasing	3.9%
Communications	2.8%
Consumer Services	1.6%
Health Services	1.5%
Industrial Services	0.5%
Commercial Services	0.4%
Consumer Durables	0.4%

Cash	3.6%

The FBR Funds

FBR Technology Fund
Portfolio of Investments
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 96.5%
	Commercial Services — 0.4%
735	MAXIMUS, Inc.	$34,001

	Communications — 2.8%
1,455	Neutral Tandem, Inc.*	30,686
1,595	NII Holdings, Inc.*	42,953
2,400	tw telecom, inc.*	30,240
965	United States Cellular Corp.*	35,329
3,900	Vivo Partcipacoes S.A. ADR	94,575

		233,783

	Consumer Durables — 0.4%
2,860	TiVo, Inc.*	31,117

	Consumer Services — 1.6%
1,475	Liberty Media Corp., Series A*	30,518
3,300	Net Servicos de Comunicacao S.A. ADR*	40,557
415	priceline.com, Inc.*	65,483

		136,558

	Electronic Technology — 23.6%
1,713	Apple, Inc.*	322,900
1,430	Applied Signal Technology, Inc.	29,301
3,135	Arris Group, Inc.*	32,165
14,425	Cisco Systems, Inc.*	329,611
14,845	Corning, Inc.	216,885
1,120	Dolby Laboratories, Inc., Class A*	46,973
15,070	EMC Corp.*	248,203
810	First Solar, Inc.*	98,763
975	Harris Corp.	40,677
6,135	Marvell Technology Group Ltd.*	84,173
4,815	ON Semiconductor Corp.*	32,212
3,710	PMC-Sierra, Inc.*	31,609
5,430	Research In Motion Ltd.*	318,904
1,570	STEC, Inc.*	33,472
1,490	Tessera Technologies, Inc.*	32,944
2,435	Western Digital Corp.*	82,011

		1,980,803

The FBR Funds

FBR Technology Fund
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Finance/Rental/Leasing — 3.8%
4,315	Visa, Inc., Class A	$326,904

	Health Services — 1.5%
800	Cerner Corp.*	60,832
780	HMS Holdings Corp.*	33,485
1,020	WebMD Health Corp., Class A*	34,741

		129,058

	Health Technology — 22.6%
875	Alexion Pharmaceuticals, Inc.*	38,859
2,920	Allergan, Inc.	164,250
2,775	Biogen Idec, Inc.*	116,911
11,058	Bristol-Myers Squibb Co.	241,064
1,500	CONMED Corp.*	31,785
2,985	Forest Laboratories, Inc.*	82,595
604	IDEXX Laboratories, Inc.*	30,876
410	Intuitive Surgical, Inc.*	101,004
2,440	Isis Pharmaceuticals, Inc.*	30,915
5,210	Johnson & Johnson	307,651
1,690	Life Technologies Corp.*	79,716
9,085	Medtronic, Inc.	324,334
570	Millipore Corp.*	38,196
2,995	Thermo Fisher Scientific, Inc.*	134,775
745	United Therapeutics Corp.*	31,692
1,210	Varian Medical Systems, Inc.*	49,586
920	Waters Corp.*	52,836
1,045	Watson Pharmaceuticals, Inc.*	35,969

		1,893,014

	Industrial Services — 0.5%
1,910	Quanta Services, Inc.*	40,492

	Producer Manufacturing — 5.4%
4,360	3M Co.	320,765
1,080	American Superconductor Corp.*	36,202
1,010	General Cable Corp.*	31,451

The FBR Funds

FBR Technology Fund
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Producer Manufacturing — 5.4% (continued)
335	Mettler-Toledo International, Inc.*	$32,663
1,307	SunPower Corp., Class B*	28,310

		449,391

	Retail Trade — 4.7%
2,730	Amazon.com, Inc.*	324,351
645	Ctrip.com International Ltd. ADR*	34,533
1,810	IAC/InterActiveCorp*	34,281

		393,165

	Technology Services — 29.2%
3,790	Adobe Systems, Inc.*	124,843
1,940	Amdocs Ltd.*	48,888
330	Baidu.com, Inc. ADR*	124,714
3,095	CGI Group, Inc., Class A*	37,790
2,045	Check Point Software Technologies Ltd.*	63,538
1,880	Citrix Systems, Inc.*	69,109
2,810	Cognizant Technology Solutions Corp., Class A*	108,607
2,135	Cybersource Corp.*	34,971
1,415	Digital River, Inc.*	32,304
425	Equinix, Inc.*	36,261
625	Global Payments, Inc.	30,769
610	Google, Inc., Class A*	327,033
1,550	JDA Software Group, Inc.*	30,752
5,660	LivePerson, Inc.*	28,470
1,510	McAfee, Inc.*	63,239
850	MercadoLibre, Inc.*	30,422
11,610	Microsoft Corp.	321,944
365	MicroStrategy, Inc., Class A*	31,854
1,515	NeuStar, Inc., Class A*	34,997
3,630	NIC, Inc	31,799
2,160	Parametric Technology Corp.*	32,206
3,990	PROS Holdings, Inc.*	35,870
1,212	Salesforce.com, Inc.*	68,781
5,310	SAP AG ADR	240,383
575	Sohu.com, Inc.*	31,970
820	Sybase, Inc.*	32,439

The FBR Funds

FBR Technology Fund
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Technology Services — 29.2% (continued)
1,760	Teradata Corp.*	$49,069
5,022	VASCO Data Security International, Inc.*	30,534
1,910	VeriSign, Inc.*	43,567
2,820	VMware, Inc., Class A*	108,373
10,295	Yahoo!, Inc.*	163,691

		2,449,187

	Total Common Stocks (Cost $7,218,732)	8,097,473

	MONEY MARKET FUND — 3.6%
302,960	JPMorgan 100% U.S. Treasury Securities Money Market Fund	302,960

	Total Investments — 100.1% (Cost $7,521,692)	8,400,433

	Liabilities Less Other Assets — (0.1)%	(12,370)

	Net Assets — 100.0%	$8,388,063

*	Non-income producing security
ADR	American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Gas Utility Index Fund
Management Overview

Portfolio Manager: Winsor Aylesworth

Over the last 12 months, how did the Fund perform and what factors contributed to this performance?

For the twelve months ended October 31, 2009, the Investor Class of the FBR Gas Utility Index Fund returned 8.18%. This compares to the S&P 500 Index, the American Gas Association (AGA) Stock Index, and the Morningstar Specialty Utilities category average, which returned 9.80%, 7.88% and 7.55% for the same period respectively.

For the twelve month period, the Fund tracked and slightly outperformed its index and the Morningstar Specialty Utilities category average while the Fund underperformed against the broader market S&P 500 Index. Since it is the Fund’s strategy is to track the AGA Index (less Fund expenses), the short-term comparisons to other measures may vary over different time periods.

The Fund’s outperformance to its index continues to be a function of the various cash levels being held for redemptions. It is not from the stock selection process. This is the nature of an index fund as the Fund’s holdings tend to replicate the index in composition and weightings. In the future, these same cash positions might generate some slight underperformance.

The Fund continued its tradition of paying quarterly dividends with a payout totaling $0.489 per share for the year. We feel that this provides shareholders with a reliable source of income as well as opportunities for capital appreciation, which is one of the main thesis’s for owning utility shares.

Following last year’s significant negative return, this year’s performance reverted back to a more traditional range for utility securities. Major contributors to the Fund’s return included Sempra Energy (Symbol: SRE), Enbridge (Symbol: ENB), and PG&E Corp. (Symbol: PCG). Both Sempre Energy and PG&E Corp. are major California based diversified utility companies that produce and distribute electricity and distribute natural gas. Enbridge owns one of the largest North American natural gas pipelines and is a major distributor of natural gas in Canada. All three companies benefited from a stabilizing economy both in Canada and the western United States.

Significant detractors to the Fund’s performance included Piedmont Natural Gas (Symbol: PNY), Laclede Group Inc. (Symbol: LG), and Integrys Energy Group Inc. (Symbol: TEG). Natural gas distribution is the primary business of all three companies, which are located from the upper Midwest throughout the middle part of the United States, an area that was particularly hard hit by economic issues which resulted in lower demand for natural gas and lower revenues for theses firms.

The economy and the weather are the two most important factors that have a near-term impact on the earnings of the companies held in the Fund. Last year’s weather was near average ranges for most regions of the country. On the other hand, the economic downturn either continued or stabilized at or near historic lows. The resulting lower demand for energy was the

The FBR Funds

FBR Gas Utility Index Fund
Management Overview (continued)

biggest challenge for the industry. One can only wonder if the current energy demand levels are the new “normal” or just a temporary lull before returning to more historic levels or if we have further declines to come. These are the big questions that the industry ponders.

Portfolio manager comments on the Fund and the related investment outlook.

As I have previously mentioned, the immediate outlook for the sector is contingent on the direction of the economy and the weather. Much has been done by the countries of the world to try to stem the downfall and reinvigorate their economic engines. The general consensus is that things have stabilized and the long, slow process to recovery has begun. If this is true, then demand for the various forms of energy will increase and result in higher revenues for the Fund’s companies. We will wait and see if governments have done enough or too much.

The inexact science of predicting the economic future leads us to the inexact science of weather predicting. The weather discussion also leads us to the “global warming” debate, which could have a significant impact on the industry. If we are truly under a long-term warming trend as most people think, the science tells us we can expect more extremes in weather. However, does this explain why it is a cold winter or a warm summer? This is why forecasting the weather is considered inexact. So, as it can be seen, the weather part of the demand equation is at best an educated guess. In the discussion about greenhouse gases and clean energy, natural gas continues to be considered the most viable and clean energy source that is readily available. Ultimately, this should improve demand for companies that are associated with this fuel. These are the type of companies that are in the Fund’s portfolio.

We believe the overall supply of natural gas remains in good shape. The wholesale price of natural gas is at historic lows and most storage facilities are at or near capacity. We await Mother Nature to see how winter will impact the situation.

All this uncertainty makes planning for the utility sector difficult and leads to many questions. Will decreases in demand continue? What will be the capital costs tied to the various green issues? How will the regulators handle rate requests in this environment? Have governments done enough or too much to stabilize their economies. Are we headed for high inflation due to government spending? With all these issues in a state of flux, the companies of the Fund will continue to be challenged. We continue to expect some will handle these issues better than others, and there will be some who find M&A activity as a potential solution.

We continue to believe that natural gas is the fuel of choice for the foreseeable future as it is readily available, within our political control, and has minimal global warming and other environmental impacts. Companies that are involved in the distribution and use of this fuel, while not immune to issues, should do well as the economy goes forward. As a fellow shareholder, I am optimistic and want to thank you for your support.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Gas Utility Index Fund

Comparison of Changes in Value of $10,000 Investment in
Investor Class Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2009(4)(5)
				Annualized
		Annualized	Annualized	Since
	One Year	Five Year	Ten Year	Inception(6)

FBR Gas Utility Index Fund Investor Class(1)(2)	8.18%	6.25%	6.07%	N/A
FBR Gas Utility Index Fund R Class(2)(6)	7.52%	N/A	N/A	(16.34)%
S&P 500 Index(1)(3)	9.80%	0.33%	(0.95)%	(17.03)%
AGA Stock Index(1)(3)	7.88%	6.51%	6.88%	N/A

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption fees. If reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The AGA Stock Index is a market capitalization-weighted index, adjusted monthly, consisting of member companies of the American Gas Association.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	Effective April 1, 2003, the Fund changed its fiscal year-end from March 31 to October 31.
(6)	For the period May 30, 2008 (inception of share class) through October 31, 2009.

The FBR Funds

FBR Gas Utility Index Fund
Portfolio Summary
October 31, 2009

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Electric Utilities	37.1%
Gas Distributors	33.6%
Oil & Gas Pipelines	18.2%
Utilities	8.2%
Oil & Gas Production	1.1%
Oilfield Services/Equipment	0.1%

Cash	1.7%

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 98.3%
	Electric Utilities — 37.1%
800	Allete, Inc.	$27,080
24,350	Alliant Energy Corp.	646,736
30,100	Ameren Corp.	732,634
23,080	Avista Corp.	437,597
17,800	Black Hills Corp.	433,786
320,300	Centerpoint Energy, Inc.	4,035,780
7,550	CH Energy Group, Inc.	312,646
148,968	CMS Energy Corp.	1,981,274
96,245	Consolidated Edison, Inc.	3,915,247
25,195	Constellation Energy Group, Inc.	779,029
253,400	Dominion Resources, Inc.	8,638,406
55,390	DTE Energy Co.	2,048,322
85,512	Duke Energy Corp.	1,352,800
245,565	E.ON AG ADR	9,429,695
3,325	Entergy Corp.	255,094
67,425	Exelon Corp.	3,166,278
108,400	Iberdrola S.A. ADR	3,906,736
54,171	Integrys Energy Group, Inc.	1,874,317
8,498	MGE Energy, Inc.	297,600
194,286	National Grid PLC ADR	9,638,528
28,375	Northeast Utilities	654,044
13,735	NV Energy, Inc.	157,403
13,976	Pepco Holdings, Inc.	208,662
198,825	PG&E Corp.	8,129,954
220,500	Public Service Enterprise Group, Inc.	6,570,900
61,340	TECO Energy, Inc.	879,616
5,675	The Empire District Electric Co.	102,491
4,980	Unisource Energy Corp.	143,822
26,980	Wisconsin Energy Corp.	1,178,217

		71,934,694

	Gas Distributors — 33.6%
122,582	AGL Resources, Inc.	4,285,467
179,150	Atmos Energy Corp.	4,989,327
11,385	Chesapeake Utilities Corp.	360,677

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Gas Distributors — 33.6% (continued)
2,145	Corning Natural Gas Corp.	$33,462
6,593	Delta Natural Gas Company, Inc.	180,516
5,753	Energy, Inc.	51,087
49,560	EQT Corp	2,074,582
91,950	MDU Resources Group, Inc.	1,907,963
102,600	National Fuel Gas Co.	4,651,884
52,580	New Jersey Resources Corp.	1,850,816
89,050	Nicor, Inc.	3,301,974
335,250	NiSource, Inc.	4,331,430
55,825	Northwest Natural Gas Co.	2,334,043
22,751	NorthWestern Corp.	549,437
159,700	Oneok, Inc.	5,782,736
142,850	Piedmont Natural Gas Company, Inc.	3,325,548
4,741	RGC Resources, Inc.	133,696
46,485	South Jersey Industries, Inc.	1,640,456
199,257	Southern Union Co.	3,899,459
91,775	Southwest Gas Corp.	2,293,457
499,318	Spectra Energy Corp.	9,546,960
39,350	The Laclede Group, Inc.	1,208,439
69,200	UGI Corp	1,652,496
71,405	Vectren Corp.	1,609,469
96,350	WGL Holdings, Inc.	3,185,331

		65,180,712

	Oil & Gas Pipelines — 18.2%
936,750	El Paso Corp.	9,189,518
249,654	Enbridge, Inc.	9,696,561
345,150	The Williams Companies, Inc.	6,506,078
316,500	TransCanada Corp.	9,665,910

		35,058,067

	Oil & Gas Production — 1.1%
47,223	Energen Corp.	2,072,145

	Oilfield Services/Equipment — 0.1%
115,125	Cheniere Energy, Inc.*	268,241

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments (continued)
October 31, 2009

		VALUE
SHARES		(NOTE 2)

	Utilities — 8.2%
114,270	Questar Corp.	$4,552,517
187,425	Sempra Energy	9,643,015
98,000	Xcel Energy, Inc.	1,846,320

		16,041,852

	Total Common Stocks (Cost $118,787,672)	190,555,711

	MONEY MARKET FUND — 1.7%
3,220,208	JPMorgan 100% U.S. Treasury Securities Money Market Fund	3,220,208

	Total Investments — 100.0% (Cost $122,007,880)	193,775,919

	Liabilities Less Other Assets — 0.0%	(6,669)

	Net Assets — 100.0%	$193,769,250

*	Non-income producing security
ADR	American Depositary Receipts
PLC	Public Liability Company

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Assets and Liabilities
October 31, 2009

		FBR
	FBR	Pegasus Mid Cap
	Pegasus FundTM	FundTM

ASSETS
Investment Securities at Cost	$16,735,935	$6,074,394

Investment Securities at Value (Note 2)	$18,495,761	$6,597,876
Receivable for Capital Shares Sold	4,414	410
Receivable for Investment Securities Sold	2,119,356	297,314
Dividends and Interest Receivable	16,821	3,819
Receivable from Adviser	—	3,316
Prepaid Expenses	6,075	9,095

Total Assets	20,642,427	6,911,830

LIABILITIES
Payable for Capital Shares Redeemed	1,533,343	12,685
Investment Advisory Fee Payable (Note 3)	6,473	—
Administration Fee Payable (Note 3)	390	129
Distribution and Service Fees Payable (Note 3)	4,850	1,594
Other Accrued Expenses	51,239	46,389

Total Liabilities	1,596,295	60,797

NET ASSETS	$19,046,132	$6,851,033

Net Assets Consist of:
Paid-in capital	$17,623,212	$6,733,644
Accumulated net investment income	66,653	13,890
Accumulated net realized loss on investments	(403,559)	(419,983)
Net unrealized appreciation on investments	1,759,826	523,482

NET ASSETS	$19,046,132	$6,851,033

Pricing of Investor Class Shares
Net assets attributable to Investor Class shares	$18,947,485	$6,766,627
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	1,950,262	709,715

Net Asset Value Per Share	$9.72	$9.53

Pricing of I Class Shares
Net assets attributable to I Class shares	$98,647	$84,406
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	11,717	10,224

Net Asset Value Per Share	$8.42	$8.26

The FBR Funds

Statements of Assets and Liabilities (continued)
October 31, 2009

	FBR	FBR
	Pegasus Small Cap	Pegasus Small Cap
	FundTM	Growth FundTM

ASSETS
Investment Securities at Cost	$9,427,736	$5,097,364

Investment Securities at Value (Note 2)	$10,075,976	$5,581,499
Receivable for Capital Shares Sold	4,250	8,626
Receivable for Investment Securities Sold	1,592,993	364,168
Dividends and Interest Receivable	7,091	969
Receivable from Adviser	—	4,407
Prepaid Expenses	9,464	10,599

Total Assets	11,689,774	5,970,268

LIABILITIES
Bank overdraft	118,300	—
Payable for Capital Shares Redeemed	7,920	275,684
Payable for Investment Securities Purchased	841,438	21,586
Investment Advisory Fee Payable (Note 3)	396	—
Administration Fee Payable (Note 3)	198	115
Distribution and Service Fees Payable (Note 3)	2,457	1,422
Other Accrued Expenses	47,849	48,948

Total Liabilities	1,018,558	347,755

NET ASSETS	$10,671,216	$5,622,513

Net Assets Consist of:
Paid-in capital	$9,767,129	$5,587,216
Accumulated net investment income	7,553	—
Accumulated net realized gain (loss) on investments	248,294	(448,838)
Net unrealized appreciation on investments	648,240	484,135

NET ASSETS	$10,671,216	$5,622,513

Pricing of Investor Class Shares
Net assets attributable to Investor Class shares	$10,585,271	$5,386,545
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	1,113,085	546,840

Net Asset Value Per Share	$9.51	$9.85

Pricing of I Class Shares
Net assets attributable to I Class shares	$85,945	$151,392
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	10,000	17,770

Net Asset Value Per Share	$8.59	$8.52

Pricing of R Class Shares
Net assets attributable to R Class shares	$—	$84,576
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	—	10,000

Net Asset Value Per Share	$—	$8.46

The FBR Funds

Statements of Assets and Liabilities (continued)
October 31, 2009

		FBR	FBR
	FBR	Large Cap	Small Cap
	Focus Fund	Financial Fund	Financial Fund

ASSETS
Investment Securities
Securities at Cost:
Unaffiliated Issuers	$535,476,247	$31,622,635	$183,776,869
Affiliated Issuers	103,538,244	—	—

Total securities	$639,014,491	$31,622,635	$183,776,869

Securities at Value (Note 2):
Unaffiliated Issuers	$701,768,935	$35,735,945	$193,013,939
Affiliated Issuers	94,111,720	—	—

Total securities	795,880,655	35,735,945	193,013,939
Receivable for Capital Shares Sold	544,426	206,938	227,939
Receivable for Investment Securities Sold	87,081	2,628,597	6,585,925
Dividends and Interest Receivable	65,515	14,290	166,761
Prepaid Expenses	100,398	4,976	32,516

Total Assets	796,678,075	38,590,746	200,027,080

LIABILITIES
Bank overdraft	—	122,974	—
Payable for Capital Shares Redeemed	1,009,108	537,830	795,807
Payable for Investment Securities Purchased	—	633,174	501,000
Investment Advisory Fee Payable (Note 3)	653,189	35,167	165,519
Administration Fee Payable (Note 3)	14,541	781	3,626
Distribution and Service Fees Payable (Note 3)	174,912	9,769	42,945
Other Accrued Expenses	661,321	55,964	192,518

Total Liabilities	2,513,071	1,395,659	1,701,415

NET ASSETS	$794,165,004	$37,195,087	$198,325,665

Net Assets Consist of:
Paid-in capital	$646,876,214	$39,766,945	$200,808,175
Accumulated net investment income	—	—	537,355
Accumulated net realized loss on investments and foreign currency transactions	(9,577,374)	(6,685,168)	(12,256,935)
Net unrealized appreciation on investments	156,866,164	4,113,310	9,237,070

NET ASSETS	$794,165,004	$37,195,087	$198,325,665

Pricing of Investor Class Shares
Net assets attributable to Investor Class shares	$759,773,812	$37,195,087	$187,561,224
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	20,225,817	2,950,420	11,791,691

Net Asset Value Per Share	$37.56	$12.61	$15.91

Pricing of I Class Shares
Net assets attributable to I Class shares	$34,225,500	$—	$10,638,495
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	16,278,848	—	1,028,837

Net Asset Value Per Share	$2.10	$—	$10.34

Pricing of R Class Shares
Net assets attributable to R Class shares	$165,692	$—	$125,946
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	81,506	—	12,287

Net Asset Value Per Share	$2.03	$—	$10.25

The FBR Funds

Statements of Assets and Liabilities (continued)
October 31, 2009

		FBR
	FBR	Gas Utility
	Technology Fund	Index Fund

ASSETS
Investment Securities at Cost	$7,521,692	$122,007,880

Investment Securities at Value (Note 2)	$8,400,433	$193,775,919
Receivable for Investment Securities Sold	534,208	423,221
Receivable for Capital Shares Sold	1,113	32,790
Dividends and Interest Receivable	3,700	256,902
Prepaid Expenses	5,527	28,564

Total Assets	8,944,981	194,517,396

LIABILITIES
Payable for Capital Shares Redeemed	19,280	140,849
Payable for Investment Securities Purchased	483,252	357,395
Investment Advisory Fee Payable (Note 3)	3,475	65,986
Administration Fee Payable (Note 3)	147	3,364
Distribution and Service Fees Payable (Note 3)	1,839	37
Other Accrued Expenses	48,925	180,515

Total Liabilities	556,918	748,146

NET ASSETS	$8,388,063	$193,769,250

Net Assets Consist of:
Paid-in capital	$12,630,993	$136,454,400
Accumulated net investment income	—	94,170
Accumulated net realized loss on investments	(5,121,671)	(14,547,359)
Net unrealized appreciation on investments	878,741	71,768,039

NET ASSETS	$8,388,063	$193,769,250

Pricing of Investor Class Shares
Net assets attributable to Investor Class shares	$8,388,063	$193,678,020
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	926,571	12,799,626

Net Asset Value Per Share	$9.05	$15.13

Pricing of R Class Shares
Net assets attributable to R Class shares	$—	$91,230
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	—	14,373

Net Asset Value Per Share	$—	$6.35

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Operations
For the Year Ended October 31, 2009

		FBR
	FBR	Pegasus Mid Cap
	Pegasus FundTM	FundTM

Investment Income
Dividends[1]	$232,375	$108,785
Interest	385	375

Total Investment Income	232,760	109,160

Expenses
Investment Advisory fees (Note 3)	112,281	56,505
Administration fees (Note 3)	4,809	2,273
Distribution and Service fees – Investor Class (Note 3)	31,004	15,514
Professional fees	45,834	45,833
Shareholder administrative fees – Investor Class	19,813	12,049
Trustees’fees	15,800	15,800
Registration fees – Investor Class	14,582	14,842
Registration fees – I Class	10,208	9,829
Compliance fees	9,016	8,734
Transfer agent fees – Investor Class	3,862	3,062
Transfer agent fees – I Class	342	343
Accounting services fees	4,010	3,296
Reports to shareholders – Investor Class	2,899	2,600
Reports to shareholders – I Class	445	506
Insurance fees	1,340	699
Custodian fees	467	389
Other expenses	3,213	3,148

Total expenses before waivers and related reimbursements	279,925	195,422
Less waivers and related reimbursements (Note 3)	(123,961)	(110,847)

Total expenses after waivers and related reimbursements	155,964	84,575

Net Investment Income	76,796	24,585

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investment Transactions	480,306	(240,244)
Change in Net Unrealized Appreciation/Depreciation of Investments	2,799,062	1,527,785

Net Gain on Investments	3,279,368	1,287,541

Net Increase in Net Assets Resulting from Operations	$3,356,164	$1,312,126

[1]	Net of foreign taxes withheld of $1,121 and $408 for the FBR Pegasus FundTM and FBR Pegasus Mid Cap FundTM, respectively.

The FBR Funds

Statements of Operations (continued)
For the Year Ended October 31, 2009

	FBR	FBR
	Pegasus Small Cap	Pegasus Small Cap
	FundTM	Growth FundTM

Investment Income
Dividends[1]	$114,006	$21,185
Interest	855	116

Total Investment Income	114,861	21,301

Expenses
Investment Advisory fees (Note 3)	66,439	38,063
Administration fees (Note 3)	2,466	1,420
Distribution and Service fees – Investor Class (Note 3)	18,266	10,183
Distribution and Service fees – R Class (Note 3)	—	364
Professional fees	45,833	48,633
Registration fees – Investor Class	15,065	14,335
Registration fees – I Class	9,801	9,062
Registration fees – R Class	—	9,147
Trustees’fees	15,800	15,800
Shareholder administrative fees – Investor Class	14,325	12,001
Compliance fees	8,772	8,715
Accounting services fees	3,839	3,460
Transfer agent fees – Investor Class	2,829	3,240
Transfer agent fees – I Class	344	343
Transfer agent fees – R Class	—	344
Reports to shareholders – Investor Class	2,515	2,466
Reports to shareholders – I Class	472	462
Reports to shareholders – R Class	—	467
Insurance fees	667	549
Custodian fees	658	248
Other expenses	3,142	3,164

Total expenses before waivers and related reimbursements	211,233	182,466
Less waivers and related reimbursements (Note 3)	(103,969)	(121,148)

Total expenses after waivers and related reimbursements	107,264	61,318

Net Investment Income (Loss)	7,597	(40,017)

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investment Transactions	460,160	(323,681)
Net Increase from Payments by Affiliates	7,834	—
Change in Net Unrealized Appreciation/Depreciation of Investments	1,334,877	1,205,060

Net Gain on Investments	1,802,871	881,379

Net Increase in Net Assets Resulting from Operations	$1,810,468	$841,362

[1]	Net of foreign taxes withheld of $0 and $63 for the FBR Pegasus Small Cap FundTM and FBR Pegasus Small Cap Growth FundTM, respectively.

The FBR Funds

Statements of Operations (continued)
For the Year Ended October 31, 2009

		FBR	FBR
		Large Cap	Small Cap
	FBR	Financial	Financial
	Focus Fund	Fund	Fund

Investment Income
Dividends from Unaffiliated Issuers[1]	$1,772,456	$417,956	$3,484,234
Dividends from Affiliated Issuers	281,475	—	—
Interest	46,597	7,259	71,791

Total Investment Income	2,100,528	425,215	3,556,025

Expenses
Investment Advisory fees (Note 3)	6,876,176	221,101	1,594,107
Administration fees (Note 3)	274,804	8,973	69,900
Distribution and Service fees – Investor Class (Note 3)	1,846,767	61,417	436,613
Distribution and Service fees – R Class (Note 3)	598	—	547
Shareholder administrative fees – Investor Class	889,618	20,294	215,950
Shareholder administrative fees – I Class	12,627	—	—
Transfer agent fees – Investor Class	289,051	17,316	91,430
Transfer agent fees – I Class	955	—	428
Transfer agent fees – R Class	408	—	404
Accounting services fees	184,801	6,942	54,069
Insurance fees	145,330	2,789	26,110
Reports to shareholders – Investor Class	112,771	8,771	43,574
Reports to shareholders – I Class	977	—	402
Reports to shareholders – R Class	397	—	425
Registration fees – Investor Class	46,631	19,656	32,984
Registration fees – I Class	22,264	—	10,444
Registration fees – R Class	10,861	—	11,479
Compliance fees	64,480	11,171	22,538
Professional fees	49,830	45,633	48,633
Custodian fees	31,217	1,084	8,664
Trustees’fees	15,800	15,800	15,800
Other expenses	13,686	3,765	6,323

Total expenses before waivers and related reimbursements	10,890,049	444,712	2,690,824
Recoupment of Fund expenses paid by Adviser (Note 3)	—	104	—
Less waivers and related reimbursements (Note 3)	(10,825)	—	(10,554)

Total expenses after waivers and related reimbursements	10,879,224	444,816	2,680,270

Net Investment Income (Loss)	(8,778,696)	(19,601)	875,755

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Loss on Investments
Unaffiliated Issuers	(8,245,318)	(2,227,359)	(2,794,592)
Affiliated Issuers	(1,332,056)	—	—
Change in Net Unrealized Appreciation/Depreciation of Investments	151,576,458	4,061,503	6,960,944

Net Gain on Investments	141,999,084	1,834,144	4,166,352

Net Increase in Net Assets Resulting from Operations	$133,220,388	$1,814,543	$5,042,107

[1]	Net of foreign taxes withheld of $10,828, $0 and $0 for the FBR Focus Fund, FBR Large Cap Financial Fund and FBR Small Cap Financial Fund, respectively.

The FBR Funds

Statements of Operations (continued)
For the Year Ended October 31, 2009

	FBR	FBR
	Technology	Gas Utility
	Fund	Index Fund

Investment Income
Dividends[1]	$61,873	$7,667,459
Interest (Note 2)	648	8,892

Total Investment Income	62,521	7,676,351

Expenses
Investment Advisory fees (Note 3)	62,228	719,637
Administration fees (Note 3)	2,221	141,189
Distribution and Service fees – Investor Class (Note 3)	17,286	—
Distribution and Service fees – R Class (Note 3)	—	354
Professional fees	47,284	47,134
Registration fees – Investor Class	18,768	20,109
Registration fees – R Class	—	10,004
Trustees’ fees	15,800	15,800
Shareholder administrative fees – Investor Class	14,182	103,627
Compliance fees	10,065	22,030
Transfer agent fees – Investor Class	6,609	153,842
Transfer agent fees – R Class	—	341
Reports to shareholders – Investor Class	4,220	30,027
Reports to shareholders – R Class	—	402
Insurance fees (Note 9)	2,529	35,854
Accounting services fees	2,348	51,644
Custodian fees	344	8,491
Other expenses	3,233	10,200

Total expenses before waivers and related reimbursements	207,117	1,370,685
Recoupment of Fund expenses paid by Adviser (Note 3)	—	78
Less waivers and related reimbursements (Note 3)	(72,289)	(10,559)

Total expenses after waivers and related reimbursements	134,828	1,360,204

Net Investment Income (Loss)	(72,307)	6,316,147

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Loss on Investment Transactions	(1,025,264)	(1,364,631)
Change in Net Unrealized Appreciation/Depreciation of Investments	2,748,938	7,802,219

Net Gain on Investments	1,723,674	6,437,588

Net Increase in Net Assets Resulting from Operations	$1,651,367	$12,753,735

[1]	Net of foreign taxes withheld of $0 and $127,740 for the FBR Technology Fund and FBR Gas Utility Index Fund, respectively.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Changes in Net Assets

	FBR Pegasus FundTM		FBR Pegasus Mid Cap FundTM

	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008

From Investment Activities
Net Investment Income (Loss)	$76,796	$45,953	$24,585	$(5,243)
Net Realized Gain (Loss) on Investment Transactions	480,306	(865,416)	(240,244)	(104,237)
Change in Net Unrealized Appreciation/Depreciation of Investments	2,799,062	(2,374,702)	1,527,785	(1,370,588)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,356,164	(3,194,165)	1,312,126	(1,480,068)

Distributions to Shareholders
Distributions to Investor Class Shareholders:
From Net Investment Income	(37,990)	—	(7,042)	—
From Net Realized Gain on Investments	—	(1,227,692)	(63,787)	(45,373)
Distributions to I Class Shareholders:
From Net Investment Income	(633)	—	(290)	—
From Net Realized Gain on Investments	—	—	(1,220)	—

Total Distributions to Shareholders	(38,623)	(1,227,692)	(72,339)	(45,373)

From Share Transactions
Net Increase (Decrease) in Net Assets
Resulting from Share Transactions	11,083,718	(3,970,132)	1,432,525	1,831,335

Total Increase (Decrease) in Net Assets	14,401,259	(8,391,989)	2,672,312	305,894
Net Assets – Beginning of Year	4,644,873	13,036,862	4,178,721	3,872,827

Net Assets – End of Year	$19,046,132	$4,644,873	$6,851,033	$4,178,721

Accumulated Net Investment Income	$66,653	$28,480	$13,890	$—

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Pegasus		FBR Pegasus
	Small Cap FundTM		Small Cap Growth FundTM

	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008

From Investment Activities
Net Investment Income (Loss)	$7,597	$(16,895)	$(40,017)	$(50,863)
Net Realized Gain (Loss) on Investment Transactions	460,160	(215,521)	(323,681)	(113,150)
Net Increase from Payments by Affiliates	7,834	—	—	—
Change in Net Unrealized Appreciation/Depreciation of Investments	1,334,877	(1,305,323)	1,205,060	(1,745,044)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,810,468	(1,537,739)	841,362	(1,909,057)

Distributions to Investor Class Shareholders
From Net Realized Gain on Investments	—	(18,282)	—	(184,307)

From Share Transactions
Net Increase (Decrease) in Net Assets Resulting from Share Transactions	4,786,292	730,763	1,806,900	(383,014)

Total Increase (Decrease) in Net Assets	6,596,760	(825,258)	2,648,262	(2,476,378)
Net Assets – Beginning of Year	4,074,456	4,899,714	2,974,251	5,450,629

Net Assets – End of Year	$10,671,216	$4,074,456	$5,622,513	$2,974,251

Accumulated Net Investment Income	$7,553	$—	$—	$—

The FBR Funds

Statements of Changes in Net Assets (continued)

			FBR Large Cap		FBR Small Cap
	FBR Focus Fund		Financial Fund		Financial Fund

	For the	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008	2009	2008

From Investment Activities
Net Investment Income (Loss)	$(8,778,696)	$(7,451,904)	$(19,601)	$263,207	$875,755	$2,926,458
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions
Unaffiliated Issuers	(8,245,318)	107,376,971	(2,227,359)	(4,360,933)	(2,794,592)	(8,683,919)
Affiliated Issuers	(1,332,056)	306,220	—	—	—	—
Change in Net Unrealized Appreciation/Depreciation of Investments	151,576,458	(561,328,510)	4,061,503	(144,204)	6,960,944	(6,492,140)

Net Increase (Decrease) in Net Assets Resulting from Operations	133,220,388	(461,097,223)	1,814,543	(4,241,930)	5,042,107	(12,249,601)

Distributions to Shareholders
Distributions to Investor Class Shareholders:
From Net Investment Income	—	(3,048,132)	(201,208)	(177,807)	(2,340,676)	(2,225,546)
Distribution in Excess of Net Investment Income	—	—	(42,309)	—	—	—
From Net Realized Gain on Investments	(96,017,062)	(13,064,697)	—	(2,910,983)	—	(36,692,651)
Distributions to I Class Shareholders:
From Net Investment Income	—	—	—	—	(2,105)	—
From Net Realized Gain on Investments	(10,311,502)	—	—	—	—	—
Distributions to R Class Shareholders:
From Net Investment Income	—	—	—	—	(1,617)	—
From Net Realized Gain on Investments	(51,918)	—	—	—	—	—

Total Distributions to Shareholders	(106,380,482)	(16,112,829)	(243,517)	(3,088,790)	(2,344,398)	(38,918,197)

From Share Transactions
Net Increase (Decrease) in Net Assets Resulting from Share Transactions	32,641,257	(344,445,550)	11,351,949	15,651,691	9,773,292	92,808,229

Total Increase (Decrease) in Net Assets	59,481,163	(821,655,602)	12,922,975	8,320,971	12,471,001	41,640,431
Net Assets – Beginning of Year	734,683,841	1,556,339,443	24,272,112	15,951,141	185,854,664	144,214,233

Net Assets – End of Year	$794,165,004	$734,683,841	$37,195,087	$24,272,112	$198,325,665	$185,854,664

Accumulated Net Investment Income	$—	$—	$—	$201,208	$537,355	$2,020,677

The FBR Funds

Statements of Changes in Net Assets (continued)

			FBR Gas Utility
	FBR Technology Fund		Index Fund

	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008

From Investment Activities
Net Investment Income (Loss)	$(72,307)	$(129,045)	$6,316,147	$6,280,430
Net Realized Gain (Loss) on Investment Transactions	(1,025,264)	(4,038,866)	(1,364,631)	7,401,347
Change in Net Unrealized Appreciation/Depreciation of Investments	2,748,938	(5,504,400)	7,802,219	(90,938,539)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,651,367	(9,672,311)	12,753,735	(77,256,762)

Distributions to Shareholders
Distributions to Investor Class Shareholders:
From Net Investment Income	—	—	(6,295,985)	(6,287,721)
From Net Realized Gain on Investments	—	(3,527,911)	(9,577,973)	(21,582,320)
Distributions to R Class Shareholders:
From Net Investment Income	—	—	(5,532)	(703)
From Net Realized Gain on Investments	—	—	(7,498)	—

Total Distributions to Shareholders	—	(3,527,911)	(15,886,988)	(27,870,744)

From Share Transactions
Net Increase (Decrease) in Net Assets Resulting from Share Transactions	(952,425)	(20,045,495)	(1,738,294)	17,817,133

Total Decrease in Net Assets	698,942	(33,245,717)	(4,871,547)	(87,310,373)
Net Assets – Beginning of Year	7,689,121	40,934,838	198,640,797	285,951,170

Net Assets – End of Year	$8,388,063	$7,689,121	$193,769,250	$198,640,797

Accumulated Net Investment Income	$—	$—	$94,170	$79,540

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Financial Highlights

The following tables provide per share data for a share outstanding throughout each period for each Fund. Other data includes investment performance, ratios to average net assets and other supplemental information.

	FBR Pegasus FundTM — Investor Class

				For the
				Period
	For the Years Ended October 31,			Ended
				October 31,
	2009	2008	2007	2006*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$8.14	$13.40	$11.84	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1,2]	0.03	0.08	(0.04)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	1.60	(4.05)	2.05	1.84

Total from Investment Operations	1.63	(3.97)	2.01	1.83

Distributions to Shareholders:
From Net Investment Income	(0.05)	—	—	(0.00)[4]
From Net Realized Gain	—	(1.30)	(0.45)	—

Total Distributions	(0.05)	(1.30)	(0.45)	(0.00)[4]

Paid-in Capital from Redemption Fees[5]	0.00 [4]	0.01	0.00 [4]	0.01

Net Increase (Decrease) in Net Asset Value	1.58	(5.26)	1.56	1.84

Net Asset Value – End of Period	$9.72	$8.14	$13.40	$11.84

Total Investment Return[6]	20.12%	(32.37)%	17.52%	18.45%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.25%	1.71%	1.97%	1.94%	(B)
Expenses Before Waivers and Related Reimbursements	2.16%	2.55%	2.21%	2.74%	(B)
Net Investment Income (Loss) After Waivers and Related
Reimbursements[2]	0.61%	0.51%	(0.30)%	(0.23)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(0.30)%	(0.33)%	(0.54)%	(1.03)%	(B)
Supplementary Data:
Portfolio Turnover Rate	60%	39%	108%	166%	(A)
Net Assets at End of Period (in thousands)	$18,947	$4,574	$13,037	$13,349

*	Represents the period from commencement of operations (November 15, 2005) through October 31, 2006.
[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Prior to May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses). As of May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.25% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Less than $0.01
[5]	Calculated based on average shares outstanding.
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Pegasus FundTM — I Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$7.07	$10.00

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.07	0.03
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	1.34	(2.96)

Total from Investment Operations	1.41	(2.93)

Distributions to Shareholders:
From Net Investment Income	(0.06)	—

Net Increase (Decrease) in Net Asset Value	1.35	(2.93)

Net Asset Value – End of Period	$8.42	$7.07

Total Investment Return[4]	20.21%	(29.30)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.00%	1.01%	(B)
Expenses Before Waivers and Related Reimbursements	16.64%	4.11%	(B)
Net Investment Income After Waivers and Related Reimbursements[2]	1.05%	0.88%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(14.59)%	(2.22)%	(B)
Supplementary Data:
Portfolio Turnover Rate	60%	39%
Net Assets at End of Period (in thousands)	$99	$71

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]
Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.00% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Pegasus Mid Cap FundTM — Investor Class

	For the Years Ended October 31,		For the
			Period Ended
	2009	2008	October 31, 2007*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$8.18	$11.30	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1,2]	0.04	(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	1.43	(3.00)	1.32

Total from Investment Operations	1.47	(3.01)	1.30

Distributions to Shareholders:
From Net Investment Income	(0.01)	—	—
From Net Realized Gain	(0.12)	(0.13)	—

Total Distributions	(0.13)	(0.13)	—

Paid-in Capital from Redemption Fees[4]	0.01	0.02	0.00	[5]

Net Increase (Decrease) in Net Asset Value	1.35	(3.12)	1.30

Net Asset Value – End of Period	$9.53	$8.18	$11.30

Total Investment Return[6]	18.51%	(26.71)%	13.00%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.35%	1.66%	1.95%	(B)
Expenses Before Waivers and Related Reimbursements	2.95%	3.71%	4.17%	(B)
Net Investment Income (Loss) After Waivers and Related
Reimbursements[2]	0.39%	(0.13)%	(0.36)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(1.21)%	(2.18)%	(2.58)%	(B)
Supplementary Data:
Portfolio Turnover Rate	128%	93%	135%	(A)
Net Assets at End of Period (in thousands)	$6,767	$4,108	$3,873

*	Represents the period from commencement of operations (February 28, 2007) through October 31, 2007.
[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Prior to May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses). As of May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.35% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Pegasus Mid Cap FundTM — I Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$7.11	$10.00

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.05	0.02
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	1.25	(2.91)

Total from Investment Operations	1.30	(2.89)

Distributions to Shareholders:
From Net Investment Income	(0.03)	—
From Net Realized Gain	(0.12)	—

Total Distributions	(0.15)	—

Net Increase (Decrease) in Net Asset Value	1.15	(2.89)

Net Asset Value – End of Period	$8.26	$7.11

Total Investment Return[4]	18.78%	(28.90)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.10%	1.10%	(B)
Expenses Before Waivers and Related Reimbursements	16.91%	4.54%	(B)
Net Investment Income After Waivers and Related Reimbursements[2]	0.69%	0.47%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(15.12)%	(2.97)%	(B)
Supplementary Data:
Portfolio Turnover Rate	128%	93%
Net Assets at End of Period (in thousands)	$84	$71

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]
Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.10% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Pegasus Small Cap FundTM — Investor Class

	For the Years Ended October 31,			For the
				Period Ended
	2009		2008	October 31, 2007*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$8.44		$11.85	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1,2]	0.01		(0.03)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	1.04		(3.35)	1.89
Net Increase from Payments by Affiliates	0.01		—	—

Total from Investment Operations	1.06		(3.38)	1.85

Distributions to Shareholders:
From Net Realized Gain	—		(0.04)	—

Paid-in Capital from Redemption Fees[4]	0.01		0.01	0.00	[5]

Net Increase (Decrease) in Net Asset Value	1.07		(3.41)	1.85

Net Asset Value – End of Period	$9.51		$8.44	$11.85

Total Investment Return[6]	12.68%	[7]	(28.49)%	18.50%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.46%		1.74%	1.95%	(B)
Expenses Before Waivers and Related Reimbursements	2.73%		3.55%	3.77%	(B)
Net Investment Income (Loss) After Waivers and Related Reimbursements[2]	0.10%		(0.36)%	(0.61)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(1.17)%		(2.17)%	(2.43)%	(B)
Supplementary Data:
Portfolio Turnover Rate	226%		207%	107%	(A)
Net Assets at End of Period (in thousands)	$10,585		$3,998	$4,900

*	Represents the period from commencement of operations (February 28, 2007) through October 31, 2007.
[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Prior to May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses). As of May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.45% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[7]
The Fund’s total return consists of a voluntary reimbursement by the Adviser for a realized loss on a transaction not meeting the Fund’s investment guidelines. This item had an impact of 0.12%. If the Adviser had not made a capital contribution to the Fund, the total return would have been 12.56%. See Note 8.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Pegasus Small Cap FundTM — I Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$7.62	$10.00

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.03	0.01
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	0.93	(2.39)
Net Increase from Payments by Affiliates	0.01	—

Total from Investment Operations	0.97	(2.38)

Net Asset Value – End of Period	$8.59	$7.62

Total Investment Return[4]	12.73% [5]	(23.80)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.20%	1.20%	(B)
Expenses Before Waivers and Related Reimbursements	16.22%	4.56%	(B)
Net Investment Income After Waivers and Related Reimbursements[2]	0.44%	0.23%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(14.58)%	(3.13)%	(B)
Supplementary Data:
Portfolio Turnover Rate	226%	207%
Net Assets at End of Period (in thousands)	$86	$76

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]
Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.20% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[5]
The Fund’s total return consists of a voluntary reimbursement by the Adviser for a realized loss on a transaction not meeting the Fund’s investment guidelines. This item had an impact of 0.13%. If the Adviser had not made a capital contribution to the Fund, the total return would have been 12.60%. See Note 8.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Pegasus Small Cap Growth FundTM — Investor Class

	For the Years Ended October 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$8.32	$13.56	$11.34	$9.46	$8.88

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.07)	(0.15)	(0.19)	(0.15)	(0.16)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	1.59	(4.64)	2.92	2.02	0.70

Total from Investment Operations	1.52	(4.79)	2.73	1.87	0.54

Distributions to Shareholders:
From Net Realized Gain	—	(0.47)	(0.52)	—	—

Paid-in Capital from Redemption Fees[4]	0.01	0.02	0.01	0.01	0.04

Net Increase (Decrease) in Net Asset Value	1.53	(5.24)	2.22	1.88	0.58

Net Asset Value – End of Year	$9.85	$8.32	$13.56	$11.34	$9.46

Total Investment Return[5]	18.39%	(36.32)%	25.06%	19.87%	6.53%
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.45%	1.76%	1.95%	1.95%	1.95%
Expenses Before Waivers and Related Reimbursements	3.87%	4.29%	3.81%	5.45%	9.14%
Net Investment Loss After Waivers and Related Reimbursements[2]	(0.95)%	(1.28)%	(1.65)%	(1.65)%	(1.68)%
Net Investment Loss Before Waivers and Related Reimbursements	(3.37)%	(3.81)%	(3.51)%	(5.15)%	(8.87)%
Supplementary Data:
Portfolio Turnover Rate	102%	139%	108%	152%	246%
Net Assets at End of Year (in thousands)	$5,387	$2,831	$5,451	$3,592	$1,759

[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the date of distributions.

[2]

Prior to May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses). As of May 30, 2008, reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.45% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Pegasus Small Cap Growth FundTM — I Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$7.19	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	1.36	(2.78)

Total from Investment Operations	1.33	(2.81)

Net Asset Value – End of Period	$8.52	$7.19

Total Investment Return[4]	18.50%	(28.10)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.20%	1.20%	(B)
Expenses Before Waivers and Related Reimbursements	14.78%	4.98%	(B)
Net Investment Loss After Waivers and Related Reimbursements[2]	(0.68)%	(0.74)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(14.26)%	(4.52)%	(B)
Supplementary Data:
Portfolio Turnover Rate	102%	139%
Net Assets at End of Period (in thousands)	$151	$72

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]

Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.20% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Pegasus Small Cap Growth FundTM — R Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$7.17	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.08)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	1.37	(2.78)

Total from Investment Operations	1.29	(2.83)

Net Asset Value – End of Period	$8.46	$7.17

Total Investment Return[4]	17.99%	(28.30)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.70%	1.70%	(B)
Expenses Before Waivers and Related Reimbursements	17.22%	5.51%	(B)
Net Investment Loss After Waivers and Related Reimbursements[2]	(1.16)%	(1.24)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(16.68)%	(5.05)%	(B)
Supplementary Data:
Portfolio Turnover Rate	102%	139%
Net Assets at End of Period (in thousands)	$85	$72

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]

Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.70% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Focus Fund — Investor Class

	For the Years Ended October 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$37.40	$57.97	$49.36	$40.36	$37.68

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1,2]	(0.42)	(0.44)	0.08	(0.43)	(0.27)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	5.76	(19.51)	8.63	10.20	3.51

Total from Investment Operations	5.34	(19.95)	8.71	9.77	3.24

Distributions to Shareholders:
From Net Investment Income	—	(0.12)	—	—	—
From Net Realized Gain	(5.19)	(0.51)	(0.12)	(0.77)	(0.57)

Total Distributions	(5.19)	(0.63)	(0.12)	(0.77)	(0.57)

Paid-in Capital from Redemption Fees[4]	0.01	0.01	0.02	0.00 [5]	0.01

Net Increase (Decrease) in Net Asset Value	0.16	(20.57)	8.61	9.00	2.68

Net Asset Value – End of Year	$37.56	$37.40	$57.97	$49.36	$40.36

Total Investment Return[6]	17.74%	(34.73)%	17.72%	24.53%	8.63%
Ratios to Average Net Assets:
Expenses After Waivers[2]	1.43%	1.42%	1.40%	1.38%	1.50%
Expenses Before Waivers	1.43%	1.42%	1.40%	1.40%	1.53%
Net Investment Income (Loss) After Waivers[2]	(1.16)	(0.67)%	0.14%	(0.94)%	(0.56)%
Net Investment Income (Loss) Before Waivers	(1.16)	(0.67)%	0.14%	(0.96)%	(0.59)%
Supplementary Data:
Portfolio Turnover Rate	5%	17%	5%	3%	20%
Net Assets at End of Year (in thousands)	$759,774	$717,780	$1,556,339	$929,590	$805,858

[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) and fees voluntarily waived by the Distributor in an amount attributable to marketing expenses for the Fund while closed to new investors.

[3]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Focus Fund — I Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$7.27	$10.00

Loss from Investment Operations:
Net Investment Loss[1]	(0.01)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments[1,2]	0.03	(2.73)

Total from Investment Operations	0.02	(2.74)

Distributions to Shareholders:
From Net Realized Gain	(5.19)	—

Paid-in Capital from Redemption Fees[3]	0.00 [5]	0.01

Net Decrease in Net Asset Value	(5.17)	(2.73)

Net Asset Value – End of Period	$2.10	$7.27

Total Investment Return[4]	18.15%	(27.30)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers	1.15%	1.05%	(B)
Expenses Before Waivers	1.15%	1.05%	(B)
Net Investment Loss After Waivers	(0.88)%	(0.70)%	(B)
Net Investment Loss Before Waivers	(0.88)%	(0.70)%	(B)
Supplementary Data:
Portfolio Turnover Rate	5%	17%
Net Assets at End of Period (in thousands)	$34,225	$16,831

*	Represents the period from inception of shares (May 30, 2008) through October 31, 2008.
[1]

Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[3]	Calculated based on average shares outstanding.
[4]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[5]	Less than $0.01
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Focus Fund — R Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$7.24	$10.00

Loss from Investment Operations:
Net Investment Loss[1,2]	(0.03)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	0.01	(2.71)

Total from Investment Operations	(0.02)	(2.76)

Distributions to Shareholders:
From Net Realized Gain	(5.19)	—

Paid-in Capital from Redemption Fees[3]	0.00 [5]	—

Net Decrease in Net Asset Value	(5.21)	(2.76)

Net Asset Value – End of Period	$2.03	$7.24

Total Investment Return[4]	16.80%	(27.60)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	2.20%	1.80%	(B)
Expenses Before Waivers and Related Reimbursements	11.24%	3.79%	(B)
Net Investment Loss After Waivers and Related Reimbursements[2]	(1.94)%	(1.36)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(10.98)%	(3.35)%	(B)
Supplementary Data:
Portfolio Turnover Rate	5%	17%
Net Assets at End of Period (in thousands)	$166	$72

*	Represents the period from inception of shares (May 30, 2008) through October 31, 2008.
[1]

Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 2.20% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

[5]	Less than $0.01
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Large Cap Financial Fund — Investor Class

	For the Years Ended October 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$11.14	$18.71	$21.67	$21.84	$24.46

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.00 [5]	0.14	0.14	0.13	0.13
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	1.58	(3.86)	(0.97)	2.72	0.15

Total from Investment Operations	1.58	(3.72)	(0.83)	2.85	0.28

Distributions to Shareholders:
From Net Investment Income	(0.10)	(0.18)	(0.11)	(0.16)	(0.08)
Distribution in Excess of Net Investment Income	(0.02)	—	—	—	—
From Net Realized Gain	—	(3.68)	(2.02)	(2.86)	(2.82)

Total Distributions	(0.12)	(3.86)	(2.13)	(3.02)	(2.90)

Paid-in Capital from Redemption Fees[4]	0.01	0.01	0.00 [5]	0.00 [5]	0.00 [5]

Net Increase (Decrease) in Net Asset Value	1.47	(7.57)	(2.96)	(0.17)	(2.62)

Net Asset Value – End of Year	$12.61	$11.14	$18.71	$21.67	$21.84

Total Investment Return[6]	14.52%	(23.76)%	(4.59)%	14.21%	0.86%
Ratios to Average Net Assets:
Expenses After Waivers[2]	1.81%	1.88%	1.89%	1.83%	1.95%
Expenses Before Waivers	1.81%	2.01%	1.92%	1.84%	1.96%
Net Investment Income (Loss) After Waivers[2]	(0.08)%	1.63%	0.59%	0.68%	0.62%
Net Investment Income (Loss) Before Waivers	(0.08)%	1.50%	0.56%	0.67%	0.61%
Supplementary Data:
Portfolio Turnover Rate	220%	509%	95%	54%	41%
Net Assets at End of Year (in thousands)	$37,195	$24,272	$15,951	$26,313	$29,037

[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) and effective May 30, 2008, the recoupment of certain previously waived fees.

[3]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Financial Fund — Investor Class

	For the Years Ended October 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$15.22	$23.18	$32.70	$32.96	$36.41

Income (Loss) from Investment Operations:
Net Investment Income[1]	0.06	0.24	0.29	0.14	0.23
Net Realized and Unrealized Gain (Loss) on Investments[1,2]	0.81	(1.69)	(5.31)	3.44	0.85

Total from Investment Operations	0.87	(1.45)	(5.02)	3.58	1.08

Distributions to Shareholders:
From Net Investment Income	(0.19)	(0.28)	(0.15)	(0.14)	(0.18)
From Net Realized Gain	—	(6.24)	(4.35)	(3.70)	(4.36)

Total Distributions	(0.19)	(6.52)	(4.50)	(3.84)	(4.54)

Paid-in Capital from Redemption Fees[3]	0.01	0.01	0.00 [4]	0.00 [4]	0.01

Net Increase (Decrease) in Net Asset Value	0.69	(7.96)	(9.52)	(0.26)	(3.45)

Net Asset Value – End of Year	$15.91	$15.22	$23.18	$32.70	$32.96

Total Investment Return[5]	5.89%	(6.76)%	(18.02)%	11.81%	2.63%
Ratios to Average Net Assets:
Expenses After Waivers	1.51%	1.49%	1.51%	1.46%	1.55%
Expenses Before Waivers	1.51%	1.49%	1.51%	1.46%	1.55%
Net Investment Income After Waivers	0.50%	1.48%	0.93%	0.45%	0.69%
Net Investment Income Before Waivers	0.50%	1.48%	0.93%	0.45%	0.69%
Supplementary Data:
Portfolio Turnover Rate	118%	147%	13%	8%	15%
Net Assets at End of Year (in thousands)	$187,561	$181,803	$144,214	$346,155	$463,333

[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[3]	Calculated based on average shares outstanding.
[4]	Less than $0.01
[5]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Financial Fund — I Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$9.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.19	0.02
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	0.40	(0.06)

Total from Investment Operations	0.59	(0.04)

Distributions to Shareholders:
From Net Investment Income	(0.21)	—

Net Increase (Decrease) in Net Asset Value	0.38	(0.04)

Net Asset Value – End of Period	$10.34	$9.96

Total Investment Return[4]	6.14%	(0.40)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.56%	1.31%	(B)
Expenses Before Waivers and Related Reimbursements	1.56%	1.31%	(B)
Net Investment Income After Waivers and Related Reimbursements[2]	0.04%	1.49%	(B)
Net Investment Income Before Waivers and Related Reimbursements	0.04%	1.49%	(B)
Supplementary Data:
Portfolio Turnover Rate	118%	147%
Net Assets at End of Period (in thousands)	$10,638	$3,952

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]
Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.70% (excluding interest, taxes, brokerage commissions, dividend expenses, acquiured fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and effective May 30, 2008, the recoupment of certain previously waived fees.

[3]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Financial Fund — R Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$9.93	$10.00

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	(0.00)[4]	0.08
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	0.48	(0.15)

Total from Investment Operations	0.48	(0.07)

Distributions to Shareholders:
From Net Investment Income	(0.16)	—

Net Increase (Decrease) in Net Asset Value	0.32	(0.07)

Net Asset Value – End of Period	$10.25	$9.93

Total Investment Return[5]	5.02%	(0.70)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	2.20%	1.86%	(B)
Expenses Before Waivers and Related Reimbursements	11.85%	3.54%	(B)
Net Investment Income (Loss) After Waivers and Related Reimbursements[2]	(0.18)%	1.83%	(B)
Net Investment Income (Loss) Before Waivers and Related Reimbursements	(9.83)%	0.15%	(B)
Supplementary Data:
Portfolio Turnover Rate	118%	147%
Net Assets at End of Period (in thousands)	$126	$99

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]
Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 2.20% (excluding interest, taxes, brokerage commissions, dividend expenses, acquiured fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Less than $0.01
[5]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Technology Fund — Investor Class

	For the Years Ended October 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$6.96	$13.34	$11.97	$10.82	$10.96

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.08)	(0.12)	(0.05)	(0.04)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	2.16	(5.03)	1.81	1.77	1.53

Total from Investment Operations	2.08	(5.15)	1.76	1.73	1.48

Distributions to Shareholders:
From Net Realized Gain	—	(1.23)	(0.39)	(0.58)	(1.62)

Paid-in Capital from Redemption Fees[4]	0.01	0.00 [5]	0.00 [5]	0.00 [5]	0.00 [5]

Net Increase (Decrease) in Net Asset Value	2.09	(6.38)	1.37	1.15	(0.14)

Net Asset Value – End of Year	$9.05	$6.96	$13.34	$11.97	$10.82

Total Investment Return[6]	30.03%	(42.30)%	15.18%	16.40%	14.51%
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.95%	1.84%	1.70%	1.87%	1.94%
Expenses Before Waivers and Related Reimbursements	3.00%	1.92%	1.70%	1.92%	2.74%
Net Investment Loss After Waivers and Related Reimbursements[2]	(1.05)%	(0.60)%	(0.41)%	(0.60)%	(0.77)%
Net Investment Loss Before Waivers and Related Reimbursements	(2.10)%	(0.68)%	(0.41)%	(0.65)%	(1.57)%
Supplementary Data:
Portfolio Turnover Rate	211%	175%	229%	108%	100%
Net Assets at End of Year (in thousands)	$8,388	$7,689	$40,935	$39,407	$14,810

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) and effective May 30, 2008, the recoupment of certain previously waived fees.

[3]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Gas Utility Index Fund — Investor Class

	For the Years Ended October 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$15.26	$23.14	$19.48	$17.25	$14.67

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.49	0.47	0.47	0.50	0.52
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	0.60	(6.13)	3.67	2.34	2.47

Total from Investment Operations	1.09	(5.66)	4.14	2.84	2.99

Distributions to Shareholders:
From Net Investment Income	(0.49)	(0.47)	(0.48)	(0.61)	(0.41)
From Net Realized Gain	(0.74)	(1.75)	—	—	—

Total Distributions	(1.23)	(2.22)	(0.48)	(0.61)	(0.41)

Paid-in Capital from Redemption Fees[4]	0.01	0.00 [5]	0.00 [5]	0.00 [5]	0.00 [5]

Net Increase (Decrease) in Net Asset Value	(0.13)	(7.88)	3.66	2.23	2.58

Net Asset Value – End of Year	$15.13	$15.26	$23.14	$19.48	$17.25

Total Investment Return[6]	8.18%	(26.81)%	21.51%	16.84%	20.48%
Ratios to Average Net Assets:
Expenses After Waivers[2]	0.76%	0.70%	0.75%	0.80%	0.80%
Expenses Before Waivers	0.76%	0.70%	0.75%	0.80%	0.80%
Net Investment Income After Waivers[2]	3.51%	2.39%	2.21%	2.69%	3.18%
Net Investment Income Before Waivers	3.51%	2.39%	2.21%	2.69%	3.18%
Supplementary Data:
Portfolio Turnover Rate	26%	27%	22%	16%	20%
Net Assets at End of Year (in thousands)	$193,679	$198,569	$285,951	$270,031	$295,804

[1]
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 0.85% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) and effective May 30, 2008, the recoupment of certain previously waived fees.

[3]
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Gas Utility Index Fund — R Class

	For the	For the
	Year Ended	Period Ended
	October 31, 2009	October 31, 2008*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$7.16	$10.00

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.22	0.07
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	0.18	(2.84)

Total from Investment Operations	0.40	(2.77)

Distributions to Shareholders:
From Net Investment Income	(0.47)	(0.07)
From Net Realized Gain	(0.74)	—

Total Distributions	(1.21)	(0.07)

Net Decrease in Net Asset Value	(0.81)	(2.84)

Net Asset Value – End of Period	$6.35	$7.16

Total Investment Return[4]	7.52%	(27.84)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.35%	1.19%	(B)
Expenses Before Waivers and Related Reimbursements	16.26%	3.39%	(B)
Net Investment Income After Waivers and Related Reimbursements[2]	2.80%	1.87%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(12.11)%	(0.33)%	(B)
Supplementary Data:
Portfolio Turnover Rate	26%	27%
Net Assets at End of Period (in thousands)	$91	$72

*	Represents the period from inception of share class (May 30, 2008) through October 31, 2008.
[1]
Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]
Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.35% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

[3]
The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Schedule of Shareholder Expenses
(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 through October 31, 2009).

Actual Expenses

The table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2009” to estimate the expenses you paid on your account during this period.

The FBR Funds

Schedule of Shareholder Expenses (continued)
(unaudited)

				Expenses Paid
	Net Expense	Beginning	Ending	During the
	Ratio	Account	Account	Six Months
	Annualized	Value	Value	Ended
	October 31, 2009	May 1, 2009	October 31, 2009	October 31, 2009*

Pegasus Fund
Investor Class	1.25%	$1,000.00	$1,212.00	$6.95
I Class	1.00	1,000.00	1,213.30	5.55
Pegasus Mid Cap Fund
Investor Class	1.35	1,000.00	1,175.10	7.40
I Class	1.10	1,000.00	1,176.60	6.01
Pegasus Small Cap Fund
Investor Class	1.46	1,000.00	1,156.90	7.90
I Class	1.20	1,000.00	1,157.70	6.51
Pegasus Small Cap Growth Fund
Investor Class	1.45	1,000.00	1,156.10	7.86
I Class	1.19	1,000.00	1,157.60	6.49
R Class	1.69	1,000.00	1,154.20	9.19
Focus Fund
Investor Class	1.41	1,000.00	1,083.00	7.42
I Class	1.14	1,000.00	1,082.50	5.96
R Class	2.20	1,000.00	1,079.80	11.53
Large Cap Financial Fund
Investor Class	1.73	1,000.00	1,268.60	9.87
Small Cap Financial Fund
Investor Class	1.50	1,000.00	1,140.50	8.08
I Class	1.62	1,000.00	1,138.80	8.68
R Class	2.20	1,000.00	1,136.40	11.84
Technology Fund
Investor Class	1.95	1,000.00	1,208.30	10.85
Gas Utility Index Fund
Investor Class	0.75	1,000.00	1,196.90	4.16
R Class	1.35	1,000.00	1,193.50	7.46

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 365.

The FBR Funds

Schedule of Shareholder Expenses (continued)
(unaudited)

Hypothetical Example for Comparison Purposes

The table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The FBR Funds

Schedule of Shareholder Expenses (continued)
(unaudited)

				Expenses Paid
	Net Expense	Beginning	Ending	During the
	Ratio	Account	Account	Six Months
	Annualized	Value	Value	Ended
	October 31, 2009	May 1, 2009	October 31, 2009	October 31, 2009*

Pegasus Fund
Investor Class	1.25%	$1,000.00	$1,018.92	$6.35
I Class	1.00	1,000.00	1,020.19	5.07
Pegasus Mid Cap Fund
Investor Class	1.35	1,000.00	1,018.40	6.86
I Class	1.10	1,000.00	1,019.68	5.58
Pegasus Small Cap Fund
Investor Class	1.46	1,000.00	1,017.88	7.40
I Class	1.20	1,000.00	1,019.18	6.09
Pegasus Small Cap Growth Fund
Investor Class	1.45	1,000.00	1,017.91	7.36
I Class	1.19	1,000.00	1,019.19	6.07
R Class	1.69	1,000.00	1,016.68	8.60
Focus Fund
Investor Class	1.41	1,000.00	1,018.08	7.19
I Class	1.14	1,000.00	1,019.48	5.78
R Class	2.20	1,000.00	1,014.12	11.17
Large Cap Financial Fund
Investor Class	1.73	1,000.00	1,016.50	8.78
Small Cap Financial Fund
Investor Class	1.50	1,000.00	1,017.65	7.62
I Class	1.62	1,000.00	1,017.09	8.18
R Class	2.20	1,000.00	1,014.12	11.17
Technology Fund
Investor Class	1.95	1,000.00	1,015.38	9.90
Gas Utility Index Fund
Investor Class	0.75	1,000.00	1,021.41	3.83
R Class	1.35	1,000.00	1,018.40	6.86

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 365.

The FBR Funds

Notes to Financial Statements

1. Organization

The FBR Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a business trust under the laws of the State of Delaware on September 29, 2003. As of October 31, 2009 the Trust consisted of ten series. This report includes the following nine series: FBR Pegasus FundTM (“Pegasus Fund”), FBR Pegasus Mid Cap FundTM (“Pegasus Mid Cap Fund”), FBR Pegasus Small Cap FundTM (“Pegasus Small Cap Fund”), FBR Pegasus Small Cap Growth FundTM (“Pegasus Small Cap Growth Fund”), FBR Focus Fund (“Focus Fund”), FBR Large Cap Financial Fund (“Large Cap Financial Fund”), FBR Small Cap Financial Fund (“Small Cap Financial Fund”), FBR Technology Fund (“Technology Fund”) and FBR Gas Utility Index Fund (“Gas Utility Index Fund”) (each a “Fund” and collectively, the “Funds”). The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value which may be issued in more than one class or series. Effective May 30, 2008, certain of the Funds began offering new share classes: R Class shares intended for retirement investors and I Class shares intended for institutional investors. In all Funds the initial class of shares is now referred to as Investor Class.

The Pegasus Fund, a non-diversified fund, invests in the stocks of companies of any size without regard to market capitalization. The investment objective of the Fund is capital appreciation.

The Pegasus Mid Cap Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of mid capitalization (“mid-cap”) companies. The investment objective of the Fund is capital appreciation.

The Pegasus Small Cap Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of small capitalization (“small-cap”) companies. The investment objective of the Fund is capital appreciation.

The Pegasus Small Cap Growth Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of small-cap companies. The investment objective of the Fund is long-term capital appreciation.

The Focus Fund, a non-diversified fund, invests, under normal circumstances, primarily in securities of companies traded in domestic markets. The investment objective of the Fund is capital appreciation.

The Large Cap Financial Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of large capitalization (“large-cap”) companies principally engaged in the business of financial services including, but not limited to, commercial banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, insurance companies, real estate and leasing companies, holding companies for each of the foregoing types of business, or companies

The FBR Funds

Notes to Financial Statements (continued)

that combine some or all of these businesses. The investment objective of the Fund is capital appreciation.

The Small Cap Financial Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of small-cap companies principally engaged in the business of providing financial services to consumers and industry. The investment objective of the Fund is capital appreciation.

The Technology Fund, a non-diversified fund, invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry. The investment objective of the Fund is long-term capital appreciation.

The Gas Utility Index Fund invests, under normal circumstances, at least 85% of its net assets in the common stock of companies that have natural gas distribution and transmission operations. As of the date of this report, the Fund was a diversified fund. However, at a meeting held on November 13, 2009, shareholders of the Fund approved the reclassification of the Fund as a non-diversified fund. The investment objective of the Fund is income and capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Portfolio Valuation — The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each business day that the exchange is open for trading. Each Fund’s securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and ask prices, except in the case of open short positions where the ask price is used for valuation purposes. The bid price is used when no ask price is available. Short-term investments are carried at amortized cost, which approximates market value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Funds’ Board of Trustees (the “Board”), are valued at fair value in good faith by, or at the direction of, the Board.

The Funds have adopted “Fair Value Measurements.” Fair Value Measurements establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Under Fair Value Measurements various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

The FBR Funds

Notes to Financial Statements (continued)

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, securities maturing within 60 days of the filing are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2009:

		Level 2 – Other	Level 3 – Significant
	Level 1 – Quoted	Significant	Unobservable
	Prices	Observable Inputs	Inputs

Pegasus Fund
Common Stock	$18,009,397	$—	$—
Mutual Fund	486,364	—	—
Pegasus Mid Cap Fund
Common Stock	6,522,221	—	—
Mutual Fund	75,655	—	—
Pegasus Small Cap Fund
Common Stock	10,075,976	—	—
Pegasus Small Cap Growth Fund
Common Stock	5,566,807	—	—
Mutual Fund	14,692	—	—
Focus Fund
Common Stock	763,023,433	—	—
Mutual Fund	32,857,222	—	—
Large Cap Financial Fund
Common Stock	35,735,945	—	—
Small Cap Financial Fund
Common Stock	182,812,687	—	—
Mutual Fund	10,201,252	—	—
Technology Fund
Common Stock	8,097,473	—	—
Mutual Fund	302,960	—	—
Gas Utility Index Fund
Common Stock	190,555,711	—	—
Mutual Fund	3,220,208	—	—

The FBR Funds

Notes to Financial Statements (continued)

Share Valuation — The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV. The Funds charge a 1% redemption fee on shares redeemed or exchanged within 90 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis.

Expenses — The Funds pay all operational expenses, which are either charged directly to a Fund for which the expense is attributable or are allocated proportionately among the Funds based on allocation methods approved by the Board.

Distributions to Shareholders — Each Fund, except the Gas Utility Index Fund, declares and pays any dividends from its net investment income, if any, annually. The Gas Utility Index Fund declares and pays any such dividends quarterly. Distributions from net realized capital gains, if any, will be distributed at least annually for each Fund. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Security Transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates — The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Repurchase Agreements — The Funds have agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreement”). The financial institutions with whom each Fund

The FBR Funds

Notes to Financial Statements (continued)

enters into repurchase agreements are banks and broker/dealers which the adviser considers creditworthy pursuant to criteria approved by the Board. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

3. Transactions with Affiliates

Investment Adviser — FBR Fund Advisers, Inc. (“Fund Advisers”) serves as investment adviser to the Funds. For its advisory services, Fund Advisers receives a monthly fee at an annual rate of 0.90% of the average daily net assets of the Pegasus Fund, Pegasus Mid Cap Fund, Pegasus Small Cap Fund, Pegasus Small Cap Growth Fund, Focus Fund, Large Cap Financial Fund, Small Cap Financial Fund, and Technology Fund, and at an annual rate of 0.40% of the average daily net assets of the Gas Utility Index Fund.

Fund Advisers has contractually agreed to limit each class of shares of each Fund’s total operating expenses and to maintain these limitations with regard to each class of shares of each Fund through February 28, 2013. The following are the limits for the Funds, based on average daily net assets (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses).

		Investor Class
		Prior to May 30,
	Investor Class	2008	I Class	R Class

Pegasus Fund	1.25%	1.95%	1.00%	NA
Pegasus Mid Cap Fund	1.35%	1.95%	1.10%	NA
Pegasus Small Cap Fund	1.45%	1.95%	1.20%	NA
Pegasus Small Cap Growth Fund	1.45%	1.95%	1.20%	1.70%
Focus Fund	1.95%	1.95%	1.70%	2.20%
Large Cap Financial Fund	1.95%	1.95%	NA	NA
Small Cap Financial Fund	1.95%	1.95%	1.70%	2.20%
Technology Fund	1.95%	1.95%	NA	NA
Gas Utility Index Fund	0.85%	0.85%	NA	1.35%

Effective May 30, 2008, Fund Advisers may recoup any waived amount from a Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

The FBR Funds

Notes to Financial Statements (continued)

As of October 31, 2009, the Funds had the following amounts (and year of expiration) subject to repayment to Fund Advisers:

	Year Fees	Repayment
	Waived	Expires	Balance

Pegasus Fund - Investor Class	2008	2011	$42,645
	2009	2012	112,398
Pegasus Fund - I Class	2008	2011	1,153
	2009	2012	11,563
Pegasus Mid Cap Fund - Investor Class	2008	2011	37,881
	2009	2012	99,322
Pegasus Mid Cap Fund - I Class	2008	2011	1,295
	2009	2012	11,525
Pegasus Small Cap Fund - Investor Class	2008	2011	36,709
	2009	2012	92,582
Pegasus Small Cap Fund - I Class	2008	2011	1,298
	2009	2012	11,387
Pegasus Small Cap Growth Fund - Investor Class	2008	2011	44,078
	2009	2012	98,547
Pegasus Small Cap Growth Fund - I Class	2008	2011	1,436
	2009	2012	11,301
Pegasus Small Cap Growth Fund - R Class	2008	2011	1,450
	2009	2012	11,300
Focus Fund - R Class	2008	2011	709
	2009	2012	10,825
Small Cap Financial Fund - R Class	2008	2011	687
	2009	2012	10,554
Technology Fund - Investor Class	2008	2011	7,400
	2009	2012	72,289
Gas Utility Index Fund - R Class	2008	2011	823
	2009	2012	10,559

During the year ended October 31, 2009, the Large Cap Financial Fund - Investor Class and the Gas Utility Index Fund - Investor Class repaid Fund Advisers $104 and $78 for fees waived during the fiscal year ended October 31, 2008, respectively.

Administrator — JPMorgan Chase Bank N.A. (“JPMorgan”) serves as the administrator to the Funds and provides pursuant to an Administration Agreement (“Agreement”) day-to-day administrative services including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code and preparing the Funds’ registration statements. Pursuant to the Agreement, JPMorgan receives a monthly fee based on average daily net assets of the Trust.

Pursuant to the Administrative Services Agreement, Fund Advisers also provides administrative services to the Funds including oversight of service providers. For the period ended October 31, 2009, Fund Advisers received 0.02% of average daily net assets of the Trust. Effective November 1, 2009, the Fund Advisers receives 0.04% of average daily net

The FBR Funds

Notes to Financial Statements (continued)

assets of the Trust. Fund Advisers also provides the Funds with office space, facilities and business equipment and generally administers the Funds’ business affairs and provides the services of executive and clerical personnel for administering the affairs of the Funds. Fund Advisers compensates all personnel, Officers and Trustees of the Funds if such persons are employees of Fund Advisers. For the fiscal year ended October 31, 2009, JPMorgan earned $199,536 and Fund Advisers earned $308,518 in Administrator fees.

Plan of Distribution — The Trust, on behalf of the Investor Class shares of each Fund, except the Gas Utility Index Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Investor Class Plan, each Fund may pay FBR Investment Services, Inc. (the “Distributor”) a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets. The Trust has also adopted a Distribution Plan for R Class shareholders of certain Funds that pays a fee at an annual rate of up to 0.50% of each Fund’s average daily net assets. Fees paid to the Distributor under the Plans are payable without regard to actual expenses incurred.

Brokerage Commissions — For the fiscal year ended October 31, 2009, the Small Cap Financial Fund and the Large Cap Financial Fund paid $52,942 and $3,410, respectively, in brokerage commissions from portfolio transactions to FBR Capital Markets & Co. (“FBR & Co.”), an affiliate of Fund Advisers and the Distributor. No other Fund paid commissions to FBR & Co. during the year.

Trustees’ Fees — Each Trustee of the Trust who is not an employee or affiliate of Fund Advisers receives an annual retainer fee of $25,000 and an additional meeting fee of $2,500 for each regular meeting attended. In addition, each Trustee that serves on the Audit Committee or Nominating Committee receives a meeting fee of $1,000 for attendance at the meeting. If a Trustee participates by teleconference, the meeting fee is $1,000. The Chairman of the Board, an independent Trustee, receives an additional $2,000 for each meeting attended, and the Audit Committee Chairman receives an additional $1,000 for each committee meeting attended.

4. Investment Transactions

For the fiscal year ended October 31, 2009, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund were as follows:

	Purchases	Sales

Pegasus Fund	$17,348,342	$6,836,725
Pegasus Mid Cap Fund	9,017,650	7,449,357
Pegasus Small Cap Fund	20,517,582	16,150,770
Pegasus Small Cap Growth Fund	5,997,687	4,185,114
Focus Fund	31,478,416	61,977,888
Large Cap Financial Fund	61,382,404	44,684,913
Small Cap Financial Fund	233,833,656	150,133,166
Technology Fund	12,945,517	13,183,609
Gas Utility Index Fund	46,984,516	45,510,102

The FBR Funds

Notes to Financial Statements (continued)

5. Capital Share Transactions

	FBR Pegasus FundTM		FBR Pegasus Mid Cap FundTM

	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008(A)	2009	2008(A)

Capital Transactions:
Investor Class
Proceeds from Sale of Shares	$17,513,723	$1,161,675	$5,938,063	$2,480,431
Reinvestment of Distributions	37,852	1,222,454	70,620	45,373
Cost of Shares Redeemed	(6,489,882)	(6,458,569)	(4,584,753)	(800,665)
Redemption Fees	7,141	4,308	7,086	6,196

Investor Class Transactions	$11,068,834	$(4,070,132)	$1,431,016	$1,731,335

I Class
Proceeds from Sale of Shares	$14,527	$100,000	$—	$100,000
Reinvestment of Distributions	633	—	1,509	—
Cost of Shares Redeemed	(279)	—	—	—
Redemption Fees	3	—	—	—

I Class Transactions	$14,884	$100,000	$1,509	$100,000

Net Increase (Decrease) from
Capital Transactions	$11,083,718	$(3,970,132)	$1,432,525	$1,831,335

Share Transactions:
Investor Class
Sold	2,091,570	109,163	727,540	233,519
Issued in Reinvestment of Distributions	4,834	106,208	9,098	4,248
Redeemed	(707,768)	(626,810)	(529,080)	(78,303)

Change in Investor Class Shares	1,388,636	(411,439)	207,558	159,464

I Class
Sold	1,655	10,000	—	10,000
Issued in Reinvestment of Distributions	93	—	224	—
Redeemed	(31)	—	—	—

Change in I Class Shares	1,717	10,000	224	10,000

Net Increase (Decrease) from
Share Transactions	1,390,353	(401,439)	207,782	169,464

(A) I Class represents the period from commencement of operations (May 30, 2008) through October 31, 2008.

The FBR Funds

Notes to Financial Statements (continued)

	FBR Pegasus		FBR Pegasus Small
	Small Cap FundTM		Cap Growth FundTM

	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008(A)	2009	2008(A)

Capital Transactions:
Investor Class
Proceeds from Sale of Shares	$7,550,993	$1,521,957	$4,836,172	$1,422,406
Reinvestment of Distributions	—	18,282	—	182,969
Cost of Shares Redeemed	(2,773,221)	(913,849)	(3,101,762)	(2,194,149)
Redemption Fees	8,520	4,373	6,715	5,760

Investor Class Transactions	$4,786,292	$630,763	$1,741,125	$(583,014)

I Class
Proceeds from Sale of Shares	$—	$100,000	$65,775	$100,000

R Class
Proceeds from Sale of Shares	$—	$—	$—	$100,000

Net Increase (Decrease) from
Capital Transactions	$4,786,292	$730,763	$1,806,900	$(383,014)

Share Transactions:
Investor Class
Sold	969,637	147,259	564,085	128,491
Issued in Reinvestment of Distributions	—	1,647	—	14,864
Redeemed	(330,293)	(88,720)	(357,540)	(204,934)

Change in Investor Class Shares	639,344	60,186	206,545	(61,579)

I Class
Sold	—	10,000	7,770	10,000

R Class
Sold	—	—	—	10,000

Net Increase (Decrease) from
Share Transactions	639,344	70,186	214,315	(41,579)

(A) I and R Classes represent the period from commencement of operations (May 30, 2008) through October 31, 2008.

The FBR Funds

Notes to Financial Statements (continued)

			FBR Large Cap		FBR Small Cap
	FBR Focus Fund		Financial Fund		Financial Fund

	For the	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008(A)	2009	2008	2009	2008(A)

Capital Transactions:
Investor Class
Proceeds from Sale of Shares	$364,670,766	$242,764,089	$30,236,869	$19,045,180	$137,376,905	$120,651,140
Reinvestment of Distributions	93,731,941	15,739,960	237,972	3,006,657	2,289,047	38,016,471
Cost of Shares Redeemed	(447,111,728)	(623,446,112)	(19,147,301)	(6,416,743)	(137,859,395)	(70,151,653)
Redemption Fees	200,006	199,536	24,409	16,597	137,803	88,771

Investor Class Transactions	$11,490,985	$(364,742,527)	$11,351,949	$15,651,691	$1,944,360	$88,604,729

I Class
Proceeds from Sale of Shares	$44,273,847	$21,017,714	$—	$—	$11,424,305	$4,103,500
Reinvestment of Distributions	10,311,502	—	—	—	2,105	—
Cost of Shares Redeemed	(33,573,561)	(826,926)	—	—	(3,617,293)	—
Redemption Fees	22,795	6,189	—	—	—	—

I Class Transactions	$21,034,583	$20,196,977	$—	$—	$7,809,117	$4,103,500

R Class
Proceeds from Sale of Shares	$64,289	$100,000	$—	$—	$18,198	$100,000
Reinvestment of Distributions	51,918	—	—	—	1,617	—
Cost of Shares Redeemed	(518)	—	—	—	—	—
Redemption Fees	—	—	—	—	—	—

R Class Transactions	$115,689	$100,000	$—	$—	$19,815	$100,000

Net Increase (Decrease) from
Capital Transactions	$32,641,257	$(344,445,550)	$11,351,949	$15,651,691	$9,773,292	$92,808,229

Share Transactions:
Investor Class
Sold	10,780,019	5,020,713	2,543,639	1,601,744	9,258,210	7,680,706
Issued in Reinvestment of Distributions	3,112,984	292,791	24,258	215,340	160,185	2,408,457
Redeemed	(12,858,602)	(12,970,312)	(1,796,661)	(490,236)	(9,568,535)	(4,369,117)

Change in Investor Class Shares	1,034,401	(7,656,808)	771,236	1,326,848	(150,140)	5,720,046

I Class
Sold	23,893,265	2,432,067	—	—	1,020,701	396,829
Issued in Reinvestment of Distributions	6,137,799	—	—	—	226	—
Redeemed	(16,066,151)	(118,131)	—	—	(388,919)	—

Change in I Class Shares	13,964,913	2,313,936	—	—	632,008	396,829

R Class
Sold	40,104	10,000	—	—	2,112	10,000
Issued in Reinvestment of Distributions	31,657	—	—	—	174	—
Redeemed	(255)	—	—	—	—	—

Change in R Class Shares	71,506	10,000	—	—	2,286	10,000

Net Increase (Decrease) from
Share Transactions	15,070,820	(5,332,872)	771,236	1,326,848	484,154	6,126,875

(A) I and R Classes represent the period from commencement of operations (May 30, 2008) through October 31, 2008.

The FBR Funds

Notes to Financial Statements (continued)
			FBR Gas Utility
	FBR Technology Fund		Index Fund

	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008(A)

Capital Transactions:
Investor Class
Proceeds from Sale of Shares	$4,117,170	$3,374,900	$18,915,536	$42,282,293
Reinvestment of Distributions	—	3,499,542	14,885,034	26,128,693
Cost of Shares Redeemed	(5,077,936)	(26,928,727)	(35,657,897)	(50,729,541)
Redemption Fees	8,341	8,790	92,002	34,985

Investor Class Transactions	$(952,425)	$(20,045,495)	$(1,765,325)	$17,716,430

R Class
Proceeds from Sale of Shares	$—	$—	$14,001	$100,000
Reinvestment of Distributions	—	—	13,030	703
Cost of Shares Redeemed	—	—	—	—
Redemption Fees	—	—	—	—

R Class Transactions	$—	$—	$27,031	$100,703

Net Increase (Decrease) from
Capital Transactions	$(952,425)	$(20,045,495)	$(1,738,294)	$17,817,133

Share Transactions:
Investor Class
Sold	519,303	317,798	1,341,857	2,162,416
Issued in Reinvestment of Distributions	—	301,686	1,070,887	1,264,848
Redeemed	(697,970)	(2,582,759)	(2,625,507)	(2,770,992)

Change in Investor Class Shares	(178,667)	(1,963,275)	(212,763)	656,272

R Class
Sold	—	—	2,142	10,000
Issued in Reinvestment of Distributions	—	—	2,152	78
Redeemed	—	—	—	—

Change in R Class Shares	—	—	4,294	10,078

Net Increase (Decrease) from
Share Transactions	(178,667)	(1,963,275)	(208,469)	666,350

(A) R Class represents the period from commencement of operations (May 30, 2008) through October 31, 2008.

6.  Federal Income Taxes

It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code that are applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar

The FBR Funds

Notes to Financial Statements (continued)

year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. As a result, the character of tax-basis distributions and the composition of net assets for tax purposes may differ from those reflected in the Funds’ financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are primarily the result of wash sales. Reclassifications for permanent differences are made to components of capital. These reclassifications have no effect on net assets or net asset value per share.

The tax character of distributions paid for each Fund’s tax year was as follows:

	Ordinary Income	Long-Term Capital Gains

	Dollar	Dollar
	Amount	Amount

Pegasus Fund
For the Year Ended October 31, 2009	$38,623	$—
For the Year Ended October 31, 2008	1,227,692	238
Pegasus Mid Cap Fund
For the Year Ended October 31, 2009	72,339	—
For the Year Ended October 31, 2008	45,373	—
Pegasus Small Cap Fund
For the Year Ended October 31, 2009	—	—
For the Year Ended October 31, 2008	18,282	—
Pegasus Small Cap Growth Fund
For the Year Ended October 31, 2009	—	—
For the Year Ended October 31, 2008	184,307	18,288
Focus Fund
For the Year Ended October 31, 2009	—	106,380,482
For the Year Ended October 31, 2008	2,637,313	13,475,516
Large Cap Financial Fund
For the Year Ended October 31, 2009	243,517	—
For the Year Ended October 31, 2008	177,807	2,910,983
Small Cap Financial Fund
For the Year Ended October 31, 2009	2,344,398	—
For the Year Ended October 31, 2008	2,225,546	36,692,650
Technology Fund
For the Year Ended October 31, 2009	—	—
For the Year Ended October 31, 2008	2,491,355	1,036,556
Gas Utility Index Fund
For the Year Ended October 31, 2009	6,301,517	9,585,471
For the Year Ended October 31, 2008	6,995,329	20,875,415

The FBR Funds

Notes to Financial Statements (continued)

The following information is computed on a tax basis for each item:

	As of October 31, 2009

				Pegasus
	Pegasus	Pegasus	Pegasus	Small Cap	Focus
	Fund	Mid Cap Fund	Small Cap Fund	Growth Fund	Fund

Tax cost of investment securities	$16,826,267	$6,381,471	$9,505,303	$5,178,360	$639,014,491

Gross unrealized appreciation	2,394,168	541,654	924,548	656,466	262,833,944
Gross unrealized depreciation	(724,674)	(325,249)	(353,875)	(253,327)	(105,967,780)

Net unrealized appreciation	1,669,494	216,405	570,673	403,139	156,866,164
Undistributed ordinary income	66,653	13,890	333,414	—	—
Capital loss carryforward	(313,227)	(112,906)	—	(367,842)	(9,577,374)

Accumulated earnings	$1,422,920	$117,389	$904,087	$35,297	$147,288,790

	As of October 31, 2009

	Large Cap	Small Cap	Technology	Gas Utility
	Financial Fund	Financial Fund	Fund	Index Fund

Tax cost of investment securities	$34,900,022	$189,680,394	$8,053,488	$136,804,267

Gross unrealized appreciation	3,321,447	25,370,865	811,098	69,814,427
Gross unrealized depreciation	(2,485,524)	(22,037,320)	(464,153)	(12,842,775)

Net unrealized appreciation	835,923	3,333,545	346,945	56,971,652
Undistributed ordinary income	—	537,355	—	94,170
Undistributed long-term capital gains	—	—	—	249,028
Capital loss carryforward	(3,407,781)	(6,353,410)	(4,589,875)	—

Accumulated earnings (deficit)	$(2,571,858)	$(2,482,510)	$(4,242,930)	$57,314,850

Unused capital loss carryforwards as of October 31, 2009, were as follows:

	Amount	Expires October 31,

Pegasus Fund	$313,227	2016
Pegasus Mid Cap Fund	112,906	2017
Pegasus Small Cap Growth Fund	41,215	2016
Pegasus Small Cap Growth Fund	326,627	2017
Focus Fund	9,577,374	2017
Large Cap Financial Fund	2,245,633	2016
Large Cap Financial Fund	1,162,148	2017
Small Cap Financial Fund	6,107,039	2016
Small Cap Financial Fund	246,371	2017
Technology Fund	2,681,830	2016
Technology Fund	1,908,045	2017

During the year ended October 31, 2009, the Pegasus Fund and the Pegasus Small Cap Fund utilized $407,371 and $188,174 of capital loss carryforwards, respectively. The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The FBR Funds

Notes to Financial Statements (continued)

The following reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds.

		Accumulated
	Undistributed	Net Realized	Paid-In
	Income (Loss)	Gain (Loss)	Capital

Pegasus Mid Cap Fund	$(3,363)	$3,363	$—
Pegasus Small Cap Fund	(44)	4,614	(4,570)
Pegasus Small Cap Growth Fund	40,017	—	(40,017)
Focus Fund	8,778,696	(1,301)	(8,777,395)
Large Cap Financial Fund	61,910	—	(61,910)
Small Cap Financial Fund	(14,679)	17,699	(3,020)
Technology Fund	72,307	—	(72,307)

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold will be required to be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2006 through 2009) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in their financial statements.

7. Investments in Affiliates

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s investments in affiliates, if any, for the year ended October 31, 2009, is noted below:

	SHARE ACTIVITY

	Balance			Balance	Realized		Value	Acquisition
Affiliate	10/31/08	Purchases	Sales	10/31/09	Gain(Loss)	Dividends	10/31/09	Cost

FBR Focus Fund
99 Cents Only Stores	5,791,474	—	—	5,791,474	$—	$—	$64,706,374	$65,421,302
American Woodmark Corp.	850,000	—	119,840	730,160	(1,514,645)	281,475	14,362,247	24,162,041
Dynamex, Inc.	598,610	213,214	—	811,824	—	—	15,043,099	13,954,901

8. Payment by Affiliate

During the fiscal year ended October 31, 2009, Fund Advisers voluntarily reimbursed the FBR Pegasus Small Cap FundTM $7,834, in connection with the Fund’s inadvertent investment in the shares of another investment company which was made by Fund

The FBR Funds

Notes to Financial Statements (continued)

Adviser in excess of applicable investment limitations. This reimbursement has been classified in the Fund’s Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights as “Net increase from payments by affiliates’’.

9. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. Subsequent Events

The Funds evaluated subsequent events from October 31, 2009, the date of this report, through December 30, 2009, the date this report was issued and available. There were no subsequent events to report that would have a material impact on this report.

11. Results of Special Meeting of Shareholders (unaudited)

A special meeting of the shareholders of the Funds (the “Meeting”), which was initially scheduled for October 23, 2009, was reconvened, following adjournment, on November 13, 2009 (and reconvened on November 20, 2009 with respect to the FBR Technology Fund). The Meeting was held for the purpose of providing shareholders with the opportunity to vote on several proposals as set forth in the proxy materials for the Meeting. Information regarding the details of the results of each of the shareholder votes is set forth below.

Proposal 1: To approve new Investment Advisory Agreements between the Trust, on behalf of each of the Funds, and FBR Fund Advisers, Inc.

	For	Against	Abstain	Broker Non-Votes

FBR Pegasus FundTM	1,524,601	2,881	2,799	563,467
FBR Pegasus Mid Cap FundTM	566,397	0	4,880	149,586
FBR Pegasus Small Cap FundTM	611,123	4,936	10,886	459,611
FBR Pegasus Small Cap Growth FundTM	431,771	3,426	0	124,566
FBR Focus Fund	19,417,660	684,133	521,987	7,277,299
FBR Large Cap Financial Fund	1,120,833	14,131	46,569	440,854
FBR Small Cap Financial Fund	5,389,151	262,982	241,353	1,706,040
FBR Technology Fund	426,758	24,231	25,579	207,525
FBR Gas Utility Index Fund	5,861,895	514,430	273,361	1,456,098

The FBR Funds

Notes to Financial Statements (continued)

Proposal 2: To approve a manager-of-managers arrangement that would allow FBR Fund Advisers, Inc. and each FBR Fund to enter into and materially amend subadvisory agreements relating to such FBR Fund without obtaining shareholder approval.

	For	Against	Abstain	Broker Non-Votes

FBR Pegasus FundTM	1,521,955	3,995	4,331	563,467
FBR Pegasus Mid Cap FundTM	563,865	2,532	4,880	149,586
FBR Pegasus Small Cap FundTM	611,227	4,832	10,886	459,611
FBR Pegasus Small Cap Growth FundTM	423,580	11,617	0	124,566
FBR Focus Fund	19,066,330	1,058,578	498,872	7,277,299
FBR Large Cap Financial Fund	662,591	473,843	45,099	440,854
FBR Small Cap Financial Fund	5,198,384	460,251	234,851	1,706,040
FBR Technology Fund	427,224	21,647	27,698	207,525
FBR Gas Utility Index Fund	5,594,340	699,979	355,368	1,456,098

Proposal 3(a): To eliminate FBR Pegasus Small Cap Growth Fund’sTM fundamental investment restriction regarding concentration in the technology industry.

	For	Against	Abstain	Broker Non-Votes

FBR Pegasus Small Cap Growth FundTM	422,188	13,009	0	124,566

Proposal 3(b): To reclassify the FBR Gas Utility Index Fund as a non-diversified fund.

	For	Against	Abstain	Broker Non-Votes

FBR Gas Utility Index Fund	5,587,014	819,182	243,491	1,456,098

Proposal (4): To elect Trustees of the Trust.

	For	Withhold

Michael A. Willner	48,740,249	1,661,104
Reena Aggarwal	48,702,784	1,698,570
William E. Cole, Jr.	48,748,126	1,653,228
Charles O. Heller	48,713,233	1,688,120
David H. Ellison	48,736,215	1,665,138

The FBR Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
The FBR Funds
Arlington, Virginia

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the FBR Pegasus Fund, FBR Pegasus Mid Cap Fund, FBR Pegasus Small Cap Fund, FBR Pegasus Small Cap Growth Fund, FBR Focus Fund, FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, FBR Technology Fund and FBR Gas Utility Index Fund (the “Funds”), each a series of The FBR Funds as of October 31, 2009, and the related statements of operations of the Funds for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights of the Funds for the period indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where brokers did not reply to our confirmation requests. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBR Pegasus Fund, FBR Pegasus Mid Cap Fund, FBR Pegasus Small Cap Fund, FBR Pegasus Small Cap Growth Fund, FBR Focus Fund, FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, FBR Technology Fund and FBR Gas Utility Index Fund as of October 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 30, 2009

The FBR Funds

Important Supplemental Information (unaudited)

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the fiscal year ended October 31, 2009 qualify for the corporate dividends received deduction:

Pegasus Fund	39.27%
Pegasus Mid Cap Fund	14.78%
Large Cap Financial Fund	50.63%
Small Cap Financial Fund	90.59%
Gas Utility Index Fund	100.00%

Proxy Voting Guidelines

Fund Advisers is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures Fund Advisers uses in fulfilling this responsibility is included in the Funds’ Statement of Additional Information and is available without charge, upon request, by calling 888.888.0025. The policies and procedures are also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 888.888.0025 and is also available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. A copy of the quarterly holdings report is available, without charge, upon request, by calling 888.888.0025.

Approval of Interim and New Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board” or “Trustees”) is required, at an in-person meeting of the Board called for such purpose, to consider the approval of any investment advisory agreement and any applicable sub-advisory agreement intended for use in connection with the Funds. The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Trustees determine is necessary to allow them to properly consider the approval of any investment advisory and sub-advisory agreements, and it is the duty of any investment adviser and sub-adviser to furnish the Trustees with such information that is reasonably necessary for the Trustees to evaluate the terms of the investment advisory and sub-advisory agreements.

During the Fund’s most recent fiscal year ended October 31, 2009, the Board took action on two separate occasions in connection with the consideration and approval of the

The FBR Funds

Important Supplemental Information (unaudited) (continued)

investment advisory agreements of the Funds. At in-person meetings held on June 30, 2009 and October 26, 2009, the Board considered, approved and, as applicable, ratified and re-approved the applicable investment advisory and sub-advisory agreements with respect to the Funds. At its meeting held on June 30, 2009, which was called as a result of the change in control of FBR Capital Markets, Inc. (“FBR Capital Markets”), the parent of FBR Fund Advisers, Inc. (“Fund Advisers”), the investment adviser to the Funds, the Board considered and approved the following: (i) new investment advisory agreements with Fund Advisers with respect to each of the Funds (the “New Investment Advisory Agreements”), subject to shareholder approval; (ii) interim investment advisory agreements with Fund Advisers with respect to each of the Funds (the “Interim Investment Advisory Agreements”); (iii) a new sub-advisory agreement between Fund Advisers and Akre Capital Management, LLC (“ACM”) (the then sub-investment adviser to the Focus Fund) with respect to the Focus Fund (the “New Sub-Advisory Agreement”); and (iv) an interim investment sub-advisory agreement between Fund Advisers and ACM with respect to the Focus Fund (the “Interim Sub-Advisory Agreement”). At its meeting held on October 26, 2009, the Board ratified and re-approved the New Investment Advisory Agreements.

1. Action Taken by the Board at its Meeting Held on June 30, 2009

As a result of the change in control of FBR Capital Markets, which occurred during June, 2009, the Board was asked to consider and approve the New Investment Advisory Agreements, the Interim Investment Advisory Agreements, the New Sub-Advisory Agreement and the Interim Sub-Advisory Agreement in connection with the change of control event. This is because in accordance with the 1940 Act and provisions of the investment advisory agreements between the Funds and Fund Advisers, the change of control of FBR Capital Markets resulted in an “assignment” and, therefore, the automatic termination, of the then-existing investment advisory agreements between the Funds and Fund Advisers and, in the case of the Focus Fund, the termination of the then existing investment sub-advisory agreement between Fund Advisers and ACM (the “Prior Advisory Agreements”). The Board noted that all of the material terms of the New Investment Advisory Agreements and the New Sub-Advisory Agreement were substantially the same as the terms under the Prior Advisory Agreements. The Board was also assured by Fund Advisers that there would be no reduction in the nature or quality of the services provided by Fund Advisers due to the change in control transaction, and the Board received similar assurances from ACM with respect to the Focus Fund.

At its meeting held on June 30, 2009, the Board approved Interim Investment Advisory Agreements with Fund Advisers on behalf of each of the Funds and an Interim Investment Sub-Advisory Agreement with ACM with respect to the Focus Fund pursuant to Rule 15a-4 under the 1940 Act. Rule 15a-4 permits an investment adviser to provide services to a fund without shareholder approval of the agreement so long as the Board of the fund approves the “interim” contract and the interim agreement terminates upon the earlier of (i) shareholder approval of the final agreement or (ii) 150 days from the termination of the prior investment advisory agreements. At the June 30, 2009 meeting, the Board also approved the New Investment Advisory Agreements for each Fund and the New Sub-Advisory Agreement on behalf of the Focus Fund, subject to shareholder

The FBR Funds

Important Supplemental Information (unaudited) (continued)

approval and a complete annual review and re-approval of the New Investment Advisory Agreements and the New Sub-Advisory Agreement at its October 26, 2009 meeting.

At the June 30, 2009 Board meeting, the Board considered the similarity of the New Investment Advisory Agreements to the respective Prior Advisory Agreements. In determining whether or not it was appropriate to approve the New Investment Advisory Agreements and to recommend approval to shareholders, the Board considered various materials and representations provided by Fund Advisers with respect to each applicable Fund separately, including information relating to the following factors: (1) each Fund’s requirements; (2) the level of fees, looking at the percentage of fees that comparable funds pay; (3) whether the Adviser had waived any fees; (4) the profitability of the Funds to the Adviser; (5) the scope of any “fall-out benefits,” that is, whether Fund Advisers received other benefits from its relationship with the Funds, such as soft dollars; (6) the capabilities and financial soundness of Fund Advisers; (7) current economic and industry trends; (8) historical factors involving Fund Advisers; (9) the responsiveness of management to the Board Members’ concerns and requests for information; and (10) such other factors deemed relevant by the Board.

After considering these factors, the Board, including all of the Trustees who were not considered “interested” as that term is defined under the 1940 Act (the “Independent Trustees”), who were counseled by independent legal counsel to the Independent Trustees, concluded that the New Investment Advisory Agreements would benefit each Fund and its shareholders. In reaching their conclusion with respect to the approval of the New Investment Advisory Agreements, the Board members did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. The Board also considered the effectiveness of the compliance programs of the Funds and the Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the New Advisory Agreements are fair and reasonable and the Board voted to approve the New Advisory Agreements.

On July 24, 2009, ACM provided the Board with a notice of termination of the Interim Sub-Advisory Agreement with respect to the Focus Fund. As a result, effective August 22, 2009, the Interim Sub-Advisory Agreement with ACM was terminated by the Board and Fund Advisers assumed responsibility for the day-to-day management of the Focus Fund. In making its determination in connection with these matters, the Board took into consideration the fact that shortly after ACM had tendered its resignation as sub-adviser to the Focus Fund, the research staff of ACM, whose members had been

The FBR Funds

Important Supplemental Information (unaudited) (continued)

serving the Focus Fund for many years, had joined Fund Advisers and therefore, Fund Advisers was able to continue to provide the Focus Fund with ongoing portfolio management services with the research team that had been serving the Focus Fund over the past several years.

On November 13, 2009, shareholders of the Funds approved the New Investment Advisory Agreements with Fund Advisers (except in the case of the Technology Fund, which received shareholder approval effective as of November 20, 2009). As a result, the Funds’ Interim Investment Advisory Agreements with Fund Advisers terminated and the New Investment Advisory Agreements, approved by the Board at its June 30, 2009 meeting, took effect.

2. Action Taken by the Board at its Meeting Held on October 26, 2009

Prior to the approval of the New Investment Advisory Agreements by shareholders at a reconvened shareholder meeting held on November 13, 2009, the Board held an in-person meeting on October 26, 2009, at which time it ratified and approved the New Investment Advisory Agreements. During this meeting, the Board reviewed relevant information and data provided by Fund Advisers in response to written questions from the Independent Trustees and the Independent Trustees met with independent legal counsel to the Independent Trustees to discuss their evaluation of the information provided by the Fund Advisers. The Board met with representatives of Fund Advisers and discussed with them, among other things, their investment process, the investment results of the Funds, compensation arrangements for the portfolio managers, brokerage practices used for the Funds, the cost of providing the services and the profitability of the advisory arrangements to Fund Advisers, the extent to which Fund Advisers had achieved economies of scale, the extent to which shareholders participated in those economies of scale, and matters relating to the distribution and marketing of the Funds.

In determining whether to ratify and re-approve the New Investment Advisory Agreements, the Board requested, and was provided with, information and data relevant to the Board’s consideration. This included information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds.

As part of its deliberations, the Board also considered and relied upon the information about the Funds and Fund Advisers that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. The Independent Trustees were counseled during this process by independent legal counsel, as such term is defined in the rules under the 1940 Act, who reviewed with them their duties and responsibilities with respect to their consideration of the New Investment Advisory Agreements.

The Board reviewed information and materials regarding the investment advisory fees for the Funds. Representatives of Fund Advisers stated that the investment advisory fees for the Funds are not presently subject to any asset-based breakpoints, but that Fund Advisers has in place with respect to each of the Funds an expense limitation agreement

The FBR Funds

Important Supplemental Information (unaudited) (continued)

limiting total annual operating expenses of each of the Funds. Fund Advisers indicated that it intended to continue maintaining the expense limitation for the Funds until February 28, 2013.

The Board received and considered relative performance and expense information, including total return performance information for applicable one-, three-, five-, and 10-year periods. The Board then considered information regarding each of the Funds separately and reviewed with the representatives of Fund Advisers various performance and expense information for each of the Funds, including each Fund’s performance against its benchmark, changes in total assets for each of the Funds, the costs of providing services, the profitability of each of the Funds to Fund Advisers, and distribution arrangements for each of the Funds, as follows:

1. Large Cap Financial Fund. The Board first reviewed information and materials regarding the Large Cap Financial Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark index. The Board members reviewed the Large Cap Financial Fund’s investment performance for the one-, three-, five- and 10-year periods and since inception. The Board noted that the Investor Class of the Fund outperformed its benchmark, the Philadelphia Bank Index, and its total universe group for the one-year period ended August 31, 2009, as well as the three-, five- and 10-year periods. The Board also noted the fact that the Large Cap Financial Fund effected a small amount of brokerage transactions through the Fund’s affiliate, FBR Capital Markets & Co., Inc. (“FBR & Co.”), and further noted that information concerning the nature and amount of these affiliated brokerage transactions is reported to the Board on a quarterly basis in accordance with the Fund’s Rule 17e-1 reporting requirements. The Board concluded that, in light of all the circumstances, the level of trades placed through FBR & Co. was reasonable, especially in light of the fact that FBR & Co. is active in the markets for many financial services stocks, thus making it reasonable for the Fund to utilize FBR & Co. for some of its portfolio brokerage transactions. The Board reviewed the Fund’s performance with the portfolio manager for the Large Cap Financial Fund.

2. Small Cap Financial Fund. The Board reviewed information and materials regarding the Small Cap Financial Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board reviewed the Small Cap Financial Fund’s investment performance for the one-, three-, five- and 10-year periods and since inception. The Board noted that the Investor Class of the Fund outperformed its benchmark, the NASDAQ Bank Index, and its total universe group for the one-year period ended August 31, 2009, as well as the three-, five- and 10-year periods. The Board also noted the fact that the Small Cap Financial Fund effected a small amount of brokerage transactions through FBR & Co., and further noted that information concerning the nature and amount of these affiliated brokerage transactions is reported to the Board on a quarterly basis in accordance with the Fund’s Rule 17e-1 reporting requirements. The Board concluded that, in light of all the circumstances, the level of trades placed through FBR & Co. was reasonable, especially in light of the fact that FBR & Co. is active in the

The FBR Funds

Important Supplemental Information (unaudited) (continued)

markets for many financial services stocks, thus making it reasonable for the Fund to utilize FBR & Co. for some of its portfolio brokerage transactions. The Board reviewed the Fund’s performance with the portfolio manager for the Small Cap Financial Fund.

3. Focus Fund. The Board next reviewed information and materials regarding the Focus Fund, noting the Fund’s fees, expenses and performance results, and then compared such information to comparable funds and to the Fund’s relevant benchmark index. The Board noted the performance results of the Focus Fund, and the investment strategies employed by ACM in connection with its sub-investment management of the Focus Fund prior to ACM’s resignation as investment sub-adviser to the Focus Fund. The Board noted that the research team consisting of the analysts who had assisted in managing the Focus Fund in their positions with ACM had joined Fund Advisers as the portfolio managers to the Fund in their new positions with Fund Advisers. The Board reviewed the Focus Fund’s overall investment performance for the one-, three-, five- and 10-year periods and since inception. The Board noted that the Investor Class of the Fund outperformed its benchmark, the S&P 500 Index, and its total universe group for the one-year period ended August 31, 2009, as well as the three-, five- and 10-year periods. The Board noted that, because the portfolio managers of the Fund had significant experience managing the assets of the Fund in their previous positions with ACM, the advisory services provided to Fund were not expected to be subject to any material changes.

4. Technology Fund. The Board next reviewed information and materials regarding the Technology Fund, noting the Fund’s fees, expenses and performance results, and then compared such information to comparable funds and to the Fund’s relevant benchmark index. The Board reviewed the Technology Fund’s investment performance for the one-, three- and five-year periods and for the period since the commencement of the Fund’s investment operations on February 1, 2002. The Board also noted that the Investor Class of the Fund tracked, but underperformed its benchmark, the PSE Technology Index, and its total universe group for the one-year period ended August 31, 2009, as well as the three- and five-year periods. The Board reviewed the Fund’s performance with representatives of Fund Advisers and the Board took into consideration Fund Advisers’ plans for addressing the Fund’s performance results.

5. Pegasus Small Cap Growth Fund. The Board next reviewed information and materials regarding the Pegasus Small Cap Growth Fund, noting the Fund’s fees, expenses and performance results, and then compared such information to comparable funds and to the Fund’s relevant benchmark index. The Board noted the Pegasus Small Cap Growth Fund’s investment performance for the one-, three- and five-year periods and for the period since the commencement of Fund’s investment operations on January 20, 2004. The Board noted that the Investor Class of the Fund outperformed its benchmark, the Russell 2000 Growth Index, and its total universe group for the one-year period ended August 31, 2009, as well as the three- and five-year periods. The Board reviewed the Fund’s performance with representatives of Fund Advisers.

6. Gas Utility Index Fund. The Board then reviewed information and materials regarding the Gas Utility Index Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant

The FBR Funds

Important Supplemental Information (unaudited) (continued)

benchmark index. The Board noted that only this Fund among the Equity Funds operated as an index fund. The Board members also reviewed the Gas Utility Index Fund’s investment performance for the one-, three-, five- and 10-year periods and since inception. The Board noted the Investor Class of the Fund outperformed its benchmark, the American Gas Association Stock Index, and its total universe group for the one-year period ended August 31, 2009, but underperformed its benchmark for the three-, five- and 10-year periods. The Board further noted that the Fund’s performance generally compared favorably to that of the funds in its peer universe. The Board reviewed the Fund’s performance with representatives of Fund Advisers and the Board took into consideration Fund Advisers’ plans for addressing the Fund’s performance results.

7. Pegasus Fund. The Board reviewed information and materials regarding the Pegasus Fund, noting the Fund’s fees, expenses and performance results, and then compared such information to comparable funds and to the Fund’s relevant benchmark index. The Board members noted the Pegasus Fund’s investment performance for the one- and three-year periods and for the period since the Fund’s commencement of investment operations on November 14, 2005. The Board also noted that the Investor Class of the Fund outperformed its benchmark, the S&P 500 Index, and its total universe group for the one-year period ended August 31, 2009, as well as the three-year period. The Board discussed the Fund’s performance with representatives of Fund Advisers.

8. Pegasus Small Cap Fund. The Board next reviewed information and materials regarding the Pegasus Small Cap Fund, noting that Fund’s fees, expenses and performance results, then compared such information to comparable funds and the Fund’s relevant benchmark index. The Board noted the Fund’s investment performance for the one-year period and for the period since its commencement of investment operations on February 28, 2007. The Board also noted that the Investor Class of the Fund outperformed its benchmark, the Russell 2000 Index, and its total universe group for the one-year period ended August 31, 2009. The Board discussed the Fund’s performance with representatives of Fund Advisers.

9. Pegasus Mid Cap Fund. The Board reviewed information and materials regarding the Pegasus Mid Cap Fund, noting that Fund’s fees, expenses and performance results, then compared such information to comparable funds and the Fund’s relevant benchmark index. The Board members noted the Fund’s investment performance for one-year period and for the period since its commencement of investment operations on February 28, 2007. The Board also noted that the Investor Class of the Fund outperformed its benchmark, the Russell Midcap Index and its total universe group for the one-year period ended August 31, 2009. The Board discussed the Fund’s performance with representatives of Fund Advisers.

Among the factors the Board considered was the overall performance of the Funds relative to the performance of other mutual funds in each Fund’s peer group on a long-term basis and over shorter time periods (discussed above). The Board noted the long-term relationship between Fund Advisers and the Funds and the efforts that had been undertaken by Fund Advisers to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board compared expenses of each

The FBR Funds

Important Supplemental Information (unaudited) (continued)

Fund to the expenses of its peers, noting that the expenses for each of the Funds compared favorably with industry averages for other funds of similar size. They noted the range of investment advisory and administrative services provided by Fund Advisers and its affiliates to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services. The Board took into account the background and experience of each of Fund Advisers’senior management and expertise of, and the amount of attention given to each Fund by, Fund Advisers’ investment personnel. The Board also reviewed financial information concerning Fund Advisers and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to Fund Advisers and the financial soundness of Fund Advisers as demonstrated by the financial information provided.

The Board further reviewed the Funds’ brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board considered the receipt by Fund Advisers of research and execution services in exchange for payment of brokerage commissions. The Board noted that Fund Advisers does not maintain any formal agreements with firms to direct Fund brokerage in exchange for third party research and that Fund Advisers represented that trading done with various brokerage firms is done in a manner that is consistent with relevant requirements relating to the receipt of research in connection with brokerage transactions. The Board took note of the fact that a certain amount of brokerage for the Funds is handled by a brokerage affiliate of Fund Advisers, and the Board noted Fund Advisers’ representations that such brokerage is conducted in a manner consistent with applicable rules relating to brokerage placed through affiliated entities. The Board determined that the amount of affiliated brokerage was fair and reasonable and done in accordance with the applicable regulatory requirements. The Board also reviewed information regarding the manner in which the Funds’ affiliated broker utilizes certain electronic communications networks (“ECNs”) for purposes of effectuating portfolio trades for some of the Funds and the way in which the use of these ECNs can be beneficial to the affiliated brokerage firm when trading on behalf of the Funds.

The Board also noted the fact that an affiliate of Fund Advisers, FBR Investment Services, Inc. (“FBRIS”), serves as the distributor of the shares of the Funds and receives distribution fees from the Funds for serving in that role. The Board considered and discussed the activities routinely engaged in by FBRIS in order to distribute and market the Funds. The Board reviewed the distribution arrangements maintained by FBRIS for the Funds, noting the extensive sales arrangements for the Funds on various mutual fund sales platforms and the manner in which the distribution fees paid by those of the Funds that pay distribution fees are utilized in connection with these arrangements. The Board also noted with respect to the distribution arrangements of the Funds the enhanced distribution capabilities established by FBRIS. The Board took note of the fact that FBRIS has continued to seek wider distribution of the Funds through a growing number of distribution channels.

The FBR Funds

Important Supplemental Information (unaudited) (continued)

The Board also considered and reviewed information regarding the administrative services fees paid to Fund Advisers by the Funds for providing certain types of administrative and oversight services. The Board determined that the administrative fees paid to Fund Advisers are fair and reasonable in connection with the types of services provided by Fund Advisers to the Funds and that they are reasonable fees to be paid in addition to the investment advisory fees paid by the Funds to Fund Advisers given that the administrative services are separate and distinct services apart from the investment advisory services being provided to the Funds by Fund Advisers. In connection with its consideration of these matters, the Board considered and approved Fund Advisers’ request for an increase in the level of administrative fees payable to Fund Advisers based upon the level and quality of the services provided, the personnel providing the services, and Fund Advisers’ continued use of expense limitation arrangements that are intended to limit the amount of the overall operating expenses of the Funds.

The Independent Trustees met separately with the independent legal counsel to the Independent Trustees in order to consider the ratification and re-approval of the New Investment Advisory Agreements. At the conclusion of their sessions, the Independent Trustees had determined that they had received sufficient information to allow them to take action with respect to their consideration of the ratification and re-approval of the New Investment Advisory Agreements.

In reaching their conclusion with respect to the ratification and re-approval of the New Investment Advisory Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of Fund Advisers to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. The Board also considered the effectiveness of the compliance programs of the Funds and Fund Advisers in accordance with applicable requirements relating to mutual funds and their investment advisers. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the New Investment Advisory Agreements are fair and reasonable and the Board voted to ratify and re-approve the New Investment Advisory Agreements for a one-year period, subject to approval by shareholders and the applicable limitations on the total operating expenses of the Funds as considered and approved at the meeting.

The FBR Funds

Important Supplemental Information (unaudited) (continued)

Information About Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 1001 Nineteenth Street North, Arlington, Virginia, 22209 unless otherwise stated. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge upon request by calling 888.888.0025.

Name, Age, Address,	Position Held* and Tenure**	Portfolios Overseen in the Trust and Fund Complex***	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Michael A. Willner, 53	Independent Board Chair; Trustee Since 1997	10	President, AlphaGrip, Inc., January 2001 to present.	None
Charles O. Heller, 73	Trustee Since 2003	10	President, Annapolis Capital Group, since 2005; Beacon Global LLC (venture capital firm), 2003-2005.	None
Reena Aggarwal, 52	Trustee Since 2006	10	Professor at Georgetown, 2000 to present; Deputy Dean, McDonough School of Business, Georgetown University 2006-2008; Interim Dean, 2004-2005; Visiting Professor, MIT Sloan School of Management, 2005-2006.	Index IQ Trust
William E. Cole, Jr., 60	Trustee Since 2006	10	Retired, 2006. Partner, Ernst & Young LLP, 1972-2006.	None
David H. Ellison†, 51 100 Federal Street Boston, MA 02110	Trustee Since 2003 President Since 2001	10	Director, CIO and President, FBR Fund Advisers, Inc., since December 1999; Portfolio Manager for Equity Funds since October 1996.	None
Winsor H. Aylesworth, 62 100 Federal Street Boston, MA 02110	Executive Vice President Since 1999	10	Portfolio Manager, FBR Fund Advisers, Inc. since September 1998.	N/A
William B. Sanders III, 45	Executive Vice President Since 1999	10	Senior Vice President of Fund Operations, FBR Fund Advisers, Inc. since August 1999 and Head Trader for FBR Fund Advisers, Inc., since January 1997.	N/A
Kimberly J. Bradshaw, 35	Treasurer Since 2006 Secretary Since 2003	10	Employee of FBR since August 1998, serving in various capacities, including Vice President Fund Administration, AVP of Fund Administration, Transfer Agent Operations Manager and Fund Accounting Supervisor, Vice President and Secretary of Money Management Advisers, Inc. November 2003 to March 2006.	N/A

The FBR Funds

Important Supplemental Information (unaudited) (continued)

Information About Trustees and Officers (continued)

Name, Age, Address,	Position Held* and Tenure**	Portfolios Overseen in the Trust and Fund Complex***	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Kristin E. Stelljes, 33	Assistant Treasurer Since 2006	10	Employee of FBR since February 2002, serving in various capacities including Assistant Vice President Fund Administration, Supervisor of Fund Administration, Accountant and Customer Service Representative.	N/A
Guy F. Talarico, 54 800 Third Avenue 11th Floor New York, NY 10022	Chief Compliance Officer Since 2006	10	CEO of Alaric Compliance Services, LLC since January 2006. Co-Chief Executive Officer of EOS Compliance Services, LLC from June 2004 to December 2005. Senior Director of Investors Bank & Trust Institutional Custody Division From February 2001 to June 2004.	N/A

*

Trustees serve until their resignation, removal, or death. The Trust’s President, Treasurer, and Secretary serve until their successor is chosen and qualified. The other Officers of the Trust serve at the pleasure of the Trustees.

**	Length of time served is measured from the earliest date of service as a Trustee or Officer of any of the Funds or the Predecessor Funds.
***	The “Fund Complex” consists of all mutual funds advised by FBR Capital Markets, Inc. (“FBR Capital Markets”) and its affiliate advisers.
†	Mr. Ellison is considered to be an “Interested Trustee” of the Trust due to his position with FBR Fund Advisers.

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THE FBR FUNDS
888.888.0025
fbrfundsinfo@fbr.com
www.fbrfunds.com

Investment Adviser
FBR FUND ADVISERS, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Distributor
FBR INVESTMENT SERVICES, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Transfer Agent
JPMORGAN CHASE BANK, N.A.
P.O. BOX 5354
CINCINNATI, OHIO 45201

Independent Registered Public Accounting Firm
TAIT, WELLER, AND BAKER LLP
1818 MARKET STREET
PHILADELPHIA, PENNSYLVANIA 19103

This report is not authorized
for distribution to prospective
investors unless it is preceded or
accompanied by a current prospectus.

THE FBR FUNDS

 FBR Fund for Government Investors

Annual Report
October 31, 2009

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The FBR Funds

Annual Letter to Shareholders

Dear Shareholder:

We are pleased to present The FBR Funds’ Annual Report for the twelve-month period ended October 31, 2009.

As we have outlined in previous communications, for each of our actively managed mutual funds our objective is to strive for downside protection in volatile markets while participating in rising ones. We firmly believe that on a relative and absolute basis, outperformance in difficult markets is one of the key drivers to creating long-term wealth for our clients.

The 2009 fiscal year can certainly be characterized as the tale of two markets coupled with emotional volatility. Over the course of the period, investors were subject to a volatile and intense nosedive from September 2008 through February 2009 and subsequent explosive and manic rally off the March lows which lasted through August before cooling in late September 2009. This type of extreme downside and upside volatility, even though it is a small sample of observations relative to our long-term prospective, provides an appropriate backdrop for investors to examine whether we have in fact delivered upon our objectives.

Did we manage to achieve our stated objectives in the face of such short-term market extremes? The answer is a resounding “yes”. I am proud to report that all of our actively managed funds, regardless of capitalization and style, outperformed their benchmarks and peers during the drawdown period, which subjected investors to less volatility. As you would expect, when the market began its rally, our funds generally performed in-line on the way back up. Examining the entire reporting period, which encompasses both extremes, we are fortunate to be able to report that all of our actively managed funds outperformed their benchmark and peers on a relative basis. Detailed performance information on each of our funds can be found within the enclosed Annual Report.

Given our long-term orientation as investors, a single twelve month period should not be the sole basis for the complete evaluation of our investment philosophy and the processes that drive our performance. At the close of our fiscal year, we offered three (3) funds with performance records exceeding ten-years and five (5) funds with a performance record exceeding five-years. During those two time frames, which incorporated asset bubbles and disappointments, bear markets, and optimism, all of these funds across the longer-term horizons outperformed their respective category average on an absolute and relative basis. We are proud of this fact and have every bit of confidence that our newer funds will deliver similar results as they continue to build long-term track records.

The difficult capital markets environment not only presented challenges for investors, it also had a major impact on the entire asset management industry. Post crisis, investors turned to the defensive fixed-income asset class, in search of yield, or to money markets funds for preservation. The flows to these conservative asset classes left many equity funds with significantly smaller assets than in prior years forcing many asset managers to evaluate and rationalize their business strategies and practice.

At The FBR Funds, we were not immune to this trend but managed to successfully navigate the turmoil primarily because of enhanced distribution and client retention efforts. We re-examined our business in light of the changing industry landscape and executed several steps to ensure we remain in the best position to capitalize on current dislocation and stress permeating our industry today. All of the actions being taken, such as exiting the money market business and internalizing the management of our largest product, though difficult, are necessary to ensure we have a solid foundation in place to continue to grow our business organically as well as strategically while remaining focused and committed to

2

delivering the highest quality solutions to our clients.

As in prior years, what follows in this report is a discussion with each portfolio manager with respect to the performance of their fund(s) over the 2009 fiscal year. It also includes their thoughts on related industry conditions and their investment outlook. We believe the comments and thoughts from our seven (7) fund managers are an important part of our annual and semi-annual communications to our shareholder. We encourage you to read them and hopefully better understand our investment process and current thinking.

All of us at The FBR Funds want to thank you for your continued support, and we look forward to serving your investment needs in the years ahead. As always, we welcome your questions and comments. You can reach us via e-mail at fbrfundsinfo@fbr.com or toll free at 888.200.4710.

Sincerely,

David Ellison
President, Chief Investment Officer and Trustee
The FBR Funds

Past performance is not guarantee of future results. The performance data quoted represents past performance and the current performance may be lower or higher than the data quoted. Investment return and principal will fluctuate so that investors’ shares, when redeemed may be worth more or less than their original value. The performance data does not reflect the deduction of redemption fees and if reflected, the redemption fee would reduce the performance quoted. To obtain performance data current to the most recent month-end call 888.888.0025.

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. This and other information can be found in the Fund’s prospectus. To obtain a free prospectus please call 888.888.0025 of visit fbrfunds.com. Please read the prospectus carefully before investing. The FBR Funds are distributed by FBR Investment Services, Inc., member FINRA/SIPC.

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The FBR Funds

FBR Fund for Government Investors
Management Overview

Portfolio Manager: William B. Sanders, III

Over the last 12 months, how did the Fund perform and what factors contributed to this performance?

For the one year period ended October 31, 2009 the FBR Fund for Government Investors appreciated 0.20%. The negligible return is directly attributable to the near zero Fed Funds target range of 0 - 0.25%.

Portfolio manager comments on the Fund and the related investment outlook.

During the last fiscal year, the Federal Open Market Committee (the “Fed”) met seven times and maintained the near zero (0 - 0.25%) Fed Funds target rate for the entire twelve month period. The Fed’s commentary from the last meeting of the fiscal period held on September 23, 2009 stated that economic activity has picked up but to stay weak for a time. The Fed has clearly telegraphed that it intends to keep rates low for a while as there is still a tremendous amount of slack in the economy — a high unemployment rate, weak consumer spending, continued credit contraction and a still shaky housing market. We believe the good news is that the economy is in the process of stabilizing/bottoming but the bad news is economists are not predicting a typical post-recession rapid “V” shaped recovery but rather a sluggish “U” shaped one. This suggests that any recovery will be anemic and inflation will likely remain subdued for some time (i.e. no need to start moving rates higher).

Much of the economy’s support continues to come from the government’s smorgasbord of special stimulus programs. Some economists think the government should start unwinding its involvement and begin raising rates now but Chairman Bernanke and others are determined not to start these actions prematurely and risk the economy double dipping back into a recession. Not pulling support too early was one of the many lessons learned from the Great Depression. Still some fear the low/near zero interest rates and a system awash in liquidity may be fueling additional asset bubbles in equities and commodities.

The economy still has a long way to go before the private sector starts to demonstrate sustainable job growth, but for now, we have to be thankful that we are emerging from the great recession and not mired in a depression. The performance of the Fund will remain linked to the movements of the Fed Funds target rate.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

4

The FBR Funds

FBR Fund for Government Investors
Portfolio Summary
October 31, 2009

The following provides a breakdown of the Fund by maturity schedule1. The underlying securities represent a percentage of the portfolio investments.

Time to Maturity	% of Total Investments

Greater than 90 days	52.0%
61 to 90 days	27.8%
30 days or Less	20.2%

[1]	The maturity date used for each security in the portfolio to determine the schedule is the shorter of the next interest rate reset date or the final maturity date.

5

The FBR Funds

FBR Fund for Government Investors
Portfolio of Investments
October 31, 2009

			MATURITY
PAR		RATE	DATE	VALUE

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 89.9%
	Federal Home Loan Mortgage Corporation — 10.1%
$7,300,000	FHLMC	4.75%	11/3/09	$7,301,761

	UNITED STATES TREASURY BILLS — 79.8%
20,000,000	U.S. Treasury Bill	0.12	12/31/09	19,996,000
17,500,000	U.S. Treasury Bill	0.07	2/18/10	17,496,291
20,000,000	U.S. Treasury Bill	0.175	4/1/10	19,985,318

				57,477,609

	MONEY MARKET FUND — 10.0%
7,241,022	JPMorgan 100% U.S. Treasury Securities Money Market Fund			7,241,022

	Total Investments — 99.9% (Amortized Cost $72,020,392)†			72,020,392

	Other Assets Less Liabilities — 0.1%			115,845

	Net Assets — 100.0%			$72,136,237

*	Interest rates for the discount notes represent the yield to maturity at the date of purchase.
†	Same cost is used for federal income tax purposes.

Weighted Average Maturity of Portfolio: 86 Days

The accompanying notes are an integral part of the financial statements.

6

The FBR Funds

FBR Fund for Government Investors
Statement of Assets and Liabilities
October 31, 2009

ASSETS
Investment Securities at Cost*	$72,020,392

Investment Securities at Value* (Note 2)	$72,020,392
Receivable for Capital Shares Sold	124,554
Dividends and Interest Receivable	171,495
Receivable from Adviser	24,339
Prepaid Expenses	19,457

Total Assets	72,360,237

LIABILITIES
Payable for Capital Shares Redeemed	122,502
Administration Fee Payable (Note 3)	6,504
Other Accrued Expenses	94,994

Total Liabilities	224,000

NET ASSETS	$72,136,237

Net Assets Consist of:
Paid-in capital	$72,322,932
Accumulated net realized loss on investments	(186,695)

NET ASSETS	$72,136,237

Pricing of Shares
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	72,318,249

Net Asset Value Per Share	$1.00

*	Securities are reported at amortized cost.

The accompanying notes are an integral part of the financial statements.

7

The FBR Funds

FBR Fund for Government Investors
Statement of Operations
For the Year Ended October 31, 2009

Investment Income
Interest (Note 2)	$700,176

Expenses
Investment Advisory fees (Note 3)	436,360
Transfer agent fees	135,903
Professional fees	60,890
Insurance fees (Note 9)	59,566
Administration fees (Note 3)	35,343
Accounting services fees	27,593
Registration fees	23,784
Trustees’fees	15,800
Compliance fees	15,382
Reports to shareholders	12,282
Custodian fees	4,719
Other expenses	5,237

Total expenses before waivers and related reimbursements	832,859
Less waivers and related reimbursements	(345,052)

Total expenses after waivers and related reimbursements	487,807

Net Investment Income	212,369

Net Realized Loss on Investment Transactions	(28)

Net Increase in Net Assets Resulting from Operations	$212,341

The accompanying notes are an integral part of the financial statements.

8

The FBR Funds

FBR Fund for Government Investors
Statement of Changes in Net Assets

	For the	For the
	Year	Year
	Ended	Ended
	October 31,	October 31,
	2009	2008

From Investment Activities
Net Investment Income	$212,369	$3,449,163
Net Realized Gain (Loss) on Investment Transactions	(28)	3,286

Net Increase in Net Assets Resulting from Operations	212,341	3,452,449

Distributions to Shareholders
From Net Investment Income	(212,369)	(3,449,161)

From Share Transactions
Net Decrease in Net Assets Resulting from Share Transactions	(32,930,014)	(75,976,982)

Total Decrease in Net Assets	(32,930,042)	(75,973,694)
Net Assets – Beginning of Year	105,066,279	181,039,973

Net Assets – End of Year	$72,136,237	$105,066,279

Accumulated Net Investment Income	$—	$—

The accompanying notes are an integral part of the financial statements.

9

The FBR Funds

FBR Fund for Government Investors
Financial Highlights

The following tables provide per share data for a share outstanding throughout each year for the Fund. Other data includes investment performance, ratios to average net assets and other supplemental information.

	For the Years Ended October 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.00 [3]	0.02	0.04	0.04	0.02
Net Realized Loss on Investments[1]	—	—	—	(0.00)[3]	(0.00)[3]

Total from Investment Operations	0.00 [3]	0.02	0.04	0.04	0.02

Distributions to Shareholders:
From Net Investment Income	(0.00)[3]	(0.02)	(0.04)	(0.04)	(0.02)

Net Asset Value – End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[4]	0.20%	2.31%	4.46%	3.89%	1.96%
Ratios to Average Net Assets:
Expenses After Waivers[2]	0.56%	0.79%	0.83%	0.85%	0.76%
Expenses Before Waivers	0.95%	0.79%	0.83%	0.85%	0.86%
Net Investment Income After Waivers[2]	0.24%	2.48%	4.37%	3.81%	1.92%
Net Investment Income Before Waivers	(0.15)%	2.48%	4.37%	3.81%	1.82%
Supplementary Data:
Net Assets at End of Period (in thousands)	$72,136	$105,066	$181,040	$211,171	$251,675

[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Prior to November 1, 2005, reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual advisory fee waiver of 0.10% (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses). For the period ended October 31, 2009, Fund Advisers voluntarily absorbed expenses that were otherwise payable by the Fund.

[3]	Less than $0.01
[4]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and will include reinvestment of dividends and distributions, if any.

The accompanying notes are an integral part of the financial statements.

10

The FBR Funds

FBR Fund for Government Investors
Schedule of Shareholder Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 through October 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2009” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

				Expenses Paid
	Net Expense	Beginning	Ending	During the
	Ratio	Account	Account	Six Months
	Annualized	Value	Value	Ended
	October 31, 2009	May 1, 2009	October 31, 2009	October 31, 2009*

Actual	0.30%	$1,000.00	$1,000.00	$1.50
Hypothetical	0.30	1,000.00	1,023.71	1.51

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 365.

11

The FBR Funds

FBR Fund for Government Investors
Notes to Financial Statements

1.  Organization

The FBR Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. The Trust was organized as a business trust under the laws of the State of Delaware on September 29, 2003. As of October 31, 2009, the Trust consisted of ten series. This report includes only the FBR Fund for Government Investors (“Money Market Fund”). The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value which may be issued in more than one class or series.

The Money Market Fund, a diversified fund, invests, under normal circumstances, at least 95% of its total assets in fixed-rate and floating-rate short-term instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements secured by such instruments. The investment objective of the Fund is current income consistent with liquidity and preservation of capital.

2.  Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies:

Portfolio Valuation — The net asset value per share (“NAV”) of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each business day that the exchange is open for trading. Short-term investments are carried at amortized cost, which approximates market value.

The Fund has adopted “Fair Value Measurements”. Fair Value Measurements establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk curves, default rates and similar data.

•

Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, securities maturing within 60 days of the filing are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the

12

The FBR Funds

FBR Fund for Government Investors
Notes to Financial Statements (continued)

current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2009:

	Level 2 – Other	Level 3 – Significant
Level 1 – Quoted	Significant	Unobservable
Prices	Observable Inputs	Inputs

$7,241,022	$64,779,370	$—

Share Valuation — The NAV of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV.

Investment Income — Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis.

Expenses — The Fund pays all operational expenses, which are either charged directly to the Fund for which the expense is attributable or are allocated proportionately among the Funds in the Trust based on allocation methods approved by the Board.

Distributions to Shareholders — The Fund declares dividends each day the Fund is open for business and pays monthly. Distributions from net realized capital gains, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations.

Allocations — Investment income earned and realized capital gains and losses, for the Fund, are recorded daily to the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust daily in relation to net assets of each Fund or another reasonable measure.

Security Transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates — The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreement”). The financial institutions with whom the Fund enters

13

The FBR Funds

FBR Fund for Government Investors
Notes to Financial Statements (continued)

into repurchase agreements are banks and broker/dealers which the adviser considers creditworthy pursuant to criteria approved by the Board. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

3.  Transactions with Affiliates

Investment Adviser — FBR Fund Advisers, Inc. (“Fund Advisers”) serves as investment adviser to the Fund. The Fund pays a management fee at an annual rate based on the Fund’s average daily net assets of 0.50% on the first $500 million, 0.45% on the next $250 million, 0.40% on the next $250 million, and 0.35% on net assets over $1 billion.

Fund Advisers has contractually agreed to limit the Fund’s total operating expenses and to maintain these limitations with regard to the Fund through October 31, 2011. The Fund has a limitation of 1.00% of the Fund’s average daily net assets, (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses). During the year ended October 31, 2009, the Adviser waived and/or reimbursed operating expenses of the Fund in the amount of $345,052.

Administrator — JPMorgan Chase Bank N.A. (“JPMorgan”) serves as the administrator to the Fund and provides pursuant to an Administration Agreement (“Agreement”) day-to-day administrative services including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code and preparing the Fund’s registration statements. Pursuant to the Agreement, JPMorgan receives a monthly fee based on average daily net assets of the Trust.

Pursuant to the Administrative Services Agreement, the Adviser also provides administrative services to the Fund including oversight of service providers. For the period ended October 31, 2009, Fund Advisers received 0.02% of average daily net assets of the Trust. Effective November 1, 2009, Fund Advisers receives 0.04% of average daily net assets of the Trust. Fund Advisers also provides the Fund with office space, facilities and business equipment and generally administers the Fund’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Fund. The Adviser compensates all personnel, Officers and Trustees of the Fund if such persons are employees of the Adviser. For the year ended October 31, 2009, JPMorgan earned $17,890 and Fund Advisers earned $17,453 in Administrator fees.

Trustees’ Fees — Each Trustee of the Trust who is not an employee or affiliate of Fund Advisers receives an annual retainer fee of $25,000 and an additional meeting fee of $2,500 for each regular meeting attended. In addition, each Trustee that serves on the

14

The FBR Funds

FBR Fund for Government Investors
Notes to Financial Statements (continued)

Audit Committee or Nominating Committee receives a meeting fee of $1,000 for attendance at the meeting. If a Trustee participates by teleconference, the meeting fee is $1,000. The Chairman of the Board, an independent Trustee, receives an additional $2,000 for each meeting attended, and the Audit Committee Chairman receives an additional $1,000 for each committee meeting attended.

4.  Capital Share Transactions

	FBR Fund for Government Investors

	For the	For the
	Year	Year
	Ended	Ended
	October 31,	October 31,
	2009	2008

Capital Transactions:
Proceeds from Sale of Shares	$68,617,195	$362,869,090
Reinvestment of Distributions	199,741	3,317,780
Cost of Shares Redeemed	(101,746,950)	(442,163,852)
Redemption Fees	—	—

Transactions	$(32,930,014)	$(75,976,982)

Net Decrease from Capital Transactions	$(32,930,014)	$(75,976,982)

Share Transactions:
Sold	68,612,517	362,869,090
Issued in Reinvestment of Distributions	199,736	3,317,780
Redeemed	(101,746,950)	(442,163,852)

Change in Shares	(32,934,697)	(75,976,982)

Net Decrease from Share Transactions	(32,934,697)	(75,976,982)

5.  Federal Income Taxes

It is the Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code that are applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. As a result, the character of tax-basis distributions and the composition of net assets for tax purposes may differ from those reflected in the Fund’s

15

The FBR Funds

FBR Fund for Government Investors
Notes to Financial Statements (continued)

financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are primarily the result of wash sales. Reclassifications for permanent differences are made to components of capital. These reclassifications have no effect on net assets or net asset value per share. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2005-2008), or expected to be taken in the Fund’s 2009 tax returns.

The tax character of distributions paid for the tax year was as follows:

	Ordinary Income		Long-Term Capital Gains

	Dollar	Per share	Dollar	Per share
	Amount	Amount	Amount	Amount

Fund for Government Investors
For the Year Ended October 31, 2009	$212,369	$0.002038	$—	$—
For the Year Ended October 31, 2008	3,449,161	0.022910	—	—

The following information is computed on a tax basis for each item:

As of October 31, 2009

Fund for
Government Investors

Tax cost of investment securities	$72,020,392

Gross unrealized appreciation	—
Gross unrealized depreciation	—

Net unrealized appreciation	—
Capital loss carryforward	(186,695)

Accumulated deficit	$(186,695)

Unused capital loss carryforwards as of October 31, 2009, were as follows:

	Amount	Expires October 31,

Fund for Government Investors	$20,568	2011
Fund for Government Investors	165,106	2012
Fund for Government Investors	970	2013
Fund for Government Investors	23	2014
Fund for Government Investors	28	2017

6.  Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

The FBR Funds

FBR Fund for Government Investors
Notes to Financial Statements (continued)

7.   Subsequent Events

Effective December 4, 2009, the FBR Fund for Government Investors was reorganized into the Western Asset Government Money Market Fund, which is a separate investment series of the Legg Mason Partners Money Market Trust. Accordingly, shares of the FBR Fund for Government Investors are no longer offered and the Fund has been terminated.

17

The FBR Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
The FBR Funds
Arlington, Virginia

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the FBR Fund for Government Investors (the “Fund”), a series of The FBR Funds as of October 31, 2009, and the related statement of operations of the Fund for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights of the Fund for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBR Fund for Government Investors as of October 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 30, 2009

18

The FBR Funds

FBR Fund for Government Investors
Important Supplemental Information (unaudited)

Proxy Voting Guidelines

Fund Advisers is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures Fund Advisers uses in fulfilling this responsibility is included in the Funds’ Statement of Additional Information and is available without charge, upon request, by calling 888.888.0025. The policies and procedures are also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 888.888.0025 and is also available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. A copy of the quarterly holdings report is available, without charge, upon request, by calling 888.888.0025.

Approval of Interim and New Investment Advisory Agreements for the Fund and Approval of the Reorganization of the Fund

In accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”or “Trustees”) is required, at an in-person meeting of the Board called for such purpose, to consider the approval of any investment advisory agreement intended for use in connection with the FBR Fund for Government Investors (the “Fund”). The relevant provisions of the 1940 Act specifically provide that it is the duty of the Trustees to request and evaluate such information as the Trustees determine is necessary to allow them to properly consider the approval of any investment advisory agreement, and it is the duty of any investment adviser to furnish the Trustees with such information that is reasonably necessary for the Trustees to evaluate the terms of the investment advisory agreement.

During the Fund’s most recent fiscal year ended October 31, 2009, the Board took action on one occasion in connection with the consideration and approval of the investment advisory agreement of the Fund. At a special meeting of the Board held on June 30, 2009, which was called as a result of the change in control of FBR Capital Markets, Inc. (“FBR Capital Markets”), the parent of FBR Fund Advisers, Inc. (“Fund Advisers”), the investment adviser to the Fund, the Board considered and approved the following: (i) an interim investment advisory agreement with Fund Advisers with respect to the Fund (the “Interim Investment Advisory Agreement”); and (ii) a new investment advisory

19

The FBR Funds

FBR Fund for Government Investors
Important Supplemental Information (unaudited) (continued)

agreement with Fund Advisers with respect to the Fund (the “New Investment Advisory Agreement”), subject to shareholder approval.

As a result of the change in control of FBR Capital Markets, which occurred during June, 2009, the Board was asked to consider and approve the New Investment Advisory Agreement and the Interim Investment Advisory Agreement (together, the “Advisory Agreements”) in connection with the change of control event. This is because, in accordance with the 1940 Act and provisions of the then existing investment advisory agreement between the Fund and Fund Advisers (the “Prior Advisory Agreement”), the change of control of FBR Capital Markets resulted in an “assignment” and, therefore, the automatic termination, of the Prior Advisory Agreement. The Board noted that all of the material terms of the Advisory Agreements were substantially the same as the terms under the Prior Advisory Agreement. The Board was also assured by Fund Advisers that there would be no reduction in the nature or quality of the services provided by Fund Advisers to the Fund due to the change in control transaction.

At its meeting held on June 30, 2009, the Board approved the Interim Investment Advisory Agreement with Fund Advisers on behalf of the Fund pursuant to Rule 15a-4 under the 1940 Act. Rule 15a-4 permits an investment adviser to provide services to a fund without shareholder approval of the agreement so long as the Board of the fund approves the “interim”contract and the interim agreement terminates upon the earlier of (i) shareholder approval of the final agreement or (ii) 150 days from the termination of the prior investment advisory agreements. At the June 30, 2009 meeting, the Board also approved the New Investment Advisory Agreement for the Fund, subject to shareholder approval and a complete review and re-approval of the New Investment Advisory Agreement at its October 26, 2009 meeting.

At the June 30, 2009 Board meeting, the Board considered the similarity of the New Investment Advisory Agreement to the Prior Advisory Agreement. In determining whether or not it was appropriate to approve the Advisory Agreements and to recommend approval of the New Investment Advisory Agreement to shareholders, the Board considered various materials and representations provided by Fund Advisers with respect to the Fund, including information relating to the following factors: (1) the Fund’s requirements; (2) the level of fees, looking at the percentage of fees that comparable funds pay; (3) whether Fund Advisers had waived any fees; (4) the profitability of the Fund to Fund Advisers; (5) the scope of any “fall-out benefits,”that is, whether Fund Advisers received other benefits from its relationship with the Fund, such as soft dollars; (6) the capabilities and financial soundness of Fund Advisers; (7) current economic and industry trends; (8) historical factors involving Fund Advisers; (9) the responsiveness of management to the Trustees’ concerns and requests for information; and (10) such other factors deemed relevant by the Board.

After considering these factors, the Board, including all of the Trustees who were not considered “interested”as that term is defined under the 1940 Act (the “Independent Trustees”), who were counseled by independent legal counsel to the Independent

20

The FBR Funds

FBR Fund for Government Investors
Important Supplemental Information (unaudited) (continued)

Trustees, concluded that the Advisory Agreements would benefit the Fund and its shareholders. In reaching their conclusion with respect to the approval of the Advisory Agreements, the Board did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Fund and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of Fund Advisers to the successful operation of the Fund, and the level of expenses of the Fund, as well as the continued use of an expense limitation agreement in order to reduce the overall operating expenses of the Fund, as being important elements of their consideration. The Board also considered the effectiveness of the compliance programs of the Fund and Fund Advisers in accordance with applicable requirements relating to mutual funds and their investment advisers. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board, including a majority of the Independent Trustees, concluded that the terms of the Advisory Agreements are fair and reasonable and the Board voted to approve the Advisory Agreements.

Prior to submitting the New Investment Advisory Agreement to shareholders for approval, Fund Advisers recommended, and the Board considered and approved, a reorganization transaction between the Fund and the Western Asset Government Money Market Fund (the “Acquiring Fund”), which is a separate investment series of the Legg Mason Partners Money Market Trust. At a special meeting of the Board held on September 21, 2009, the Board approved an Agreement and Plan of Reorganization (the “Plan”) relating to the proposed reorganization transaction pursuant to which the Fund would be reorganized into the Acquiring Fund. Shareholders of the Fund were provided with an Information Statement describing the Plan and the proposed reorganization transaction in advance of the completion of the transaction. As a result of these developments, the New Investment Advisory Agreement was not submitted to shareholders for approval and the Interim Investment Advisory Agreement terminated in accordance with the applicable provisions of Rule 15a-4. On December 4, 2009, the Fund was reorganized with and into the Acquiring Fund and effective as of that date the assets of the Fund were transferred to the Acquiring Fund in complete liquidation of the Fund.

21

The FBR Funds

FBR Fund for Government Investors
Important Supplemental Information (unaudited) (continued)

Information About Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 1001 Nineteenth Street North, Arlington, Virginia, 22209 unless otherwise stated. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge upon request by calling 888.888.0025.

Portfolios
		Overseen in		Other
	Position	the Trust		Trusteeships/
	Held* and	and Fund	Principal Occupation(s)	Directorships
Name, Age, Address,	Tenure**	Complex***	during past 5 years	by Trustee
Michael A. Willner, 53	Independent Board Chair; Trustee Since 1997	10	President, Alpharip, Inc., January 2001 to present.	None
Charles O. Heller, 73	Trustee Since 2003	10	President, Annapolis Capital Group, since 2005; Beacon Global LLC (venture capital firm), 2003-2005.	None
Reena Aggarwal, 52	Trustee Since 2006	10	Professor at Georgetown, 2000 to present; Deputy Dean, McDonough School of Business, Georgetown University 2006-2008; Interim Dean, 2004-2005; Visiting Professor, MIT Sloan School of Management, 2005-2006.	Index IQ Trust
William E. Cole, Jr., 60	Trustee Since 2006	10	Retired, 2006. Partner, Ernst & Young LLP, 1972-2006.	None
David H. Ellison†, 51 100 Federal Street Boston, MA 02110	Trustee Since 2003 President Since 2001	10	Director, CIO and President, FBR Fund Advisers, Inc., since December 1999; Portfolio Manager for Equity Funds since October 1996.	None
Winsor H. Aylesworth, 62 100 Federal Street Boston, MA 02110	Executive Vice President Since 1999	10	Portfolio Manager, FBR Fund Advisers, Inc. since September 1998.	N/A
William B. Sanders III, 45	Executive Vice President Since 1999	10	Senior Vice President of Fund Operations, FBR Fund Advisers, Inc. since August 1999 and Head Trader for FBR Fund Advisers, Inc., since January 1997.	N/A
Kimberly J. Bradshaw, 35	Treasurer Since 2006 Secretary Since 2003	10	Employee of FBR since August 1998, serving in various capacities, including Vice President Fund Administration, AVP of Fund Administration, Transfer Agent Operations Manager and Fund Accounting Supervisor, Vice President and Secretary of Money Management Advisers, Inc. November 2003 to March 2006.	N/A

22

The FBR Funds

FBR Fund for Government Investors
Important Supplemental Information (unaudited) (continued)

Information About Trustees and Officers (continued)

Portfolios
		Overseen in		Other
	Position	the Trust		Trusteeships/
	Held* and	and Fund	Principal Occupation(s)	Directorships
Name, Age, Address,	Tenure**	Complex***	during past 5 years	by Trustee
Kristin E. Stelljes, 33	Assistant Treasurer Since 2006	10	Employee of FBR since February 2002, serving in various capacities including Assistant Vice President Fund Administration, Supervisor of Fund Administration, Accountant and Customer Service Representative.	N/A
Guy F. Talarico, 54 800 Third Avenue 11th Floor New York, NY 10022	Chief Compliance Officer Since 2006	10	CEO of Alaric Compliance Services, LLC since January 2006. Co-Chief Executive Officer of EOS Compliance Services, LLC from June 2004 to December 2005. Senior Director of Investors Bank & Trust Institutional Custody Division From February 2001 to June 2004.	N/A

*	Trustees serve until their resignation, removal, or death. The Trust’s President, Treasurer, and Secretary serve until their successor is chosen and qualified. The other Officers of the Trust serve at the pleasure of the Trustees.
**	Length of time served is measured from the earliest date of service as a Trustee or Officer of any of the Funds or the Predecessor Funds.
***	The “Fund Complex” consists of all mutual funds advised by FBR Capital Markets, Inc. (“FBR Capital Markets”) and its affiliate advisers.
†	Mr. Ellison is considered to be an “Interested Trustee” of the Trust due to his position with FBR Fund Advisers.

23

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THE FBR FUNDS
888.888.0025
fbrfundsinfo@fbr.com
www.fbrfunds.com

Investment Adviser
FBR FUND ADVISERS, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Distributor
FBR INVESTMENT SERVICES, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Transfer Agent
JPMORGAN CHASE BANK, N.A.
P.O. BOX 5354
CINCINNATI, OHIO 45201

Independent Registered Public Accounting Firm
TAIT, WELLER, AND BAKER LLP
1818 MARKET STREET
PHILADELPHIA, PENNSYLVANIA 19103

This report is not authorized
for distribution to prospective
investors unless it is preceded or
accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Registrant had adopted a code of ethics (the “Code”) that applies to Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. The Registrant undertakes to provide a copy of such code to any person upon request, without charge, by calling 888.888.0025.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees determined at a meeting held October 24, 2006 that William E. Cole, Jr. qualifies as an Audit Committee Financial Expert and he is “independent” as defined under the relevant Securities and Exchange Commission rules and releases. The Board of Trustees also determined at a meeting held July 23, 2008 that Reena Aggarwal qualifies as an Audit Committee Financial Expert and she is “independent” as defined under the relevant Securities and Exchange Commission rules and releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees – The aggregate fees billed for the professional services rendered by Tait, Weller & Baker, Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, were $160,500 and $150,500 for all series of the Registrant for the fiscal year ended October 31, 2009 and 2008 respectively.
(b)	Audit Related Fees –There were no fees billed for assurance and related services by Tait, Weller & Baker for the fiscal years ended October 31, 2009 and 2008.
(c)	Tax Fees – The aggregate fees billed by Tait, Weller & Baker, Registrant’s principal accountant for tax compliance, tax advice and tax planning for completing federal and excise tax returns were $30,000 and $29,000 for all series of the Registrant for the fiscal year ended October 31, 2009 and 2008 respectively.
(d)	All Other Fees – There were no additional fees paid for audit and non-audit services other than those disclosed in (a) through (c) above.
(e)	(1) Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or an entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the Registrant. In determining whether to approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.
(2) None of the services described in (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than fifty percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
(g)	There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.
(h)	Not applicable as no non-audit services were provided to the Registrant’s investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Contained in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFLIIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	Based upon their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant’s PFO and PEO have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in this Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)	There were no changes in the Registrant’s internal controls over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)	(1) Not applicable.
(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached herewith.
(3) Not applicable.
(b)	(1) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002: Attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The FBR Funds

By (Signature and Title)*	/s/ Kimberly J. Bradshaw	01/05/2010

	Kimberly J. Bradshaw	Date
Treasurer, Secretary and Principal Financial Officer
The FBR Funds

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Ellison	01/05/2010

	David H. Ellison	Date
President and Principal Executive Officer
The FBR Funds

By (Signature and Title)	/s/ Kimberly J. Bradshaw	01/05/2010

	Kimberly J. Bradshaw	Date
Treasurer, Secretary and Principal Financial Officer
The FBR Funds